AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2002
-----------------------------------------------------------------------------
                                                             FILE NOS. 333-61698
                                                                       811-07467

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       POST-EFFECTIVE AMENDMENT NO. 3 /X/

                                     AND/OR

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940

                              AMENDMENT NO. 45 /X/

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                               (Name of Depositor)

                               ONE ALLSTATE DRIVE
                                  P.O. BOX 9095
                          FARMINGVILLE, NEW YORK 11738
                                  516/451-5300
         (Address and Telephone Number of Depositor's Principal Offices)

                               MICHAEL J. VELOTTA
                  VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847-402-2400
            (Name, Address and Telephone Number of Agent for Service)


                                   COPIES TO:

RICHARD T. CHOI, ESQUIRE                     ANGELA M. KING, ESQUIRE
FOLEY & LARDNER                              ALLSTATE LIFE INSURANCE COMPANY OF
3000 K STREET, N.W.                          NEW YORK
SUITE 500                                    3100 SANDERS ROAD
WASHINGTON, D.C. 20007                       SUITE J5B
                                             NORTHBROOK, IL 60062

Approximate date of proposed public offering:  Continuous

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                             (CHECK APPROPRIATE BOX)

/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 2002 pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on (date) pursuant to paragraph (a)(1) of Rule 485

                    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

/X/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of Interest in the Allstate Life of New York Separate Account A under deferred variable annuity contracts.

THE PUTNAM ALLSTATE ADVISOR VARIABLE ANNUITIES
(ADVISOR, ADVISOR PLUS, ADVISOR PREFERRED)

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
P.O. BOX 94036
PALATINE, ILLINOIS 60094-4036
TELEPHONE NUMBER: 1-800-390-1277                    PROSPECTUS DATED MAY 1, 2002

--------------------------------------------------------------------------------

Allstate Life Insurance Company of New York ("ALLSTATE NEW YORK") is offering the following group flexible premium deferred variable annuity contracts (each, a "CONTRACT"):

-  Putnam Allstate Advisor
-  Putnam Allstate Advisor Plus
-  Putnam Allstate Advisor Preferred

This prospectus contains information about each Contract that you should know before investing. Please keep it for future reference. Not all Contracts may be available through your sales representative. Please check with your sales representative for details.

Each Contract currently offers several investment alternatives ("INVESTMENT ALTERNATIVES"). The investment alternatives include up to 2 fixed account options ("FIXED ACCOUNT OPTIONS"), depending on the Contract, and include 27 variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Allstate Life of New York Separate Account A ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in the class IB shares of one of the following underlying fund portfolios ("FUNDS") of the Putnam Variable Trust:

Putnam VT American Government Income Fund       Putnam VT International New Opportunities Fund
Putnam VT Asia Pacific Growth Fund*             Putnam VT Investors Fund
Putnam VT Capital Appreciation Fund             Putnam VT Money Market Fund
Putnam VT Diversified Income Fund               Putnam VT New Opportunities Fund
Putnam VT The George Putnam Fund of Boston      Putnam VT New Value Fund
Putnam VT Global Asset Allocation Fund          Putnam VT OTC & Emerging Growth Fund
Putnam VT Global Growth Fund                    Putnam VT Research Fund
Putnam VT Growth and Income Fund                Putnam VT Small Cap Value Fund
Putnam VT Growth Opportunities Fund             Putnam VT Technology Fund*
Putnam VT Health Sciences Fund                  Putnam VT Utilities Growth and Income Fund
Putnam VT High Yield Fund                       Putnam VT Vista Fund
Putnam VT Income Fund                           Putnam VT Voyager Fund
Putnam VT International Growth Fund             Putnam VT Voyager Fund II
Putnam VT International Growth and Income Fund

For PUTNAM ALLSTATE ADVISOR PLUS CONTRACTS, each time you make a purchase payment, we will add to your Contract value ("CONTRACT VALUE") a credit enhancement ("CREDIT ENHANCEMENT") equal to 4% of such purchase payment. Expenses for this Contract may be higher than a Contract without the Credit Enhancement. Over time, the amount of the Credit Enhancement may be more than offset by the fees associated with the Credit Enhancement.

WE (Allstate New York) have filed a Statement of Additional Information, dated May 1, 2002, with the Securities and Exchange Commission ("SEC"). It contains more information about each Contract and is incorporated herein by reference, which means that it is legally a part of this prospectus. Its table of contents appears on page 40 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Website.

*This investment alternative is expected to be closed to further investment in the near future. Please see the section INVESTMENT ALTERNATIVES: VARIABLE SUB-ACCOUNTS for details.
--------------------------------------------------------------------------------

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
                   DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR
                   HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS
                   PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A
                   FEDERAL CRIME.
    IMPORTANT      THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS THAT
     NOTICES       HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL
                   INSTITUTIONS OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE
                   CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
                   BY SUCH INSTITUTIONS OR ANY FEDERAL REGULATORY AGENCY.
                   INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS,
                   INCLUDING POSSIBLE LOSS OF PRINCIPAL.
                   THE CONTRACTS ARE NOT FDIC INSURED.
                   THE CONTRACTS ARE AVAILABLE ONLY IN NEW YORK.

                            1     - PROSPECTUS

TABLE OF CONTENTS
-------------------------------------------------------------------

                                                                        PAGE
----------------------------------------------------------------------------
OVERVIEW
----------------------------------------------------------------------------
   Important Terms                                                        3
----------------------------------------------------------------------------
   The Contracts at a Glance                                              5
----------------------------------------------------------------------------
   How the Contracts Work                                                 8
----------------------------------------------------------------------------
   Expense Table                                                          9
----------------------------------------------------------------------------
   Financial Information                                                 13
----------------------------------------------------------------------------
CONTRACT FEATURES
----------------------------------------------------------------------------
   The Contracts                                                         14
----------------------------------------------------------------------------
   Purchases                                                             15
----------------------------------------------------------------------------
   Contract Value                                                        17
----------------------------------------------------------------------------
   Investment Alternatives                                               18
----------------------------------------------------------------------------
      The Variable Sub-Accounts                                          18
----------------------------------------------------------------------------
      The Fixed Account Options                                          20
----------------------------------------------------------------------------
      Transfers                                                          21
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                                        PAGE

   Expenses                                                              23
----------------------------------------------------------------------------
   Access to Your Money                                                  24
----------------------------------------------------------------------------
   Income Payments                                                       25
----------------------------------------------------------------------------
   Death Benefits                                                        29
----------------------------------------------------------------------------
OTHER INFORMATION
----------------------------------------------------------------------------
   More Information                                                      33
----------------------------------------------------------------------------
   Taxes                                                                 34
----------------------------------------------------------------------------
   Performance Information                                               39
----------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                    41
----------------------------------------------------------------------------
APPENDIX A -- CONTRACT COMPARISON CHART                                 A-1
----------------------------------------------------------------------------
APPENDIX B -- ACCUMULATION UNIT VALUES                                  B-1
----------------------------------------------------------------------------
APPENDIX C -- WITHDRAWAL ADJUSTMENT EXAMPLE -- INCOME BENEFIT           C-1
----------------------------------------------------------------------------
APPENDIX D -- WITHDRAWAL ADJUSTMENT EXAMPLE -- DEATH BENEFIT            D-1
----------------------------------------------------------------------------

                            2     - PROSPECTUS

IMPORTANT TERMS
-------------------------------------------------------------------

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.

                                                                             PAGE(S)
------------------------------------------------------------------------------------
   Accumulation Phase                                                              8
------------------------------------------------------------------------------------
   Accumulation Unit                                                          13, 17
------------------------------------------------------------------------------------
   Accumulation Unit Value                                                    13, 17
------------------------------------------------------------------------------------
   Allstate New York ("We")                                                    1, 31
------------------------------------------------------------------------------------
   Annuitant                                                                      14
------------------------------------------------------------------------------------
   Automatic Additions Program                                                    15
------------------------------------------------------------------------------------
   Automatic Fund Rebalancing Program                                             22
------------------------------------------------------------------------------------
   Beneficiary                                                                    14
------------------------------------------------------------------------------------
   Cancellation Period                                                         5, 16
------------------------------------------------------------------------------------
   *Contract                                                                   1, 33
------------------------------------------------------------------------------------
   Contract Anniversary                                                            6
------------------------------------------------------------------------------------
   Contract Owner ("You")                                                      8, 14
------------------------------------------------------------------------------------
   Contract Value                                                              7, 17
------------------------------------------------------------------------------------
   Contract Year                                                                   6
------------------------------------------------------------------------------------
   Credit Enhancement                                                          1, 16
------------------------------------------------------------------------------------
   Dollar Cost Averaging Program                                              20, 22
------------------------------------------------------------------------------------
   Due Proof of Death                                                             30
------------------------------------------------------------------------------------
   Fixed Account Options                                                       1, 20
------------------------------------------------------------------------------------
   Funds                                                                1, 18-19, 32
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                                                             PAGE(S)

   Guarantee Period                                                               20
------------------------------------------------------------------------------------
   Income Base                                                                 6, 28
------------------------------------------------------------------------------------
   Income Plan                                                                 8, 25
------------------------------------------------------------------------------------
   Investment Alternatives                                                  1, 18-22
------------------------------------------------------------------------------------
   Issue Date                                                                      8
------------------------------------------------------------------------------------
   Maximum Anniversary Value                                                      30
------------------------------------------------------------------------------------
   Payout Phase                                                                8, 21
------------------------------------------------------------------------------------
   Payout Start Date                                                           8, 25
------------------------------------------------------------------------------------
   Preferred Withdrawal Amount                                                 9, 23
------------------------------------------------------------------------------------
   Retirement Income Guarantee Rider                                       6, 23, 28
------------------------------------------------------------------------------------
   Rider Date                                                                     28
------------------------------------------------------------------------------------
   Right to Cancel                                                             5, 16
------------------------------------------------------------------------------------
   SEC                                                                             1
------------------------------------------------------------------------------------
   Settlement Value                                                               30
------------------------------------------------------------------------------------
   Standard Fixed Account Option                                               1, 20
------------------------------------------------------------------------------------
   Systematic Withdrawal Program                                                  25
------------------------------------------------------------------------------------
   Valuation Date                                                             16, 27
------------------------------------------------------------------------------------
   Variable Account                                                            1, 32
------------------------------------------------------------------------------------
   Variable Sub-Account                                                     1, 18-19
------------------------------------------------------------------------------------

*These Contracts are available only as group Contracts. We will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise. References to "Contract" also include all three Contracts listed on the cover page of this prospectus, unless otherwise noted. However, we administer each Contract separately.

                            3     - PROSPECTUS

OVERVIEW OF CONTRACTS
-------------------------------------------------------------------

The Contracts offer many of the same basic features and benefits. They differ primarily with respect to the charges imposed, as follows:

- The PUTNAM ALLSTATE ADVISOR CONTRACT has a mortality and expense risk charge of 1.25%, an annual contract maintenance charge of $30, a withdrawal charge of up to 7% with a 7-year withdrawal charge period.

- The PUTNAM ALLSTATE ADVISOR PLUS CONTRACT offers a 4% Credit Enhancement on purchase payments, a higher mortality and expense risk charge (1.60%), no contract maintenance charge, a higher withdrawal charge (up to 8%) with a longer withdrawal charge period (8 years).

- The PUTNAM ALLSTATE ADVISOR PREFERRED CONTRACT has a higher mortality and expense risk charge (1.65%), no contract maintenance charge, a lower withdrawal charge (up to 2%) with a shorter withdrawal charge period (2 years).

Other differences among the Contracts relate to the minimum initial purchase payment, the maximum age of Contract Owners and Annuitants, available Fixed Account Options, and available withdrawal charge waivers. For a side-by-side comparison of these differences, please turn to Appendix A of this prospectus.

                            4     - PROSPECTUS

THE CONTRACTS AT A GLANCE
-------------------------------------------------------------------

The following is a snapshot of the Contracts. Please read the remainder of this prospectus for more information.

FLEXIBLE PAYMENTS                           You can purchase each Contract with as little as $10,000. We reserve the right to accept a lesser initial purchase
                                            payment amount for each Contract.

                                            PUTNAM ALLSTATE ADVISOR CONTRACTS that are QUALIFIED
                                            CONTRACTS, which are Contracts issued with a qualified plan, can be purchased with an initial purchase payment of $500 or more. You can add to your Contract as often and as much as you like, but each subsequent payment must be at least $500
                                            ($50 for automatic payments). We may limit the amount of any additional purchase payment to a maximum of $1,000,000.

                                            For PUTNAM ALLSTATE ADVISOR PLUS CONTRACTS, each time you
                                            make a purchase payment, we will add to your Contract Value a Credit Enhancement equal to 4% of such purchase payment.
--------------------------------------------------------------------------------------------------------

RIGHT TO CANCEL                             You may cancel your Contract within 10 days after receipt
                                            (pursuant to New York law, 60 days if you are exchanging
                                            another contract for a Contract described in this
                                            prospectus) ("CANCELLATION PERIOD"). Upon cancellation, we will return your purchase payments adjusted, to the extent federal or state law permits, to reflect the investment
                                            experience of any amounts allocated to the Variable Account, including the deduction of mortality and expense risk
                                            charges. If you exercise your RIGHT TO CANCEL the Contract, the amount we refund to you will not include any Credit
                                            Enhancement. See "Right to Cancel" for details.

                            5     - PROSPECTUS

--------------------------------------------------------------------------------------------------------

EXPENSES                                    Each Fund pays expenses that you will bear indirectly if you invest in a Variable Sub-Account. You also will bear the
                                            following expenses:

                                            PUTNAM ALLSTATE ADVISOR CONTRACTS
                                            -  Annual mortality and expense risk charge equal to 1.25%
                                               of average daily net assets.
                                            -  Annual contract maintenance charge of $30 (waived in
                                               certain cases)
                                            -  Withdrawal charges ranging from 0% to 7% of purchase
                                               payments withdrawn (with certain exceptions)

                                            PUTNAM ALLSTATE ADVISOR PLUS CONTRACTS
                                            -  Annual mortality and expense risk charge equal to 1.60%
                                               of average daily net assets.
                                            -  Withdrawal charges ranging from 0% to 8% of purchase
                                               payments withdrawn (with certain exceptions)

                                            PUTNAM ALLSTATE ADVISOR PREFERRED CONTRACTS
                                            -  Annual mortality and expense risk charge equal to 1.65%
                                               of average daily net assets.
                                            -  Withdrawal charges ranging from 0% to 2% of purchase
                                               payments withdrawn (with certain exceptions)

                                            ALL CONTRACTS
                                            -  If you select the RETIREMENT INCOME GUARANTEE RIDER* you would pay an additional fee at the annual rate of up to
                                               0.50% (currently 0.30%) of the INCOME BASE in effect on
                                               each Contract anniversary ("CONTRACT ANNIVERSARY")
                                            -  Transfer fee equal to 0.50% of the amount transferred, up to a maximum charge of $25, after 12th transfer in any
                                               Contract Year ("CONTRACT YEAR"), which we measure from
                                               the date we issue your Contract or a Contract Anniversary
                                            -  State premium tax (New York currently does not impose
                                               one)
                                            * Available beginning on or about June 1, 2002.
--------------------------------------------------------------------------------------------------------

INVESTMENT ALTERNATIVES                     Each Contract offers several investment alternatives
                                            including:
                                            -  a Standard Fixed Account Option that credits interest at rates we guarantee, and
                                            -  27 Variable Sub-Accounts investing in Funds offering
                                               professional money management by Putnam Investment
                                               Management, LLC.

                                            PUTNAM ALLSTATE ADVISOR CONTRACTS offer an additional
                                            7-to-12 Month Dollar Cost Averaging Fixed Account Option
                                            that credits interest at rates we guarantee.

                                            To find out current rates being paid on the Fixed Account
                                            Option(s), or to find out how the Variable Sub-Accounts have performed, please call us at 1-800-390-1277.

                            6     - PROSPECTUS

--------------------------------------------------------------------------------------------------------

SPECIAL SERVICES                            For your convenience, we offer these special services:
                                            -  AUTOMATIC FUND REBALANCING PROGRAM
                                            -  AUTOMATIC ADDITIONS PROGRAM
                                            -  DOLLAR COST AVERAGING PROGRAM
                                            -  SYSTEMATIC WITHDRAWAL PROGRAM
--------------------------------------------------------------------------------------------------------

INCOME PAYMENTS                             You can choose fixed income payments, variable income
                                            payments, or a combination of the two. You can receive your income payments in one of the following ways:
                                            -  life income with guaranteed payments
                                            -  a joint and survivor life income with guaranteed payments
                                            -  guaranteed payments for a specified period
                                            -  combination life income and guaranteed payments for a
                                               specified period
                                            -  combination joint and survivor life income and guaranteed payments for a specified period
                                            -  life income with cash refund
                                            -  joint life income with cash refund
                                            -  life income with installment refund
                                            -  joint life income with installment refund

                                            Allstate New York also offers a Retirement Income Guarantee
                                            Rider that guarantees a minimum amount of fixed income
                                            payments you can receive if you choose to annuitize your
                                            Contract.
--------------------------------------------------------------------------------------------------------

DEATH BENEFITS                              If you die before income payments begin, we will pay the
                                            death benefit described in the Contract.
--------------------------------------------------------------------------------------------------------

TRANSFERS                                   Before the Payout Start Date, you may transfer your CONTRACT
                                            VALUE among the investment alternatives, with certain
                                            restrictions. Except in the 7-to-12 Month Dollar Cost
                                            Averaging Fixed Account (PUTNAM ALLSTATE ADVISOR CONTRACTS
                                            ONLY), the minimum amount you may transfer is $100 or the
                                            amount remaining in the investment alternative, if less.

                                            A charge may apply after the 12th transfer in each Contract
                                            Year. For PUTNAM ALLSTATE ADVISOR CONTRACTS, we do not
                                            permit transfers into the 7-to-12 Month Dollar Cost
                                            Averaging Option.
--------------------------------------------------------------------------------------------------------

WITHDRAWALS                                 You may withdraw some or all of your Contract Value at any time during the Accumulation Phase and during the Payout
                                            Phase in certain cases. In general, you must withdraw at
                                            least $50 at a time ($1,000 during the Payout Phase).
                                            Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional
                                            10% federal tax penalty. A withdrawal charge also may apply.

                            7     - PROSPECTUS

HOW THE CONTRACTS WORK
-------------------------------------------------------------------

Each Contract basically works in two ways.

First, each Contract can help you (we assume you are the "CONTRACT OWNER") save for retirement because you can invest in your Contract's investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in a Fixed Account Option, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Funds.

Second, each Contract can help you plan for retirement because you can use it to receive retirement income for life and/or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 25. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Funds. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

         ISSUE           ACCUMULATION PHASE       PAYOUT START      PAYOUT PHASE
          DATE                                        DATE
  ------------------------------------------------------------------------------------------------------------
  You buy               You save for          You elect to receive  You can receive       Or you can
  a Contract            retirement            income                income payments       receive income
                                              payments or receive   for a set period      payments for life
                                              a lump sum payment

Other income payment options are also available. SEE "INCOME PAYMENTS."

As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if there is none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. SEE "The Contracts." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner or, if there is none, to your Beneficiary. SEE "Death Benefits."

Please call us at 1-800-390-1277 if you have any question about how the Contracts work.

                            8     - PROSPECTUS

EXPENSE TABLE
-------------------------------------------------------------------

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes because New York currently does not impose premium taxes on annuities. For more information about Variable Account expenses, see "Expenses," below. For more information about Fund expenses, please refer to the accompanying prospectus for the Funds.

CONTRACT OWNER TRANSACTION EXPENSES
Withdrawal Charge (as a percentage of purchase payments withdrawn)*

                                Number of Complete Years Since We Received the Purchase
Contract:                       Payment Being Withdrawn/Applicable Charge:
---------------------------------------------------------------------------------------------
Putnam Allstate Advisor           0      1      2      3      4      5      6     7+
                                 7%     7%     6%     5%     4%     3%     2%     0%
---------------------------------------------------------------------------------------------
Putnam Allstate Advisor Plus      0      1      2      3      4      5      6      7     8+
                                 8%     8%     8%     7%     6%     5%     4%     3%     0%
---------------------------------------------------------------------------------------------
Putnam Allstate Advisor
  Preferred                       0      1     2+
                                 2%     1%     0%
---------------------------------------------------------------------------------------------
Annual Contract Maintenance
  Charge
---------------------------------------------------------------------------------------------
Contract:
---------------------------------------------------------------------------------------------
Putnam Allstate Advisor                              $30**
---------------------------------------------------------------------------------------------
Putnam Allstate Advisor Plus                         None
---------------------------------------------------------------------------------------------
Putnam Allstate Advisor Preferred                    None
---------------------------------------------------------------------------------------------
Transfer Fee                                         0.50% of the amount transferred***
---------------------------------------------------------------------------------------------

  *Each Contract Year, you may withdraw up to the PREFERRED WITHDRAWAL AMOUNT offered under your Contract without incurring a withdrawal charge. See "Withdrawal Charge," for more information.

 **Waived in certain cases. See "Expenses."

***Applies solely to the 13th and subsequent transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic fund rebalancing. This charge will not exceed $25 per transfer.

VARIABLE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSET VALUE
DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)

                                                               Mortality                          Total
                                                              and Expense    Admistrative    Variable Account
Contract                                                      Risk Charge       Charge       Annual Expenses
-------------------------------------------------------------------------------------------------------------
Putnam Allstate Advisor                                          1.25%           0.00%            1.25%
-------------------------------------------------------------------------------------------------------------
Putnam Allstate Advisor Plus                                     1.60%           0.00%            1.60%
-------------------------------------------------------------------------------------------------------------
Putnam Allstate Advisor Preferred                                1.65%           0.00%            1.65%
-------------------------------------------------------------------------------------------------------------

RETIREMENT INCOME GUARANTEE RIDER EXPENSES
If you select the Retirement Income Guarantee Rider*, you would pay an additional fee at the annual rate of up to 0.50% (currently 0.30%) of the Income Base in effect on a Contract Anniversary. See "RETIREMENT INCOME GUARANTEE RIDER" on page 28 for details.

*Available beginning on or about June 1, 2002.

                            9     - PROSPECTUS

FUND ANNUAL EXPENSES
(AS A PERCENTAGE OF FUND AVERAGE DAILY NET ASSETS)(1)

                                                             Management            12b-1            Other           Total Annual
Class IB Shares Fund                                            Fees             Fees (2)          Expenses         Fund Expenses
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund                       0.65%              0.25%            0.12%               1.02%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund (3)                          0.80%              0.25%            0.33%               1.38%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund                             0.65%              0.25%            0.70%               1.60%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund                               0.68%              0.25%            0.11%               1.04%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston                      0.65%              0.25%            0.11%               1.01%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund                          0.67%              0.25%            0.17%               1.09%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Growth Fund                                    0.71%              0.25%            0.11%               1.07%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund                                0.46%              0.25%            0.05%               0.76%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund                             0.70%              0.25%            0.15%               1.10%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund                                  0.70%              0.25%            0.09%               1.04%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund                                       0.67%              0.25%            0.09%               1.01%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund                                           0.60%              0.25%            0.08%               0.93%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund                             0.76%              0.25%            0.18%               1.19%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund                  0.80%              0.25%            0.18%               1.23%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund                  1.00%              0.25%            0.24%               1.49%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund                                        0.60%              0.25%            0.06%               0.91%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund                                     0.40%              0.25%            0.05%               0.70%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund                                0.54%              0.25%            0.05%               0.84%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund                                        0.70%              0.25%            0.09%               1.04%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund                            0.70%              0.25%            0.15%               1.10%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund                                         0.65%              0.25%            0.09%               0.99%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund                                  0.80%              0.25%            0.14%               1.19%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Technology Fund (4)                                   1.00%              0.25%            0.45%               1.70%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund                      0.66%              0.25%            0.07%               0.98%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund                                            0.61%              0.25%            0.06%               0.92%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund                                          0.53%              0.25%            0.04%               0.82%
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund II                                       0.70%              0.25%            0.92%               1.87%
---------------------------------------------------------------------------------------------------------------------------------

(1) Figures shown in the table are based on the Funds' last fiscal year ended December 31, 2001.

(2) Class IB 12b-1 fees have been restated to reflect an increase in Rule 12b-1 fees effective April 30, 2001. Actual 12b-1 fees during the most recent fiscal year were 0.22%. See the Funds' prospectus for more information about Rule 12b-1 fees payable under the Funds' distribution plan.

(3) The Fund is expected to merge into the Putnam VT International Growth Fund following approval by the Trust's Trustees and by the Fund's shareholders.

(4) The Fund is expected to merge into the Putnam VT Voyager II Fund following approval by the Trust's Trustees and by the Fund's shareholders.

                            10    - PROSPECTUS

EXAMPLE 1

The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

- invested $1,000 in a Variable Sub-Account;

- earned a 5% annual return on your investment; surrendered your Contract or you began receiving income payments for a specified period of less than 120 months, at the end of each time period, and

- elected the Retirement Income Guarantee Rider.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER OR TAKE A WITHDRAWAL FROM YOUR CONTRACT OR RECEIVE INCOME PAYMENTS.

                                                                                                       Putnam Allstate Advisor
                                         Putnam Allstate Advisor      Putnam Allstate Advisor Plus            Preferred
---------------------------------------------------------------------------------------------------------------------------------
                                        1       3       5      10      1       3       5      10      1       3       5      10
Sub-Account                            Year   Years   Years   Years   Year   Years   Years   Years   Year   Years   Years   Years
---------------------------------------------------------------------------------------------------------------------------------
Putnam American Government Income      $87    $126    $169    $307    $ 99   $155    $206    $347    $39    $ 94    $160    $338
---------------------------------------------------------------------------------------------------------------------------------
Putnam Asia Pacific Growth             $90    $137    $187    $343    $103   $167    $225    $383    $43    $105    $178    $373
---------------------------------------------------------------------------------------------------------------------------------
Putnam Capital Appreciation            $93    $144    $198    $364    $105   $174    $236    $404    $45    $111    $188    $393
---------------------------------------------------------------------------------------------------------------------------------
Putnam Diversified Income              $87    $127    $170    $309    $ 99   $156    $207    $349    $39    $ 94    $161    $340
---------------------------------------------------------------------------------------------------------------------------------
The George Putnam Fund of Boston       $87    $126    $168    $306    $ 99   $155    $205    $346    $39    $ 93    $159    $337
---------------------------------------------------------------------------------------------------------------------------------
Putnam Global Asset Allocation         $87    $128    $172    $314    $100   $157    $210    $354    $40    $ 96    $163    $345
---------------------------------------------------------------------------------------------------------------------------------
Putnam Global Growth                   $87    $128    $171    $312    $100   $157    $208    $352    $40    $ 95    $162    $343
---------------------------------------------------------------------------------------------------------------------------------
Putnam Growth and Income               $84    $118    $156    $280    $ 96   $147    $192    $320    $36    $ 86    $146    $312
---------------------------------------------------------------------------------------------------------------------------------
Putnam Growth Opportunities            $88    $129    $173    $315    $100   $158    $210    $355    $40    $ 96    $164    $346
---------------------------------------------------------------------------------------------------------------------------------
Putnam Health Sciences                 $87    $127    $170    $309    $ 99   $156    $207    $349    $39    $ 94    $161    $340
---------------------------------------------------------------------------------------------------------------------------------
Putnam High Yield                      $87    $126    $168    $306    $ 99   $155    $205    $346    $39    $ 93    $159    $337
---------------------------------------------------------------------------------------------------------------------------------
Putnam Income                          $86    $124    $164    $298    $ 98   $152    $201    $337    $38    $ 91    $155    $329
---------------------------------------------------------------------------------------------------------------------------------
Putnam International Growth            $88    $131    $178    $324    $101   $161    $215    $364    $41    $ 99    $168    $355
---------------------------------------------------------------------------------------------------------------------------------
Putnam International Growth and
  Income                               $89    $133    $180    $328    $101   $162    $217    $368    $41    $100    $170    $358
---------------------------------------------------------------------------------------------------------------------------------
Putnam International New
  Opportunities                        $92    $141    $193    $354    $104   $170    $230    $393    $44    $108    $183    $383
---------------------------------------------------------------------------------------------------------------------------------
Putnam Investors                       $86    $123    $163    $296    $ 98   $152    $200    $335    $38    $ 90    $154    $327
---------------------------------------------------------------------------------------------------------------------------------
Putnam Money Market                    $83    $116    $152    $274    $ 96   $145    $189    $313    $36    $ 84    $143    $306
---------------------------------------------------------------------------------------------------------------------------------
Putnam New Opportunities               $85    $121    $160    $289    $ 97   $150    $196    $328    $37    $ 88    $151    $320
---------------------------------------------------------------------------------------------------------------------------------
Putnam New Value                       $87    $127    $170    $309    $ 99   $156    $207    $349    $39    $ 94    $161    $340
---------------------------------------------------------------------------------------------------------------------------------
Putnam OTC & Emerging Growth           $88    $129    $173    $315    $100   $158    $210    $355    $40    $ 96    $164    $346
---------------------------------------------------------------------------------------------------------------------------------
Putnam Research                        $86    $125    $167    $304    $ 99   $154    $204    $343    $39    $ 93    $158    $335
---------------------------------------------------------------------------------------------------------------------------------
Putnam Small Cap Value                 $88    $131    $178    $324    $101   $161    $215    $364    $41    $ 99    $168    $355
---------------------------------------------------------------------------------------------------------------------------------
Putnam Technology                      $94    $147    $203    $374    $106   $177    $241    $414    $46    $114    $193    $402
---------------------------------------------------------------------------------------------------------------------------------
Putnam Utilities Growth and Income     $86    $125    $167    $303    $ 99   $154    $204    $342    $39    $ 92    $158    $334
---------------------------------------------------------------------------------------------------------------------------------
Putnam Vista                           $86    $123    $164    $297    $ 98   $152    $201    $336    $38    $ 91    $155    $328
---------------------------------------------------------------------------------------------------------------------------------
Putnam Voyager                         $85    $120    $159    $287    $ 97   $149    $195    $326    $37    $ 88    $150    $318
---------------------------------------------------------------------------------------------------------------------------------
Putnam Voyager II                      $95    $152    $212    $390    $108   $182    $250    $430    $48    $119    $202    $418
---------------------------------------------------------------------------------------------------------------------------------

                            11    - PROSPECTUS

EXAMPLE 2

Same assumptions as Example 1 above, except that you decide not to surrender your Contract, or you began receiving income payments for at least 120 months if under an Income Plan for a specified period, at the end of each period.

                                                                                                       Putnam Allstate Advisor
                                         Putnam Allstate Advisor      Putnam Allstate Advisor Plus            Preferred
---------------------------------------------------------------------------------------------------------------------------------
                                        1       3       5      10      1       3       5      10      1       3       5      10
Sub-Account                            Year   Years   Years   Years   Year   Years   Years   Years   Year   Years   Years   Years
---------------------------------------------------------------------------------------------------------------------------------
Putnam American Government Income      $27    $ 84    $143    $307    $31    $ 96    $163    $347    $31    $ 94    $160    $338
---------------------------------------------------------------------------------------------------------------------------------
Putnam Asia Pacific Growth             $31    $ 95    $162    $343    $35    $107    $182    $383    $34    $105    $178    $373
---------------------------------------------------------------------------------------------------------------------------------
Putnam Capital Appreciation            $33    $101    $173    $364    $37    $114    $193    $404    $36    $111    $188    $393
---------------------------------------------------------------------------------------------------------------------------------
Putnam Diversified Income              $27    $ 84    $144    $309    $31    $ 96    $164    $349    $31    $ 94    $161    $340
---------------------------------------------------------------------------------------------------------------------------------
The George Putnam Fund of Boston       $27    $ 83    $143    $306    $31    $ 95    $163    $346    $30    $ 93    $159    $337
---------------------------------------------------------------------------------------------------------------------------------
Putnam Global Asset Allocation         $28    $ 86    $147    $314    $32    $ 98    $167    $354    $31    $ 96    $163    $345
---------------------------------------------------------------------------------------------------------------------------------
Putnam Global Growth                   $28    $ 85    $146    $312    $32    $ 97    $166    $352    $31    $ 95    $162    $343
---------------------------------------------------------------------------------------------------------------------------------
Putnam Growth and Income               $25    $ 76    $130    $280    $28    $ 87    $150    $320    $28    $ 86    $146    $312
---------------------------------------------------------------------------------------------------------------------------------
Putnam Growth Opportunities            $28    $ 86    $147    $315    $32    $ 98    $168    $355    $31    $ 96    $164    $346
---------------------------------------------------------------------------------------------------------------------------------
Putnam Health Sciences                 $27    $ 84    $144    $309    $31    $ 96    $164    $349    $31    $ 94    $161    $340
---------------------------------------------------------------------------------------------------------------------------------
Putnam High Yield                      $27    $ 83    $143    $306    $31    $ 95    $163    $346    $30    $ 93    $159    $337
---------------------------------------------------------------------------------------------------------------------------------
Putnam Income                          $26    $ 81    $139    $298    $30    $ 93    $159    $337    $30    $ 91    $155    $329
---------------------------------------------------------------------------------------------------------------------------------
Putnam International Growth            $29    $ 89    $152    $324    $33    $101    $172    $364    $32    $ 99    $168    $355
---------------------------------------------------------------------------------------------------------------------------------
Putnam International Growth and
  Income                               $29    $ 90    $154    $328    $33    $102    $174    $368    $33    $100    $170    $358
---------------------------------------------------------------------------------------------------------------------------------
Putnam International New
  Opportunities                        $32    $ 98    $167    $354    $36    $111    $188    $393    $35    $108    $183    $383
---------------------------------------------------------------------------------------------------------------------------------
Putnam Investors                       $26    $ 80    $138    $296    $30    $ 92    $158    $335    $29    $ 90    $154    $327
---------------------------------------------------------------------------------------------------------------------------------
Putnam Money Market                    $24    $ 74    $127    $274    $28    $ 86    $146    $313    $27    $ 84    $143    $306
---------------------------------------------------------------------------------------------------------------------------------
Putnam New Opportunities               $25    $ 78    $134    $289    $29    $ 90    $154    $328    $29    $ 88    $151    $320
---------------------------------------------------------------------------------------------------------------------------------
Putnam New Value                       $27    $ 84    $144    $309    $31    $ 96    $164    $349    $31    $ 94    $161    $340
---------------------------------------------------------------------------------------------------------------------------------
Putnam OTC & Emerging Growth           $28    $ 86    $147    $315    $32    $ 98    $168    $355    $31    $ 96    $164    $346
---------------------------------------------------------------------------------------------------------------------------------
Putnam Research                        $27    $ 83    $142    $304    $31    $ 95    $162    $343    $30    $ 93    $158    $335
---------------------------------------------------------------------------------------------------------------------------------
Putnam Small Cap Value                 $29    $ 89    $152    $324    $33    $101    $172    $364    $32    $ 99    $168    $355
---------------------------------------------------------------------------------------------------------------------------------
Putnam Technology                      $34    $105    $178    $374    $38    $117    $199    $414    $37    $114    $193    $402
---------------------------------------------------------------------------------------------------------------------------------
Putnam Utilities Growth and Income     $27    $ 83    $141    $303    $31    $ 95    $161    $342    $30    $ 92    $158    $334
---------------------------------------------------------------------------------------------------------------------------------
Putnam Vista                           $26    $ 81    $138    $297    $30    $ 93    $158    $336    $29    $ 91    $155    $328
---------------------------------------------------------------------------------------------------------------------------------
Putnam Voyager                         $25    $ 78    $133    $287    $29    $ 89    $153    $326    $28    $ 88    $150    $318
---------------------------------------------------------------------------------------------------------------------------------
Putnam Voyager II                      $36    $110    $186    $390    $40    $123    $207    $430    $39    $119    $202    $418
---------------------------------------------------------------------------------------------------------------------------------

PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR ACTUAL EXPENSES MAY BE LOWER OR GREATER THAN THOSE SHOWN ABOVE. SIMILARLY, YOUR RATE OF RETURN MAY BE LOWER OR GREATER THAN 5%, WHICH IS NOT GUARANTEED. THE ABOVE EXAMPLES ASSUME THE ELECTION OF THE RETIREMENT INCOME GUARANTEE RIDER. IF THAT FEATURE WAS NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER. TO REFLECT THE CONTRACT MAINTENANCE CHARGE IN THE EXAMPLES (FOR PUTNAM ALLSTATE ADVISOR CONTRACTS ONLY), WE ESTIMATED AN EQUIVALENT PERCENTAGE CHARGE, BASED ON AN ASSUMED AVERAGE CONTRACT SIZE OF $39,730.

                            12    - PROSPECTUS

FINANCIAL INFORMATION
-------------------------------------------------------------------

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT." Each Variable Sub-Account has a separate value for its Accumulation Units we call "ACCUMULATION UNIT VALUE." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Accumulation Unit Values for the Contracts appear in Appendix B. The financial statements of Allstate New York and the Variable Account appear in the Statement of Additional Information.

                            13    - PROSPECTUS

THE CONTRACTS
-------------------------------------------------------------------

CONTRACT OWNER
Each Contract is an agreement between you, the Contract Owner, and Allstate New York, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

- the investment alternatives during the Accumulation and Payout Phases,

- the amount and timing of your purchase payments and withdrawals,

- the programs you want to use to invest or withdraw money,

- the income payment plan you want to use to receive retirement income,

- the Annuitant (either yourself or someone else) on whose life the income payments will be based,

- the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner or the Annuitant dies, and

- any other rights that the Contract provides, including restricting income payments to Beneficiaries.

If you die, any surviving joint Contract Owner or, if none, the Beneficiary will exercise the rights and privileges provided to them by the Contract.

The Contract cannot be jointly owned by both a non-natural person and a natural person. The maximum age of any Contract Owner on the date we receive the completed application for each Contract is as follows:

- 90 -- PUTNAM ALLSTATE ADVISOR

- 85 -- PUTNAM ALLSTATE ADVISOR PLUS

- 90 -- PUTNAM ALLSTATE ADVISOR PREFERRED

If you select the Retirement Income Guarantee Rider, the maximum age of any Contract Owner on the date we receive the completed application or written request to add the Rider, whichever is later ("RIDER APPLICATION DATE") is currently 75.

You can use the Contract with or without a qualified plan. A qualified plan is a retirement savings plan, such as an IRA or tax-sheltered annuity, that meets the requirements of the Internal Revenue Code. Qualified plans may limit or modify your rights and privileges under the Contract. We use the term "QUALIFIED CONTRACT" to refer to a Contract issued with a qualified plan. See "TAX QUALIFIED CONTRACTS" on page 36.

Except with respect to certain Tax Qualified Contracts, you may change the Contract Owner at any time. Once we have received a satisfactory written request for a change of Contract Owner, the change will take effect as of the date you signed it. We are not liable for any payment we make or other action we take before receiving any written request for a change from you.

Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.

ANNUITANT
The Annuitant is the individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You may name a new Annuitant only upon the death of the current Annuitant and before payout. If the Annuitant dies prior to the Payout Start Date, and the Contract Owner does not name a new Annuitant, the new Annuitant will be the youngest Contract Owner, otherwise, the youngest Beneficiary. You may designate a joint Annuitant, who is a second person on whose life income payments depend, at the time you select an Income Plan. The maximum age of any Annuitant on the date we receive the completed application for each Contract is as follows:

- 90 -- PUTNAM ALLSTATE ADVISOR

- 85 -- PUTNAM ALLSTATE ADVISOR PLUS

- 90 -- PUTNAM ALLSTATE ADVISOR PREFERRED

If you select the Retirement Income Guarantee Rider, the maximum age of the oldest Annuitant on the Rider Application Date is currently 75.

If you select an Income Plan that depends on the Annuitant or a joint Annuitant's life, we may require proof of age and sex before income payments begin and proof that the Annuitant or joint Annuitant is still alive before we make each payment.

BENEFICIARY
The Beneficiary is the person who may elect to receive the Death Benefit or become the new Contract Owner subject to the Death of Owner provision in your Contract, if the sole surviving Contract Owner dies before the Payout Start Date. If the sole surviving Contract Owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue.

You may name one or more Primary and Contingent Beneficiaries when you apply for a Contract. The Primary Beneficiary is the Beneficiary(ies) who is first entitled to receive benefits under the Contract upon the death of the sole surviving Contract Owner. The Contingent Beneficiary is the Beneficiary entitled to receive benefits under the Contract when all Primary Beneficiary(ies) die before the Contract Owner(s).

                            14    - PROSPECTUS

You may restrict income payments to Beneficiaries by providing us with a written request. Once we accept the written request, the change or restriction will take effect as of the date you signed the request. Any change is subject to any payment we make or other action we take before we accept the change.

You may change or add Beneficiaries at any time by writing to us before income payments begin, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed and filed with us. Any change will be effective at the time you sign the written notice. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly.

If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a Beneficiary predeceases the owner and there are no other surviving Beneficiaries when the death benefit becomes payable, the new Beneficiary will be:

- your spouse or, if he or she is no longer alive,

- your surviving children equally, or if you have no surviving children,

- your estate.

If more than one Beneficiary survives you, we will divide the death benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the death benefit in equal amounts to the Beneficiaries. If one of the Beneficiaries dies before you, we will divide the death benefit among the surviving Beneficiaries.

MODIFICATION OF THE CONTRACT
Only an Allstate New York officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT
No Contract Owner has a right to assign any interest in a Contract as collateral or security for a loan. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN YOUR CONTRACT.

PURCHASES
-------------------------------------------------------------------

MINIMUM PURCHASE PAYMENTS
The minimum initial purchase payment for each Contract is $10,000.

The minimum initial purchase payment for Qualified Contracts is $500 for PUTNAM ALLSTATE ADVISOR CONTRACTS ($10,000 for PUTNAM ALLSTATE ADVISOR PLUS CONTRACTS and PUTNAM ALLSTATE ADVISOR PREFERRED CONTRACTS). All subsequent purchase payments under a Contract must be $500 or more ($50 for automatic payments). You may make purchase payments at any time prior to the Payout Start Date. The most we accept without our prior approval is $1,000,000. We reserve the right to accept a lesser initial purchase payment amount. We reserve the right to limit the availability of the investment alternatives for additional investments. We also reserve the right to reject any application.

AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments of $50 or more per month by automatically transferring money from your bank account. Please consult with your sales representative for detailed information. The AUTOMATIC ADDITIONS PROGRAM is not available for making purchase payments into the 7-to-12 Month Dollar Cost Averaging Option (for PUTNAM ALLSTATE ADVISOR CONTRACTS only).

ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payment among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by calling 1-800-390-1277.

                            15    - PROSPECTUS

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our customer service center. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our customer service center.

We use the term "BUSINESS DAY" to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "VALUATION DATES." Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern Time. If we receive your purchase payment after 4:00 p.m. Eastern Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

CREDIT ENHANCEMENT
(PUTNAM ALLSTATE ADVISOR PLUS CONTRACTS ONLY)
Each time you make a purchase payment, we will add to your Contract Value a Credit Enhancement equal to 4% of the purchase payment. If you exercise your Right to Cancel the Contract, the amount we refund to you will not include any Credit Enhancement. See "RIGHT TO CANCEL" below for details.

We will allocate any Credit Enhancements to the investment alternatives according to the allocation instructions you have on file with us at the time we receive your purchase payment. We will allocate each Credit Enhancement among the investment alternatives in the same proportions as the corresponding purchase payment. For purposes of determining the death benefit and the amount applied to an Income Plan, Credit Enhancements will be included with purchase payments. We do not consider Credit Enhancements to be investments in the Contract for income tax purposes.

We use a portion of the withdrawal charge and mortality and expense risk charge to help recover the cost of providing the Credit Enhancement under the Contract. See "EXPENSES." Under certain circumstances (such as a period of poor market performance) the cost associated with the Credit Enhancement may exceed the sum of the Credit Enhancement and any related earnings. You should consider this possibility before purchasing the Contract.

RIGHT TO CANCEL
You may cancel your Contract by returning it to us within the Cancellation Period, which is the 10 day period after you receive the Contract (pursuant to New York law, 60 days if you are exchanging another contract for one of the Contracts described in this prospectus). You may return it by delivering it or mailing it to us. If you exercise this "Right to Cancel," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss, including the deduction of mortality and expense risk charges, that occurred from the date of allocation through the date of cancellation. If your Contract is qualified under Section 408 of the Internal Revenue Code, we will refund the greater of any purchase payments or the Contract Value.

For PUTNAM ALLSTATE ADVISOR PLUS CONTRACTS, we will recover the amount of any Credit Enhancement applied to Contracts that are cancelled during the Cancellation Period. The amount we return to you upon exercise of this Right to Cancel will not include any Credit Enhancement or the amount of charges deducted prior to cancellation but will reflect any investment gain or loss associated with your Variable Account purchase payments and with the Credit Enhancement. We reserve the right to allocate your purchase payments to the Putnam Money Market Variable Sub-Account during the Cancellation Period.

                            16    - PROSPECTUS

CONTRACT VALUE
-------------------------------------------------------------------

On the Issue Date, the Contract Value is equal to:

- your initial purchase payment for PUTNAM ALLSTATE ADVISOR CONTRACTS

- your initial purchase payment plus the Credit Enhancement for PUTNAM ALLSTATE ADVISOR PLUS CONTRACTS

- your initial purchase payment for PUTNAM ALLSTATE ADVISOR PREFERRED CONTRACTS

Thereafter, your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus your value in the Fixed Account Option(s) offered by your Contract.

ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. For PUTNAM ALLSTATE ADVISOR PLUS CONTRACTS, we also would credit you with an additional 40 Accumulation Units of the Variable Sub-Account to reflect the 4% Credit Enhancement on your purchase payment. See "Credit Enhancement." Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.

ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account for each Contract will rise or fall to reflect:

- changes in the share price of the Fund in which the Variable Sub-Account invests, and

- the deduction of amounts reflecting the mortality and expense risk charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine withdrawal charges, Retirement Income Guarantee Rider fees (if applicable), and transfer fees, and contract maintenance charges (if applicable) separately for each Contract. They do not affect the Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we compute Accumulation Unit Value, please refer to the Statement of Additional Information.

YOU SHOULD REFER TO THE PROSPECTUS FOR THE FUNDS THAT ACCOMPANIES THIS PROSPECTUS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH FUND ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.

                            17    - PROSPECTUS

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS
-------------------------------------------------------------------

You may allocate your purchase payments to up to 27 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Fund. Each Fund has its own investment objective(s) and policies. We briefly describe the Funds below.

For more complete information about each Fund, including expenses and risks associated with the Fund, please refer to the accompanying prospectus for the Funds. You should carefully review the Funds' prospectus before allocating amounts to the Variable Sub-Accounts. Putnam Investment Management, LLC ("Putnam Management") serves as the investment adviser to each Fund.


FUND:                                             EACH FUND SEEKS:
Putnam VT American Government Income Fund         Seeks high current income with preservation of
                                                  capital as its secondary objective. The Fund
                                                  seeks its goal by investing 80% of its net
                                                  assets in U.S. government securities and may
                                                  invest up to 20% of net assets in mortgage-
                                                  backed securities that are privately issued and
                                                  not supported by the credit of any government
                                                  agency or instrumentality.
Putnam VT Asia Pacific Growth Fund*               Seeks capital appreciation. The Fund seeks its
                                                  goal by investing at least 85% of its net assets
                                                  in common stocks of Asian or Pacific Basin
                                                  companies.
Putnam VT Capital Appreciation Fund               Seeks capital appreciation. The Fund seeks its
                                                  goal by investing mainly in common stocks of
                                                  U.S. companies.
Putnam VT Diversified Income Fund                 Seeks as high a level of current income as
                                                  Putnam Management believes is consistent with
                                                  preservation of capital. The Fund seeks its goal
                                                  by investing in multi-sector bonds.
Putnam VT The George Putnam Fund of Boston        Seeks to provide a balanced investment composed
                                                  of a well diversified portfolio of value stocks
                                                  and bonds, which produce both capital growth and
                                                  current income.
Putnam VT Global Asset Allocation Fund            Seeks a high level of long-term total return
                                                  consistent with preservation of capital. The
                                                  Fund seeks its goal by investing in a wide
                                                  variety of equity and fixed-income securities
                                                  both of U.S. and foreign issuers.
Putnam VT Global Growth Fund                      Seeks capital appreciation. The Fund seeks its
                                                  goal by investing mainly in common stocks of
                                                  companies worldwide with a focus on growth
                                                  stocks.
Putnam VT Growth and Income Fund                  Seeks capital growth and current income. The
                                                  Fund seeks its goal by investing mainly in
                                                  common stocks of U.S. companies with a focus on
                                                  value stocks that offer the potential for
                                                  capital growth, current income or both.
Putnam VT Growth Opportunities Fund               Seeks capital appreciation. The Fund seeks its
                                                  goal by investing in common stocks of U.S.
                                                  companies with a focus on growth stocks.
Putnam VT Health Sciences Fund                    Seeks capital appreciation. The Fund seeks its
                                                  goal by investing at least 80% of its net assets
                                                  in common stocks of U.S. companies in the health
                                                  sciences industries with a focus on growth
                                                  stocks.
Putnam VT High Yield Fund                         Seeks high current income. Capital growth is a
                                                  secondary goal when consistent with achieving
                                                  high current income. The Fund seeks its goal by
                                                  investing at least 80% of the Fund's net assets
                                                  in U.S. corporate rated below investment grade
                                                  (junk bonds) and that have intermediate to long-
                                                  term maturities (three years or longer.)
Putnam VT Income Fund                             Seeks high current income consistent with what
                                                  Putnam Management believes to be prudent risk.
                                                  The Fund seeks its goal by investing at least
                                                  80% in U.S. corporate bonds and governments
                                                  worldwide that are either investment-grade or
                                                  below investment grade (junk bonds) and that
                                                  have intermediate to long-term maturities (three
                                                  years or longer.)
Putnam VT International Growth Fund               Seeks capital appreciation. The Fund seeks its
                                                  goal by investing mainly in common stocks of
                                                  companies outside the United States.
Putnam VT International Growth and Income Fund    Seeks capital growth. Current income is a
                                                  secondary objective. The Fund seeks its goal by
                                                  investing mainly in common stocks of companies
                                                  outside the United States with a focus on value
                                                  stocks.

                            18    - PROSPECTUS


FUND:                                                         EACH FUND SEEKS:
Putnam VT International New Opportunities Fund                Seeks long-term capital appreciation. The Fund seeks its
                                                              goal by investing mainly in common stocks of companies
                                                              outside the United States with a focus on growth stocks.
Putnam VT Investors Fund                                      Seeks long-term growth of capital and any increased income that results from this growth. The Fund seeks its goal by
                                                              investing mainly in common stocks of U.S. companies with a focus on growth stocks.
Putnam VT Money Market Fund                                   Seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and
                                                              maintenance of liquidity.
Putnam VT New Opportunities Fund                              Seeks long-term capital appreciation. The Fund seeks its
                                                              goal by investing mainly in common stocks of U.S. companies with a focus on growth stocks in sectors of the economy that
                                                              Putnam Management believes have high growth potential.
Putnam VT New Value Fund                                      Seeks long-term capital appreciation. The Fund seeks its
                                                              goal by investing mainly in common stocks of U.S. companies with a focus on value stocks.
Putnam VT OTC & Emerging Growth Fund                          Seeks capital appreciation. The Fund seeks its goal by
                                                              investing at least 80% of its net assets in common stocks
                                                              traded in the over-the-counter "OTC" market and common
                                                              stocks of "emerging growth" companies listed on securities exchanges.
Putnam VT Research Fund                                       Seeks capital appreciation. The Fund seeks its goal by
                                                              investing mainly in common stocks of U.S. companies that
                                                              Putnam Management believes have the greatest potential for capital appreciation, with stock prices that reflect a value lower than that which Putnam Management places on the
                                                              company, or whose earnings Putnam Management believes are
                                                              likely to grow over time.
Putnam VT Small Cap Value Fund                                Seeks capital appreciation. The Fund seeks its goal by
                                                              investing at least 80% of its net assets in small companies of a size similar to those in the Russell 2000 Value Index.
Putnam VT Technology Fund*                                    Seeks capital appreciation. The Fund seeks its goal by
                                                              investing at least 80% of its net assets in securities of
                                                              companies that derive at least 50% of their assets in
                                                              revenues or profits from the technology industries.
Putnam VT Utilities Growth and Income Fund                    Seeks capital growth and current income. The Fund seeks its goal by investing at least 80% of its net assets in a
                                                              combination of bonds and U.S. value stocks of companies in the utilities industries, with a significant focus on value stocks.
Putnam VT Vista Fund                                          Seeks capital appreciation. The Fund seeks its goal by
                                                              investing mainly in common stocks of U.S. companies with a focus on growth stocks.
Putnam VT Voyager Fund                                        Seeks capital appreciation. The Fund seeks its goal by
                                                              investing mainly in common stocks of U.S. companies with a focus on growth stocks.
Putnam VT Voyager Fund II                                     Seeks long-term growth of capital. The Fund seeks its goal by investing mainly in common stocks of U.S. companies with a focus on growth stocks.

AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE FUNDS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST. YOU BEAR THE INVESTMENT RISK THAT THE FUNDS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES. SHARES OF THE FUNDS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

*Anticipated Merger of Certain Variable Sub-Accounts

We have been advised that the Board of Trustees of the Putnam Variable Trust (the "Trust") has approved in principle the mergers of Putnam VT Asia Pacific Growth Fund into Putnam VT International Growth Fund, and Putnam VT Technology Fund into Putnam VT Voyager Fund II. Completion of the mergers is subject to a number of conditions, including final approval by the Trust's Trustees

                            19    - PROSPECTUS
and by shareholders of the Funds at a shareholder meeting expected to be held within approximately six months.

If the mergers are approved, we will cease offering the Variable Sub-Accounts that invest in the Putnam VT Asia Pacific Growth and the Putnam VT Technology Funds approximately the same date the mergers are completed (the "Cut-off Date").

That means:

(1) You will no longer be able to allocate purchase payments or transfer Contract Value into the Putnam VT Asia Pacific Growth or the Putnam VT Technology Variable Sub-Accounts on or after the "Cut-off Date, and

(2) If you have a Dollar Cost Averaging, Automatic Portfolio Rebalancing, or Automatic Additions Program involving either of those Variable Sub-Accounts, you will need to contact us or your representative to make alternative arrangements before the Cut-off Date. Otherwise, any purchase payments allocated to those Variable Sub-Accounts on or after the Cut-off Date will be returned to you with a request that you provide alternative allocation instructions. We will not process any transfers to those Variable Sub-Accounts on or after the Cut-off Date.

Additional information about the mergers will be sent to you when it becomes available.

INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS
-------------------------------------------------------------------

You may allocate all or a portion of your purchase payments to the Fixed Account. The Fixed Account Options available under each Contract are as follows:

                                              ADVISOR     ADVISOR
                                   ADVISOR      PLUS     PREFERRED
Standard Fixed Account Option          YES        YES         YES
7-to-12 Month Dollar Cost
 Averaging Option                      YES         NO          NO

We may offer additional Fixed Account Options in the future. We will credit a minimum annual interest rate of 3% to money you allocate to any of the Fixed Account Options available under your Contract. Allstate New York reserves the right to delete or add Fixed Account Options. In addition, Allstate New York may limit the availability of the Standard Fixed Account Option. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to the Fixed Account does not entitle you to share in the investment experience of the Fixed Account.

DOLLAR COST AVERAGING FIXED ACCOUNT OPTION
(PUTNAM ALLSTATE ADVISOR CONTRACTS ONLY)
The Dollar Cost Averaging Fixed Account Option is one of the investment alternatives that you can use to establish a DOLLAR COST AVERAGING PROGRAM, as described on page 22. This option allows you to allocate purchase payments to the Fixed Account for up to 12 months (the "7-TO-12 MONTH DOLLAR COST AVERAGING OPTION"). Your purchase payments will earn interest for the period you select at the current rates in effect at the time of allocation. Rates may differ from those available for the Standard Fixed Account Option described below.

You must transfer all of your money out of the 7-to-12 Month Dollar Cost Averaging Option to other investment alternatives in equal installments. For each purchase payment, the first transfer from the 7-to-12 Month Dollar Cost Averaging Option will be made the next business day after we receive the purchase payment. If we do not receive an allocation instruction from you when we receive the purchase payment, the purchase payment plus associated interest will be transferred to the Putnam Money Market Variable Sub-Account in equal monthly installments within the selected transfer period until we have received a different allocation instruction. At the end of the 12 month transfer period, we will transfer any remaining amounts in the 7-to-12 Month Dollar Cost Averaging Option to the Putnam Money Market Variable Sub-Account unless you request a different investment alternative. Transfers out of the 7-to-12 Month Dollar Cost Averaging Option do not count towards the 12 transfers you can make without paying a transfer fee.

You may not transfer money from other investment alternatives to the 7-to-12 Month Dollar Cost Averaging Option. You may not use the Automatic Additions Program to make purchase payments into the 7-to-12 Month Dollar Cost Averaging Option.

STANDARD FIXED ACCOUNT OPTION
Each purchase payment or transfer allocated to a GUARANTEE PERIOD included in the Standard Fixed Account Option earns interest at a specified rate that we guarantee for a period of years. FOR PUTNAM ALLSTATE ADVISOR PLUS CONTRACTS each purchase payment plus the appropriate portion of the Credit

                            20    - PROSPECTUS

Enhancement allocated to the Standard Fixed Account Option earns interest at the current rate in effect at the time of allocation.

We are currently offering a Guarantee Period of 1 year in length for all Contracts, and Guarantee Periods of 5 and 7 years in length for PUTNAM ALLSTATE ADVISOR CONTRACTS. Beginning June 1, 2002, we will offer Guarantee Periods of 1, 5, and 7 years in length will also be offered for PUTNAM ALLSTATE ADVISOR PLUS CONTRACTS. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods. You select a Guarantee Period for each purchase payment or transfer. If you do not select a Guarantee Period, we will assign the same period(s) you selected for your most recent purchase payment(s). If we no longer offer that period length, then we will allocate the purchase payment or transfer to a new Guarantee Period with the next shortest term currently offered. If you have not made a prior allocation to a Guarantee Period, then we will allocate the purchase payment or transfer to a new Guarantee Period of the shortest term we are offering at that time. After the end of each Guarantee Period, we will guarantee a 1-year renewal rate.

We will credit interest daily to each amount allocated to a Guarantee Period at a rate that compounds to the annual interest rate that we declared at the beginning of the applicable Guarantee Period.

INVESTMENT ALTERNATIVES: TRANSFERS
-------------------------------------------------------------------

TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. We do not permit transfers into the 7-to-12 Month Dollar Cost Averaging Option. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below.

You may make 12 transfers per Contract Year without charge. A transfer fee equal to 0.50% of the amount transferred up to a maximum charge of $25 applies to each transfer after the 12th transfer in any Contract Year.

The minimum amount that you may transfer from the Standard Fixed Account Option or a Variable Sub-Account is $100 or the total remaining balance in the Standard Fixed Account Option or the Variable Sub-Account, if less. These limitations do not apply to the 7-to-12 Month Dollar Cost Averaging Option.

The most you can transfer from the Standard Fixed Account Option during any Contract Year is the greater of (i) 30% of the Standard Fixed Account Option balance as of the last Contract Anniversary or (ii) the greatest dollar amount of any prior transfer from the Standard Fixed Account Option. This limitation does not apply to the Dollar Cost Averaging Program. Also, if the interest rate on any renewed Guarantee Period is at least one percentage point less than the previous interest rate for that Guarantee Period, you may transfer up to 100% of the monies receiving that reduced rate within 60 days of the notification of the interest rate decrease.

We will process transfer requests that we receive before 4:00 p.m. Eastern Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 4:00 p.m. Eastern Time on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Options for up to 6 months from the date we receive your request. If we decide to postpone transfers from any Fixed Account Option for 10 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

We reserve the right to waive any transfer restrictions.

TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. You may make up to 12 transfers per Contract Year. You may not convert any portion of your fixed income payments into variable income payments. You may make transfers from the variable income payments to the fixed income payments to increase the proportion of your income payments consisting of fixed income payments.

TELEPHONE TRANSFERS
You may make transfers by telephone by calling 1-800-390-1277. The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. In the event that the New York Stock Exchange closes early, i.e., before 4:00 p.m. Eastern Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received from you at any telephone number other than the number that appears in this

                            21    - PROSPECTUS
paragraph or received after the close of trading on the Exchange. If you own the Contract with a joint Contract Owner, unless we receive contrary instructions, we will accept instructions from either you or the other Contract Owner.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

EXCESSIVE TRADING LIMITS
We reserve the right to limit transfers in any Contract Year, or to refuse any transfer request for a Contract Owner or certain Contract Owners, if:

- we believe, in our sole discretion, that excessive trading by such Contract Owner or Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or the share prices of the corresponding Funds or would be to the disadvantage of other Contract Owners; or

- we are informed by one or more of the corresponding Funds that they intend to restrict the purchase or redemption of Fund shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Fund shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract Owners.

DOLLAR COST AVERAGING PROGRAM
You may automatically transfer a set amount from any Variable Sub-Account or from any Fixed Account Option available under your Contract to any of the other Variable Sub-Accounts through our Dollar Cost Averaging Program. The Program is available only during the Accumulation Phase. Also see "Dollar Cost Averaging Fixed Account Option" on page 20.

We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market.

AUTOMATIC FUND REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our AUTOMATIC FUND REBALANCING PROGRAM, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. Money you allocate to the Fixed Account will not be included in the rebalancing.

We will rebalance your account quarterly, semi-annually, or annually. We will measure these periods according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your written or telephone request. We are not responsible for rebalancing that occurs prior to receipt of proper notice of your request.

Example:

    Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Putnam Income Variable Sub-Account and 60% to be in the Putnam Global Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Putnam Income Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings in a Contract or Contracts rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the Putnam Income Variable Sub-Account for the appropriate Contract(s) and use the money to buy more units in the Putnam Global Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The transfers made under the Automatic Fund Rebalancing Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee. We may sometimes refer to this Program as the "Putnam Automatic Rebalancing Program."

Fund rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

                            22    - PROSPECTUS

EXPENSES
-------------------------------------------------------------------

As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.

CONTRACT MAINTENANCE CHARGE
(PUTNAM ALLSTATE ADVISOR CONTRACTS ONLY)

During the Accumulation Phase, on each Contract Anniversary, we will deduct a $30 contract maintenance charge from your assets invested in the Putnam Money Market Variable Sub-Account. If there are insufficient assets in that Variable Sub-Account, we will deduct the balance of the charge proportionally from the other Variable Sub-Accounts. We also will deduct this charge if you withdraw your entire Contract Value, unless your Contract qualifies for a waiver. During the Payout Phase, we will deduct the charge proportionately from each income payment.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. We will waive this charge if:

- your total Contract Value is $50,000 or more on a Contract Anniversary or on the Payout Start Date, or

- all of your money is allocated to the Fixed Account Options on a Contract Anniversary or all income payments are fixed income payments.

We also reserve the right to waive this charge if you own more than one Contract and the Contracts meet certain minimum dollar amount requirements. In addition, we reserve the right to waive this charge for all Contracts.

MORTALITY AND EXPENSE RISK CHARGE

We deduct a mortality and expense risk charge daily from the net assets you have invested in the Variable Sub-Accounts. The annual rate of the charge is:

- 1.25% for PUTNAM ALLSTATE ADVISOR CONTRACTS

- 1.60% for PUTNAM ALLSTATE ADVISOR PLUS CONTRACTS

- 1.65% for PUTNAM ALLSTATE ADVISOR PREFERRED CONTRACTS

The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the Contract. The mortality and expense risk charge also helps pay for the cost of the Credit Enhancement under the PUTNAM ALLSTATE ADVISOR PLUS CONTRACTS. If the charges under the Contract are not sufficient, then Allstate New York will bear the loss.

We guarantee the mortality and expense risk charge and we cannot increase it. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.

RETIREMENT INCOME GUARANTEE RIDER FEE

We impose a separate fee for the Retirement Income Guarantee Rider. The fee equals, on an annual basis, 0.30% of the Income Base. We reserve the right to change the fee for the Rider. However, once we issue your Rider, we cannot change the Rider fee that applies to your Contract. The Rider fee rate will never exceed 0.50% per year. See "Retirement Income Guarantee Rider" for details.

TRANSFER FEE

We impose a fee upon transfers in excess of 12 during any Contract Year. The fee is equal to 0.50% of the dollar amount transferred up to a maximum charge of $25. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging Program or Automatic Fund Rebalancing Program.

WITHDRAWAL CHARGE

We may assess a withdrawal charge from the purchase payment(s) you withdraw. The amount of the charge will depend on the number of years that have elapsed since we received the purchase payment being withdrawn. A schedule showing the charge applicable for each Contract appears on page 9, above. The Contracts differ in the following respects:

PUTNAM ALLSTATE ADVISOR CONTRACTS

Under PUTNAM ALLSTATE ADVISOR CONTRACTS, you can withdraw up to the PREFERRED WITHDRAWAL AMOUNT each Contract Year without paying the withdrawal charge. The Preferred Withdrawal Amount is the greater of earnings not previously withdrawn, or 15% of your total purchase payments. Unused portions of this 15% "Preferred Withdrawal Amount" are not carried forward to future Contract Years.

PUTNAM ALLSTATE ADVISOR PLUS CONTRACTS

Under PUTNAM ALLSTATE ADVISOR PLUS CONTRACTS, you can withdraw up to the PREFERRED WITHDRAWAL AMOUNT each Contract Year without paying the withdrawal charge. The

                            23    - PROSPECTUS

Preferred Withdrawal Amount is 15% of total purchase payments. Unused portions of this 15% "Preferred Withdrawal Amount" are not carried forward to future Contract Years. Credit Enhancements are not considered Purchase Payments when determining the Preferred Withdrawal Amount.

PUTNAM ALLSTATE ADVISOR PREFERRED CONTRACTS

Under PUTNAM ALLSTATE ADVISOR PREFERRED CONTRACTS, you can withdraw up to the PREFERRED WITHDRAWAL AMOUNT each Contract Year without paying the withdrawal charge. The Preferred Withdrawal Amount is 15% of total purchase payments. Unused portions of this 15% "Preferred Withdrawal Amount" are not carried forward to future Contract Years.

ALL CONTRACTS. We will deduct withdrawal charges, if applicable, from the amount paid. For purposes of the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first. We will not deduct a withdrawal charge when you have withdrawn all purchase payments. However, for federal income tax purposes, earnings are considered to come out first, which means you pay taxes on the earnings portion of your withdrawal.

We do not apply a withdrawal charge in the following situations:

- on the Payout Start Date (a withdrawal charge may apply if you elect to receive income payments for a specified period of less than 120 months);

- the death of the Contract Owner or Annuitant (unless the Settlement Value is used); or

- withdrawals taken to satisfy IRS minimum distribution rules for the Contract.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts, and to help defray the cost of the Credit Enhancement for the PUTNAM ALLSTATE ADVISOR PLUS CONTRACTS. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, or the cost of the Credit Enhancement, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

PREMIUM TAXES
Currently, we do not make deductions for premium taxes under the Contracts because New York does not charge premium taxes on annuities. We may deduct taxes that may be imposed in the future from purchase payments or the Contract Value when the tax is incurred or at a later time.

OTHER EXPENSES
Each Fund deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Fund whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectus for the Funds. For a summary of current estimates of those charges and expenses, see page 10 above. We may receive compensation from the Funds' investment adviser, distributor, or their affiliates for administrative services we provide to the Funds.

ACCESS TO YOUR MONEY
-------------------------------------------------------------------

You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 25. The amount payable upon withdrawal is the Contract Value next computed after we receive the request for a withdrawal at our customer service center, less any applicable withdrawal charges, Retirement Income Guarantee Rider fees, income tax withholding, penalty tax, any applicable contract maintenance charge and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.

You can withdraw money from the Variable Account or the Fixed Account Option(s) available under your Contract. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes.

You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal request is incomplete and cannot be honored.

In general, you must withdraw at least $50 at a time. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10%

                            24    - PROSPECTUS
federal penalty tax. If you request a total withdrawal, we may require that you return your Contract to us. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, less withdrawal and other charges and taxes.

POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted,

2. an emergency exists as defined by the SEC, or

3. the SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account Option(s) available under your Contract for up to 6 months or shorter period if required by law. If we delay payment or transfer for 10 days or more, we will pay interest as required by law.

SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. Please consult your sales representative or call us at 1-800-390-1277 for more information. Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Option(s) available under your Contract, systematic withdrawals may reduce or even exhaust the Contract Value. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal penalty tax. Please consult your tax adviser before taking any withdrawal.

INCOME PAYMENTS
-------------------------------------------------------------------

PAYOUT START DATE
The Payout Start Date is the day that we apply your Contract Value to an Income Plan. The Payout Start Date must be at least 30 days after the Issue Date. The anticipated Payout Start Date is the later of:

- the Annuitant's 90th birthday; or

- the 10th Contract Anniversary.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

INCOME PLANS
An "Income Plan" is a series of payments made on a scheduled basis to you or to another person designated by you. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years. Income payments to Beneficiaries may be subject to restrictions established by the Contract Owner. After the Payout Start Date, and except as described below, you may not make withdrawals or change your choice of Income Plan.

Currently nine Income Plans are available. Income Plans provide:

- fixed income payments;

- variable income payments; or

- a combination of the two.

The nine Income Plans are:

INCOME PLAN 1 -- LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the selected number of guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract. In general, more guaranteed payments means that each payment will be smaller than it would have been with a shorter guarantee payment period. This payment plan does not permit withdrawals.

INCOME PLAN 2 -- JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant, named at the time the plan was selected, is alive. If both the Annuitant and joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract. You may elect a reduced survivor plan of 50%, 66% or 75%

                            25    - PROSPECTUS
of the payment amount. If you do not elect a reduced survivor amount, the payments will remain at 100%. If you elect a reduced survivor payment plan, the amount of each income payment initially will be higher, but a reduction will take effect at the later of 1) the death of an Annuitant; or 2) at the end of the guaranteed payment period. This payment plan does not permit withdrawals.

INCOME PLAN 3 -- GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD. Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. Income payments for less than 120 months may be subject to a withdrawal charge. We will deduct the mortality and expense risk charge from the assets of the Variable Sub-Accounts supporting this Plan even though we may not bear any mortality risk. Income payments under Income Plan 3 are subject to the rules set forth in the Guaranteed Payment Plan section below.

INCOME PLAN 4 -- COMBINATION LIFE INCOME AND GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD. Under this plan, we make periodic income payments under two separate coverages: a life annuity and a guaranteed payment annuity. A life annuity (one that does not contain any guaranteed payment period) provides income payments over the Annuitant's life. A guaranteed payment annuity provides income payments over a specified period. The guaranteed payment annuity portion of Income Plan 4 is subject to the rules set forth in the Guaranteed Payment Plan section below.

INCOME PLAN 5 -- COMBINATION JOINT AND SURVIVOR LIFE INCOME AND GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD. Under this plan, we make periodic income payments under two separate coverages: a joint life and survivor annuity and a guaranteed payment annuity. A joint life and survivor annuity (one that does not contain any guaranteed payment period) provides income payments for at least as long as either the Annuitant or joint Annuitant is alive. A guaranteed payment annuity provides income payments over a specified period, and is subject to the rules set forth in the Guaranteed Payment Plan section below. On the life coverage, you may elect a reduced survivor plan of 50%, 66% or 75% of the payment amount. If you do not elect a reduced survivor amount, the payments will remain at 100%. If you elect a reduced survivor payment plan, the payments initially will be larger, but a reduction will take effect at the death of an Annuitant.

INCOME PLAN 6 -- LIFE INCOME WITH CASH REFUND. Under this plan, we make periodic income payments until the death of the Annuitant. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Payments under this plan are available only as fixed income payments. This payment plan does not permit withdrawals.

INCOME PLAN 7 -- JOINT LIFE INCOME WITH CASH REFUND. Under this plan, we make periodic income payments until the deaths of both the Annuitant and joint Annuitant. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments. This payment plan does not permit withdrawals.

INCOME PLAN 8 -- LIFE INCOME WITH INSTALLMENT REFUND. Under this plan, we make periodic income payments until the later of (1) the death of the Annuitant, or
(2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Payments under this plan are available only as fixed income payments. This payment plan does not permit withdrawals.

INCOME PLAN 9 -- JOINT LIFE INCOME WITH INSTALLMENT REFUND. Under this plan, we make periodic income payments until the later of (1) the deaths of both the Annuitant and joint Annuitant, or (2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments. This payment plan does not permit withdrawals.

If you choose an Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant are alive before we make each payment. Please note that under Income Plans 1 and 2, and the life annuity and joint life and survivor annuity portion of Income Plans 4 and 5, respectively, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only one income payment if the Annuitant or any joint Annuitant both die before the second income payment, or only two income payments if they die before the third income payment, and so on.

GUARANTEED PAYMENT PLANS. For Income Plan 3 and the guaranteed payment annuity portion of Income Plans 4 and 5 ("GUARANTEED PAYMENT PLANS"):

- The minimum payment period you may choose is 5 years.

                            26    - PROSPECTUS

- If the oldest Annuitant is under age 70, you may choose a period up to age 100 subject to a maximum of 50 years.

- If the oldest Annuitant is age 70 or over, you may choose a period up to a maximum of 30 years.

In general, the longer the guarantee period you select, the smaller each payment will be.

You may make withdrawals from a guaranteed payment plan after the Payout Start Date. You may terminate all or part of the income payments at any time and receive a lump sum equal to their present value as of the close of the Valuation Date (see VALUATION DATE above) on which we receive your request. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to compute such variable income payments. To determine the present value of any fixed income payments being withdrawn, we discount each payment using our currently applicable interest rates. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply. You may not make any withdrawals after the Payout Start Date on the life annuity portion of Income Plans 4 and 5.

During the guaranteed payment period, you may request to modify the length of the payment period. Currently, we allow you to make this change once each 365-day period. We reserve the right to change this practice at any time without prior notice. If you elect to change the length of the payment period, the new payment period must be within the original maximum and minimum period you would have been permitted to select on your original Payout Start Date. We may apply a withdrawal charge.

If you change the length of your guaranteed payment period, we will compute the present value of your remaining payments, using the same assumptions we would use if you were terminating the guaranteed payment plan, as described above. Then we adjust the size of the remaining guaranteed payments to equal what that value would support based on those same assumptions and based on the revised guarantee period. A shorter guarantee period will generally mean that each payment is larger, while a longer guarantee period will generally mean that each payment is smaller.

Under guaranteed payment plans, we currently allow you to change the frequency of your payments. Any change in the frequency of payments takes effect on the next payment date.

Changes to either the frequency of payments or length of a guaranteed payment plan will result in a change to the payment amount and may change the amount of each payment that is taxable to you.

ADDITIONAL INFORMATION. We may make other Income Plans available. You may obtain information about them by writing or calling us.

You must apply at least the Contract Value in the Fixed Account on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account to fixed income payments.

We will apply your Contract Value, less applicable taxes, to your Income Plan on the Payout Start Date. We can make income payments in monthly, quarterly, semi-annual or annual installments, as you select. If the Contract Owner has not made any purchase payments for at least 2 years preceding the Payout Start Date, and the Contract Value is less than $2,000, or not enough to provide an initial payment of at least $20, and state law permits, we may:

- terminate the Contract and pay you the Contract Value, less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

- reduce the frequency of your payments so that each payment will be at least
  $20.

VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience or (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. The total amount of your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Funds; and (b) under some of the income plans, we make income payments only so long as an Annuitant is alive or any applicable guarantee payment period has not yet expired.

In calculating the amount of the periodic payments in the annuity tables in the Contracts, we used an assumed investment rate ("AIR", also known as benchmark rate) of 3%. We reserve the right to offer other assumed investment rates. If the actual net investment return of the Variable Sub-Accounts you choose is less than the AIR, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will

                            27    - PROSPECTUS
increase, however, if the actual net investment return exceeds the AIR. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. With a higher AIR, your initial income payment will be larger than with a lower AIR. While income payments continue to be made, however, this disparity will become smaller and, if the payments have continued long enough, each payment will be smaller than if you had initially chosen a lower AIR. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

You may elect a variable income payment stream consisting of level monthly payments. If you elect level monthly payments, the payments must be recalculated annually. You may only elect level monthly payments at or before your Payout Start Date. You cannot elect any fixed income payments while variable level monthly payments are being made. We will determine the amount of each annual payment as described above, place this amount in our general account, and distribute it in level monthly payments. The sum of the level payments will exceed the annual calculated amount because of an interest rate factor we use, which may vary from year to year but will not be less than 2.0% per year. We do not allow withdrawals of the annual amount unless you make a full or partial withdrawal request of the value of the remaining payments under a guaranteed payment plan. If the Annuitant dies during the period of level monthly payments, any life contingencies you chose will be the same as under the income plan you chose. For example, if your income plan contains a life only payment plan and the Annuitant dies during the year, the Beneficiary is not entitled to the remaining levelized monthly payments for that year.

FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. The guaranteed income payment amounts will change if the frequency of payments or the length of the payment period changes.

We calculate the fixed income payments by:

1. deducting any applicable premium tax; and

2. applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer your request to make a withdrawal from fixed income payments for a period of up to 6 months or whatever shorter time state law may require. If we defer payments for 10 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

RETIREMENT INCOME GUARANTEE RIDER
If both you and the oldest Annuitant are age 75 or younger as of the Rider Application Date, you have the option to add the Retirement Income Guarantee Rider to your Contract. The Rider guarantees that the amount of income payments you receive will not be less than those determined by applying the Income Base, less any applicable taxes, to the minimum guaranteed rate (rather than to any current rates we may be offering) for the Income Plan you select ("GUARANTEED INCOME BENEFIT"). Only Income Plan 1 or Income Plan 2 may be chosen. Commutation is not allowed when utilizing this benefit. You may exercise this benefit up to your latest Payout Start Date. Once elected the Rider may not be canceled. We may discontinue offering this Rider at any time.

ELIGIBILITY. To qualify for an income benefit under the Rider, you must meet the following conditions as of the Payout Start Date:

- You must elect a Payout Start Date that is on or after the 10th anniversary of the date we issued the Rider (the "RIDER DATE");

- The Payout Start Date must occur during the 30 day period following a Contract Anniversary;

- The oldest Annuitant must be age 90 or younger;

- You must elect to receive fixed income payments (calculated using the guaranteed Income Payment Tables provided in your Contract); and

- The Income Plan you have selected must provide for payments guaranteed for either a single life or joint lives with a specified period of at least:

    - 10 years, if the youngest Annuitant's age is 80 or less on the date the amount is applied, or

    - 5 years, if the youngest Annuitant's age is greater than 80 on the date the amount is applied.

RETIREMENT INCOME GUARANTEE RIDER FEE. The current annual charge for the Retirement Income Guarantee Rider is 0.30% multiplied by the Income Base in effect on each Contract Anniversary. We deduct the fees only from the Variable Sub-account(s) on a pro-rata basis.

For the initial Contract Anniversary after the Rider Date, we will deduct a Rider fee pro rated to reflect the number of full months (30-day periods) from the Rider Date to the Contract Anniversary. In the case of a full withdrawal of the Contract Value on any date other than the Contract Anniversary, we will deduct from the amount paid upon withdrawal the Rider fee multiplied by the appropriate Income Base immediately prior to the withdrawal pro rated to reflect the number of full months (30-day periods) the Rider

                            28    - PROSPECTUS
was in effect during the current Contract Year. We will not deduct the Rider fee during the Payout Phase.

RETIREMENT INCOME GUARANTEE RIDER: The Rider guarantees that the amount of income payments you receive will not be less than those determined by applying the Income Base, less any applicable taxes, to the minimum guaranteed rate (rather than to any current rates we may be offering) for the Income Plan you select. The Income Base is used solely for the purpose of calculating the guaranteed income benefit and does not provide a Contract Value or guarantee performance of any investment alternative.

We determine the Income Base as follows:

INCOME BASE. On the Rider Date, the Income Base is equal to the Contract Value. After the Rider Date, we recalculate the Income Base as follows on the Contract Anniversary and when a purchase payment or withdrawal is made:

- For purchase payments, the Income Base is equal to the most recently calculated Income Base plus the purchase payment.

- For withdrawals, the Income Base is equal to the most recently calculated Income Base reduced by a withdrawal adjustment.

- On each Contract Anniversary, the Income Base is equal to the greater of the Contract Value on that Contract Anniversary or the most recently calculated Income Base.

In the absence of any withdrawals or purchase payments, the Income Base will be equal to the greatest of the Contract Value as of the Rider Date and all Contract Anniversary Contract Values between the Rider Date and the Payout Start Date. We will recalculate the Income Base for purchase payments, for withdrawals and on Contract Anniversaries until the first Contract Anniversary on or after the 85th birthday of the oldest Contract Owner or, if no Contract Owner is a living individual, the oldest Annuitant. After that date, we will recalculate the Income Base only for purchase payments and withdrawals.

For purposes of computing the Income Base, the withdrawal adjustment is equal to
(1) divided by (2), with the result multiplied by (3), where:

    1)    =   withdrawal amount,
    2)    =   the Contract Value immediately prior
              to the withdrawal, and
    3)    =   the most recently calculated Income
              Base.

See Appendix C for an example of how the withdrawal adjustment applies.

We determine the guaranteed income benefit amount by applying the Income Base, less any applicable taxes, to the minimum guaranteed rate (rather than to any current rates we may be offering) for the Income Plan that you select. On the Payout Start Date, the income payment will be the greater of (i) the income payment provided by the guaranteed income benefit or (ii) the income payment provided in the fixed amount income payment provision of the Contract.The guaranteed income benefit will only apply if you elect to receive fixed income payments (calculated using the guaranteed Income Payment Tables provided in your Contract) under certain life contingent Income Plans (see "Eligibility" requirements above). If, however, you apply the Contract Value and not the guaranteed income benefit to the Income Plan, then you may select any Income Plan we offer at that time and/or use current annuity payment rates then in effect. If you expect to apply your Contract Value to variable income payment options and/or apply your Contract Value using current annuity payment rates then in effect, electing the Retirement Income Guarantee Rider may not be appropriate.

CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.

DEATH BENEFITS
-------------------------------------------------------------------

We will pay a death benefit if, prior to the Payout Start Date:

1. any Contract Owner dies, or

2. the Annuitant dies.

We will pay the death benefit to the new Contract Owner who is determined immediately after the death. The new Contract Owner would be a surviving Contract Owner(s) or, if none, the Beneficiary(ies). In the case of the death of the

                            29    - PROSPECTUS

Annuitant, we will pay the death benefit to the current Contract Owner.

DEATH BENEFIT AMOUNT
Prior to the Payout Start Date, the death benefit is equal to the greatest of the following death benefit alternatives:

1. the Contract Value as of the date we determine the death benefit, or

2. the sum of all purchase payments (and including Credit Enhancements in the case of PUTNAM ALLSTATE ADVISOR PLUS CONTRACTS), less an adjustment for withdrawals (see "withdrawal adjustment" below), or

3. the most recent MAXIMUM ANNIVERSARY VALUE prior to the date we determine the death benefit (see "Maximum Anniversary Value" below).

We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for payment of the death benefit. If we receive a request after 4:00 p.m. Eastern Time on a Valuation Date, we will process the request as of the end of the following Valuation Date. A request for payment of the death benefit must include DUE PROOF OF DEATH. We will accept the following documentation as "Due Proof of Death":

- a certified copy of a death certificate,

- a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

- other documentation as we may accept in our sole discretion.

MAXIMUM ANNIVERSARY VALUE. On the Issue Date, the Maximum Anniversary Value is equal to the initial purchase payment (including Credit Enhancement in the case of PUTNAM ALLSTATE ADVISOR PLUS CONTRACTS). After the Issue Date, we recalculate the Maximum Anniversary Value when a purchase payment or withdrawal is made or on a Contract Anniversary as follows:

1. For purchase payments, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value plus the purchase payment (including Credit Enhancement in the case of PUTNAM ALLSTATE ADVISOR PLUS CONTRACTS).

2. For withdrawals, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value reduced by a withdrawal adjustment, as defined below.

3. On each Contract Anniversary, the Maximum Anniversary Value is equal to the greater of the Contract Value or the most recently calculated Maximum Anniversary Value.

In the absence of any withdrawals or purchase payments, the Maximum Anniversary Value will be the greatest of all Contract Anniversary Contract Values on or prior to the date we calculate the death benefit.

We will recalculate the Maximum Anniversary Value until the first Contract Anniversary after the 80th birthday of the oldest Contract Owner or, if no Contract Owner is a living individual, the Annuitant. After that date, we will recalculate the Maximum Anniversary Value only for purchase payments and withdrawals. The Maximum Anniversary Value will never be greater than the maximum death benefit allowed by any applicable state non-forfeiture laws.

WITHDRAWAL ADJUSTMENT. The withdrawal adjustment is equal to (1) divided by (2), with the result multiplied by (3), where:

    1)    =   the withdrawal amount,
    2)    =   the Contract Value immediately prior
              to the withdrawal, and
    3)    =   the value of the applicable death
              benefit alternative immediately prior
              to the withdrawal.

See Appendix D for an example of a withdrawal adjustment.

DEATH BENEFIT PAYMENTS
DEATH OF CONTRACT OWNER. Subject to any restrictions previously placed upon any Beneficiary, within 180 days of the date of your death, the new Contract Owner may elect to:

1. receive the death benefit in a lump sum, or

2. apply an amount equal to the death benefit to one of the available Income Plans described above. The Payout Start Date must be within one year of the date of your death. Income payments must be:

    (a) over the life of the new Contract Owner,

    (b) for a guaranteed number of payments not to exceed the life expectancy of the new Contract Owner, or

    (c) over the life of new Contract Owner with a guaranteed number of payments not to exceed the life expectancy of the new Contract Owner.

Otherwise, the new Contract Owner will receive the SETTLEMENT VALUE. The "Settlement Value" is the Contract Value, less any applicable withdrawal charge, premium tax and, in the case of PUTNAM ALLSTATE ADVISOR CONTACTS, contract maintenance charge. The new Contract Owner may make a single withdrawal of any amount within one year of the date of death without incurring a withdrawal charge. We will calculate the Settlement Value as of the end of the Valuation Date coinciding with the requested distribution date for payment or on the mandatory distribution date of 5 years after the date of your death, whichever is earlier. If we receive a request after 4:00 p.m. Eastern Time on a Valuation Date, we will process the request as of the end of the following Valuation Date. We reserve the right to waive the 180 day limit on a non-discriminatory basis.

                            30    - PROSPECTUS

In any event, the entire value of the Contract must be distributed within 5 years after the date of death unless an Income Plan is elected or a surviving spouse continues the Contract in accordance with the provisions described below. If the new Contract Owner is a natural person, the new Contract Owner may elect one of the options listed above. If the sole new Contract Owner is your spouse, then he or she may elect one of the options listed above or may continue the Contract in the Accumulation Phase as if the death had not occurred. On the date the Contract is continued, the Contract Value will equal the amount of the death benefit as determined as of the Valuation Date on which we received DUE PROOF OF DEATH (the next Valuation Date if we receive Due Proof of Death after 4:00 p.m. Eastern Time). Unless otherwise instructed by the continuing spouse, the excess, if any, of the death benefit amount over the Contract Value will be allocated to the Variable Sub-Accounts. This excess will be allocated in proportion to your Contract Value in the investment alternatives on the Valuation Date that we receive Due Proof of Death, except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Putnam Money Market Variable Sub-Account. Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:

- Transfer all or a portion of the excess among the Variable Sub-Accounts;

- Transfer all or a portion of the excess into the Standard Fixed Account and begin a new Guarantee Period; or

- Transfer all or a portion of the excess into a combination of Variable Sub-Accounts or the Standard Fixed Account.

Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in your Contract.

The Contract may only be continued once. If the surviving spouse continues the Contract in the Accumulation Phase, the surviving spouse may make a single withdrawal of any amount within 1 year of the date of death without incurring a withdrawal charge. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. Prior to the Payout Start Date, the death benefit of the continued Contract will be the greater of:

- the sum of all purchase payments (including Credit Enhancements in the case of PUTNAM ALLSTATE ADVISOR PLUS CONTRACTS) reduced by a withdrawal adjustment; as defined under the "Death Benefit Amount" section; or

- the Contract Value on the date we determine the death benefit; or

- the Maximum Anniversary Value as defined in the "Death Benefit Amount" section, with the following changes:

    - "Issue Date" is replaced by the date the Contract is continued,

    - "Initial Purchase Payment" (including Credit Enhancements in the case of PUTNAM ALLSTATE ADVISOR PLUS CONTRACTS) is replaced with the death benefit as described at the end of the Valuation Period during which we received Due Proof of Death.

If the new Contract Owner is a corporation, trust, or other non-natural person, then the new Contract Owner may elect, within 180 days of your death, to receive the death benefit in a lump sum or may elect to receive the Settlement Value in a lump sum within 5 years of death. We reserve the right to waive the 180 day limit on a non-discriminatory basis.

DEATH OF ANNUITANT. If the Annuitant who is not also the Contract Owner dies prior to the Payout Start Date, the Contract Owner must elect one of the applicable options described below.

If the Contract Owner is a natural person, the Contract Owner may elect to continue the Contract as if the death had not occurred, or, if we receive Due Proof of Death within 180 days of the date of the Annuitant's death, the Contract Owner may choose to:

1. receive the death benefit in a lump sum; or

2. apply the death benefit to an Income Plan that must begin within 1 year of the date of death.

If the Contract Owner elects to continue the Contract or to apply the death benefit to an Income Plan, the new Annuitant will be the youngest Contract Owner, unless the Contract Owner names a different Annuitant.

The Contract Owner has 60 days from the date the company receives Due Proof of Death to select an Income Plan without incurring a tax on the entire gain in the Contract. If the Contract Owner (other than a surviving spouse) elects to continue the Contract the Contract Owner will be taxed on the entire gain in the Contract computed on the date of continuance. We are required to report such gain to the IRS as income to the Contract Owner. An additional 10% federal tax penalty may apply if the Contract Owner is under age 59 1/2. Any amount included in the Contract Owner's gross income as a result of a Contract continuance will increase the investment in the Contract for future distributions.

If the Contract Owner is a non-natural person, the non-natural Contract Owner may elect, within 180 days of the Annuitant's date of death, to receive the death benefit in a lump sum or may elect to receive the Settlement Value payable in a lump sum within 5 years of the Annuitant's date of death. If the non-natural Contract Owner does not

                            31    - PROSPECTUS
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make one of the above described elections, the Settlement Value must be withdrawn by the non-natural Contract Owner on or before the mandatory distribution date 5 years after the Annuitant's death. We reserve the right to waive the 180 day limit on a non-discriminatory basis.

MORE INFORMATION
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ALLSTATE NEW YORK
Allstate New York is the issuer of the Contract. Allstate New York is a stock life insurance company organized under the laws of the State of New York. Allstate New York was incorporated in 1967 and was known as "Financial Life Insurance Company" from 1967 to 1978. From 1978 to 1984, Allstate New York was known as "PM Life Insurance Company." Since 1984 the company has been known as "Allstate Life Insurance Company of New York."

Allstate New York is currently licensed to operate in New York. Our home office is located in Farmingville, New York. Our customer service center is located in Vernon Hills, Illinois (mailing address: P.O. Box 94036, Palatine, Illinois, 60094-4036).

Allstate New York is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. With the exception of directors' qualifying shares, all of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.

Independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns an A+ (Superior) financial strength rating to Allstate Life, which results in an A+g rating to Allstate New York due to its group affiliation with Allstate Life. Standard & Poor's assigns an AA+ (Very Strong) financial strength rating and Moody's Investors Service assigns an Aa2 (Excellent) financial strength rating to Allstate New York, sharing the same ratings of its parent, Allstate Life. These ratings do not reflect the investment performance of the Variable Account. We may from time to time advertise these ratings in our sales literature.

THE VARIABLE ACCOUNT
Allstate New York established the Allstate Life of New York Separate Account A on December 15, 1995. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate New York.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under New York law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate New York.

The Variable Account consists of multiple Variable Sub-Accounts, 27 of which are available through the Contracts. Each Variable Sub-Account invests in a corresponding Fund. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Funds. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

THE FUNDS
DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Funds in shares of the distributing Funds at their net asset value.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Funds held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Funds that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract Owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Fund as of the record date of the meeting. After the

                            32    - PROSPECTUS
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Payout Start Date the person receiving income payments has the voting interest.
The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-Account by the net asset value per share of the corresponding Fund. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Fund shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

CHANGES IN FUNDS. If the shares of any of the Funds are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Fund and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional underlying mutual fund portfolios. We will notify you in advance of any change.

CONFLICTS OF INTEREST. The Funds sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Fund. The board of directors of the Funds monitors for possible conflicts among separate accounts buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Funds' board of directors may require a separate account to withdraw its participation in a Fund. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

THE CONTRACTS
DISTRIBUTION. Allstate Distributors, L.L.C. ("Allstate Distributors"), a broker-dealer jointly owned by Allstate New York and Putnam Investments, will serve as principal underwriter of the Contracts. Allstate Distributors is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, ("Exchange Act") and a member of the National Association of Securities Dealers, Inc. Contracts are sold by registered representatives of unaffiliated broker-dealers or bank employees who are licensed insurance agents appointed by Allstate New York, either individually or through an incorporated insurance agency and have entered into a selling agreement with Allstate Distributors to sell the Contract.

We will pay commissions to broker-dealers who sell the Contracts. Commissions paid may vary, but we estimate that the total commission paid on all Contract sales will not exceed 8.5% of all purchase payments. From time to time, we may pay or permit other promotional incentives, in cash or credit or other compensation. The commission is intended to cover distribution expenses. Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

Allstate New York may pay Allstate Distributors a commission for distribution of the Contracts. The underwriting agreement with Allstate Distributors provides that we will reimburse Allstate Distributors for expenses incurred in distributing the Contracts, including any liability to Contract Owners arising out of services rendered or Contracts issued.

ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account.

We provide the following administrative services, among others:

- issuance of the Contracts;

- maintenance of Contract Owner records;

- Contract Owner services;

- calculation of unit values;

- maintenance of the Variable Account; and

- preparation of Contract Owner reports.

We will send you Contract statements and transaction confirmations at least annually. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

                            33    - PROSPECTUS
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TAX QUALIFIED PLANS
If you use the Contract with a qualified plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information.

LEGAL MATTERS
Foley & Lardner, Washington, D.C., has advised Allstate New York on certain federal securities law matters. All matters of New York law pertaining to the Contracts, including the validity of the Contracts and Allstate New York's right to issue such Contracts under New York insurance law, have been passed upon by Michael J. Velotta, General Counsel of Allstate New York.

TAXES
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THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ALLSTATE
NEW YORK MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
Allstate New York is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Variable Account is not an entity separate from Allstate New York, and its operations form a part of Allstate New York, it will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate New York believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate New York does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate New York does not intend to make provisions for any such taxes. If Allstate New York is taxed on investment income or capital gains of the Variable Account, then Allstate New York may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF ANNUITIES IN GENERAL
TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

1. the owner is a natural person,

2. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

3. Allstate New York is considered the owner of the Variable Account assets for federal income tax purposes.

NON-NATURAL OWNERS. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the owner during the taxable year.

EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) Contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain Qualified Contracts; (3) Contracts purchased by employers upon the termination of certain qualified plans; (4) certain Contracts used in connection with structured settlement agreements, and (5) immediate annuity Contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account

                            34    - PROSPECTUS
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are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the owner during the taxable year. Although Allstate New York does not have control over the Funds or their investments, we expect the Funds to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that a Contract Owner will be considered the owner of Variable Account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Variable Account investments may cause a Contract Owner to be treated as the owner of the Variable Account. The Treasury Department also stated that future guidance would be issued regarding the extent that Owners could direct sub-account investments without being treated as Owners of the underlying assets of the Variable Account.

Your rights under the Contract are different than those described by the IRS in rulings in which it found that Contract Owners were not Owners of separate account assets. For example, you have the choice to allocate premiums and Contract Values among a broader selection of investment alternatives. Also, you may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate New York does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a nonqualified contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. The Federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

TAXATION OF LEVEL MONTHLY VARIABLE ANNUITY PAYMENTS. You may have an option to elect a variable income payment stream consisting of level monthly payments that are recalculated annually. Although we will report your levelized payments to the IRS in the year distributed, it is possible the IRS could determine that receipt of the first monthly payout of each annual amount is constructive receipt of the entire annual amount. If the IRS were to take this position, the taxable amount of your levelized payments would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.

DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

- if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner's death;

- if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Owner's death. These

                            35    - PROSPECTUS
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  requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Contract Owner.

- if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.

TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

1. if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

2. if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

1. made on or after the date the Contract Owner attains age 59 1/2,

2. made as a result of the Contract Owner's death or becoming totally disabled,

3. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Contract beneficiary,

4. made under an immediate annuity, or

5. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. You should consult a competent tax advisor prior to taking a withdrawal.

TAX FREE EXCHANGES UNDER IRC SECTION 1035. A 1035 exchange is a tax-free exchange of a non-Qualified life insurance contract, endowment contract or annuity contract for a new non-Qualified annuity contract. The Contract Owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.

TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Except for certain Qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax. Currently we do not allow assignments.

AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-qualified deferred annuity contracts issued by Allstate New York (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

INCOME TAX WITHHOLDING
Generally, Allstate New York is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Allstate New York is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

                            36    - PROSPECTUS
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TAX QUALIFIED CONTRACTS
The income on qualified plan and IRA investments is tax deferred, and the income on variable annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Contracts may be used as investments with certain qualified plans such as:

- Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the Code;

- Roth IRAs under Section 408A of the Code;

- Simplified Employee Pension Plans under Section 408(k) of the Code;

- Savings Incentive Match Plans for Employees (SIMPLE) Plans under
  Section 408(p) of the Code;

- Tax Sheltered Annuities under Section 403(b) of the Code;

- Corporate and Self Employed Pension and Profit Sharing Plans under Sections 401 and 403; and

- State and Local Government and Tax-Exempt Organization Deferred Compensation Plans under Section 457.

The Contract may be used with several types of qualified plans. Allstate New York reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above or to modify the Contract to conform with tax requirements. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and distributions that do not conform to specified commencement and minimum distribution rules.

In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.

TAXATION OF WITHDRAWALS FROM A QUALIFIED CONTRACT. If you make a partial withdrawal under a Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and all tax reporting of distributions from qualified contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

- made on or after the date the Contract Owner attains age 59 1/2,

- made to a beneficiary after the Contract Owner's death,

- attributable to the Contract Owner being disabled, or

- made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. All tax reporting of distributions from Roth IRAs will indicate that the taxable amount is not determined.

REQUIRED MINIMUM DISTRIBUTIONS. Generally, qualified plans require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the contract. Not all income plans offered under this annuity contract satisfy the requirements for minimum distributions. Because these distributions are required under the code and the method of calculation is complex, please see a competent tax advisor.

THE DEATH BENEFIT AND QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA may not invest in life insurance contracts. However, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. It is possible that the Death Benefit could be viewed as violating the prohibition on investment in life insurance contracts, with the result that the Contract would not satisfy the requirements of an IRA. We believe that these regulations do not prohibit all forms of optional death benefits; however, at this time we are not allowing owners of any IRA to select certain death benefits that offer enhanced earnings.

It is also possible that the certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a 403(b) plan.

PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Qualified

                            37    - PROSPECTUS
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Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

1. made on or after the date the Contract Owner attains age 59 1/2,

2. made as a result of the Contract Owner's death or total disability,

3. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Contract beneficiary,

4. made pursuant to an IRS levy,

5. made for certain medical expenses,

6. made to pay for health insurance premiums while unemployed (only applies for IRAs),

7. made for qualified higher education expenses (only applies for IRAs), and

8. made for a first time home purchase (up to a $10,000 lifetime limit and only applies for IRAs).

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON QUALIFIED CONTRACTS. With respect to Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. You should consult a competent tax advisor prior to taking a withdrawal.

INCOME TAX WITHHOLDING ON QUALIFIED CONTRACTS. Generally, Allstate New York is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Allstate New York is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Qualified Contracts, excluding IRAs, with the exception of:

1. required minimum distributions, or

2. a series of substantially equal periodic payments made over a period of at least 10 years, or,

3. a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

4. hardship distributions.

For all annuitized distributions that are not subject to the 20% withholding requirement, Allstate New York is required to withhold federal income tax using the wage withholding rates from all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.

ROTH INDIVIDUAL RETIREMENT ANNUITIES. Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions.

SIMPLIFIED EMPLOYEE PENSION PLANS. Section 408(k) of the Code allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. Under these plans the employer may,

                            38    - PROSPECTUS
within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE PLANS). Sections 408(p) and 401(k) of the Code allow eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees. SIMPLE plans may be structured as a SIMPLE retirement account using an IRA or as a Section 401(k) qualified cash or deferred arrangement. In general, a SIMPLE plan consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to use the Contract in conjunction with SIMPLE plans should seek competent tax and legal advice.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.

TAX SHELTERED ANNUITIES. Section 403(b) of the Tax Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

- attains age 59 1/2,

- separates from service,

- dies,

- becomes disabled, or

- incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Allstate New York is directed to transfer some or all of the contract value to another 403(b) plan.

CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees. Such retirement plans (commonly referred to as "H.R.10" or "Keogh") may permit the purchase of annuity contracts.

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION DEFERRED COMPENSATION PLANS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan.

PERFORMANCE INFORMATION
-------------------------------------------------------------------

We may advertise the performance of the Variable Sub-Accounts, including yield and total return information. Total return represents the change, over a specified period of time, in the value of an investment in a Variable Sub-Account after reinvesting all income distributions. Yield refers to the income generated by an investment in a Variable Sub-Account over a specified period. All performance advertisements will include, as applicable, standardized yield and total return figures that reflect insurance charges, withdrawal charges and the following (as applicable):

- contract maintenance charge for PUTNAM ALLSTATE ADVISOR CONTRACTS

- Credit Enhancement for PUTNAM ALLSTATE ADVISOR PLUS CONTRACTS

Performance advertisements also may include total return figures that reflect the deduction of insurance charges, but not withdrawal charges. However, any total return figures that reflect the Credit Enhancement will also reflect applicable withdrawal charges to the extent required. The deduction of such charges would reduce the performance shown. In addition, performance advertisements may include aggregate, average, year-by-year, or other types of total return figures.

Performance information for periods prior to the inception date of the Variable Sub-Accounts will be based on the historical performance of the corresponding Funds for the periods beginning with the inception dates of the Funds and adjusted to reflect current Contract expenses. You should not

                            39    - PROSPECTUS
interpret these figures to reflect actual historical performance of the Variable Account.

We may include in advertising and sales materials tax deferred compounding charts and other hypothetical illustrations that compare currently taxable and tax deferred investment programs based on selected tax brackets. Our advertisements also may compare the performance of our Variable Sub-Accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, and the Shearson Lehman Bond Index; and/or (b) other management investment companies with investment objectives similar to the underlying funds being compared. In addition, our advertisements may include the performance ranking assigned by various publications, including the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today, and statistical services, including Lipper Analytical Services Mutual Fund Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, and SEI.

                            40    - PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS
-------------------------------------------------------------------

                                                                        PAGE
----------------------------------------------------------------------------
   Additions, Deletions, or Substitutions of Investments                  2
----------------------------------------------------------------------------
   The Contracts                                                          2
----------------------------------------------------------------------------
   Performance Information                                                3
----------------------------------------------------------------------------
   Calculation of Accumulation Unit Values                                5
----------------------------------------------------------------------------
   Calculation of Variable Income Payments                                6
----------------------------------------------------------------------------
   General Matters                                                        7
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                                        PAGE

   Experts                                                                7
----------------------------------------------------------------------------
   Financial Statements                                                   8
----------------------------------------------------------------------------
   Appendix A                                                           A-1
----------------------------------------------------------------------------
   Appendix B                                                           B-1
----------------------------------------------------------------------------
   Appendix C                                                           C-1
----------------------------------------------------------------------------

                         ------------------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

                            41    - PROSPECTUS

APPENDIX A
PUTNAM ALLSTATE ADVISOR CONTRACT COMPARISON CHART
------------------------------------------------------------------------

        Feature                   Advisor                 Advisor Plus           Advisor Preferred
------------------------------------------------------------------------------------------------------
Maximum Age of Contract   90                        85                        90
Owner and Annuitant on
the Issue Date
------------------------------------------------------------------------------------------------------
Minimum Initial Purchase  $10,000                   $10,000                   $10,000
Payment                   ($500 for Qualified
                          Contracts)
------------------------------------------------------------------------------------------------------
Fixed Account Options     - Standard Fixed Account  - Standard Fixed Account  - Standard Fixed Account
                          Option with 1, 5, 7-year    Option*                   Option
                            Guarantee Periods
                          - 7-to-12 Month Dollar
                          Cost Averaging Option
------------------------------------------------------------------------------------------------------
Credit Enhancement        None                      4% applied to all         None
                                                    purchase payments
------------------------------------------------------------------------------------------------------
Contract Maintenance      $30 per year, full        None                      None
Charge                    amount on surrender
                          (waived in certain
                          cases)
------------------------------------------------------------------------------------------------------
Mortality and Expense     1.25%                     1.60%                     1.65%
Risk Charge (without
optional benefit)
------------------------------------------------------------------------------------------------------
Free Withdrawal Amount    greater of earnings not   15% of purchase payments  15% of purchase payments
(each Contract Year)      previously withdrawn, or
                          15% of purchase payments
------------------------------------------------------------------------------------------------------
Withdrawal Charge         Year: 0 1 2 3 4 5 6 7+    Year: 0 1 2 3 4 5 6 7 8+  Year: 0 1 2+
(measured from number of  %:  7 7 6 5 4 3 2 0       %:  8 8 8 7 6 5 4 3 0     %:  2 1 0
complete years since we
received the purchase
payment)(as a percentage
of purchase payments
withdrawn in excess of
the Free Withdrawal
Amount)
------------------------------------------------------------------------------------------------------

*Beginning June 1, 2002, Guarantee Periods of 1, 5 and 7 years in length will be offered.

APPENDIX B
PUTNAM ALLSTATE ADVISOR CONTRACTS:
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE INCEPTION*
-------------------------------------------------------------------

                                                               For the Years Beginning January 1* and Ending
                                                                                December 31,
                                                              ------------------------------------------------
                                                                  1999              2000              2001
--------------------------------------------------------------------------------------------------------------
SUB-ACCOUNTS
--------------------------------------------------------------------------------------------------------------
Putnam American Government Income
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                        N/A            10.000            11.115
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                              N/A            11.115            11.695
--------------------------------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                          N/A            43,020           406,375
--------------------------------------------------------------------------------------------------------------
Putnam Asia Pacific Growth
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                     15.244            17.437             9.585
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                           17.437             9.585             7.193
--------------------------------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                            0            22,952            21,671
--------------------------------------------------------------------------------------------------------------
Putnam Capital Appreciation
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                        N/A            10.000             9.747
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                              N/A             9.131             7.763
--------------------------------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                          N/A             9.747            74,854
--------------------------------------------------------------------------------------------------------------
Putnam Diversified Income
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                      9.863             9.866             9.727
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                            9.866             9.727             9.942
--------------------------------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                            0           308,305           682,479
--------------------------------------------------------------------------------------------------------------
The George Putnam Fund of Boston
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                      9.313             9.299            10.067
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                            9.299            10.067             9.986
--------------------------------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                            0           302,290           728,546
--------------------------------------------------------------------------------------------------------------
Putnam Global Asset Allocation
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                     10.469            10.696            10.051
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                           10.696            10.051             9.079
--------------------------------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                            0            78,479           195,894
--------------------------------------------------------------------------------------------------------------
Putnam Global Growth
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                     13.887            15.665            10.868
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                           15.665            10.868             7.537
--------------------------------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                            0           535,914           919,996
--------------------------------------------------------------------------------------------------------------
Putnam Growth and Income
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                      9.168             9.172             9.776
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                            9.172             9.776             9.036
--------------------------------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                            0         2,024,668         4,112,871
--------------------------------------------------------------------------------------------------------------
Putnam Growth Opportunities
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                        N/A            10.000             7.434
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                              N/A             7.434             4.985
--------------------------------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                          N/A           475,734           694,304
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Putnam Health Sciences
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                      9.953            10.597            14.545
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                           10.597            14.545            11.525
--------------------------------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                            0           337,301           643,654
--------------------------------------------------------------------------------------------------------------
Putnam High Yield
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                      9.896             9.934             8.976
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                            9.934             8.976             9.186
--------------------------------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                            0           126,432           371,529
--------------------------------------------------------------------------------------------------------------
Putnam Income
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                      9.861             9.714            10.341
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                            9.714            10.341            10.956
--------------------------------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                            0           225,137           972,105
--------------------------------------------------------------------------------------------------------------
Putnam International Growth
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                     13.249            14.427            12.885
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                           14.427            12.885            10.100
--------------------------------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                            0           606,589           997,025
--------------------------------------------------------------------------------------------------------------
Putnam International Growth and Income
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                     10.839            10.968            10.976
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                           10.968            10.976             8.582
--------------------------------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                            0           151,770           252,287
--------------------------------------------------------------------------------------------------------------
Putnam International New Opportunities
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                     15.988            18.134            10.984
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                           18.134            10.984             7.736
--------------------------------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                            0           269,089           314,680
--------------------------------------------------------------------------------------------------------------
Putnam Investors
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                     11.364            12.168             9.777
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                           12.168             9.777             7.262
--------------------------------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                            0         1,433,122         2,411,695
--------------------------------------------------------------------------------------------------------------
Putnam Money Market
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                     10.208            10.231            10.693
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                           10.231            10.693            10.956
--------------------------------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                            0           242,264           949,740
--------------------------------------------------------------------------------------------------------------
Putnam New Opportunities
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                     14.041            15.692            11.436
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                           15.692            11.436             7.889
--------------------------------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                            0         1,214,382         1,776,151
--------------------------------------------------------------------------------------------------------------
Putnam New Value
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                      8.705             8.795            10.629
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                            8.795            10.629            10.844
--------------------------------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                            0            83,776           410,557
--------------------------------------------------------------------------------------------------------------
Putnam OTC & Emerging Growth
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                     18.177            19.838             9.581
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                           19.838             9.581             5.137
--------------------------------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                            0           354,875           587,865
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Putnam Research
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                     10.894            11.598            11.226
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                           11.598            11.226             8.997
--------------------------------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                            0           338,253           734,229
--------------------------------------------------------------------------------------------------------------
Putnam Small Cap Value
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                      9.813            10.302            12.660
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                           10.302            12.660            14.768
--------------------------------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                            0           115,092           339,513
--------------------------------------------------------------------------------------------------------------
Putnam Technology
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                        N/A            10.000             5.949
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                              N/A             5.949             3.573
--------------------------------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                          N/A           101,041           243,303
--------------------------------------------------------------------------------------------------------------
Putnam Utilities Growth and Income
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                     10.047             9.987            11.590
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                            9.987            11.590             8.890
--------------------------------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                            0           208,794           480,928
--------------------------------------------------------------------------------------------------------------
Putnam Vista
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                     12.501            14.088            13.344
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                           14.088            13.344             8.762
--------------------------------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                            0           468,945           825,771
--------------------------------------------------------------------------------------------------------------
Putnam Voyager
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                     12.868            14.326            11.808
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                           14.326            11.808             9.047
--------------------------------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                            0         1,766,338         2,686,901
--------------------------------------------------------------------------------------------------------------
Putnam Voyager II
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                        N/A            10.000             7.312
--------------------------------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                              N/A             7.312             4.998
--------------------------------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                          N/A            12,302           103,648
--------------------------------------------------------------------------------------------------------------

*The Putnam Allstate Advisor Contracts were first offered for sale on December 10, 1999. All of the Variable Sub-Accounts were first offered as of December 10, 1999, except as follows: the Putnam VT American Government Income and Growth Opportunities Sub-Accounts were first offered as of February 4, 2000, the Putnam VT Technology Sub-Account was first offered as of July 17, 2000, and the Putnam VT Capital Appreciation and Voyager II Sub-Accounts were first offered as of October 2, 2000. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.25%.

PUTNAM ALLSTATE ADVISOR PLUS CONTRACTS:
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS
WERE FIRST OFFERED*
-------------------------------------------------------------------


                                                              For the Period September 4*
                                                               through December 31, 2001
-----------------------------------------------------------------------------------------
SUB-ACCOUNTS
-----------------------------------------------------------------------------------------
Putnam American Government Income
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                  11.420
-----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                               7,360
-----------------------------------------------------------------------------------------
Putnam Asia Pacific Growth
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   4.596
-----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                                   0
-----------------------------------------------------------------------------------------
Putnam Capital Appreciation
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   7.728
-----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                               1,555
-----------------------------------------------------------------------------------------
Putnam Diversified Income
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   9.949
-----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                              20,588
-----------------------------------------------------------------------------------------
The George Putnam Fund of Boston
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                  11.371
-----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                              73,953
-----------------------------------------------------------------------------------------
Putnam Global Asset Allocation
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   8.728
-----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                               5,474
-----------------------------------------------------------------------------------------
Putnam Global Growth
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   4.904
-----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                              34,074
-----------------------------------------------------------------------------------------
Putnam Growth and Income
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                  10.874
-----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                             127,229
-----------------------------------------------------------------------------------------
Putnam Growth Opportunities
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   5.013
-----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                               2,354
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Putnam Health Sciences
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   9.494
-----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                              19,105
-----------------------------------------------------------------------------------------
Putnam High Yield
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   9.121
-----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                              39,495
-----------------------------------------------------------------------------------------
Putnam Income
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                  11.118
-----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                              44,407
-----------------------------------------------------------------------------------------
Putnam International Growth
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   6.863
-----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                              22,629
-----------------------------------------------------------------------------------------
Putnam International Growth and Income
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   8.135
-----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                               6,997
-----------------------------------------------------------------------------------------
Putnam International New Opportunities
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   3.968
-----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                               3,089
-----------------------------------------------------------------------------------------
Putnam Investors
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   6.360
-----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                             110,887
-----------------------------------------------------------------------------------------
Putnam Money Market
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                  10.580
-----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                              31,880
-----------------------------------------------------------------------------------------
Putnam New Opportunities
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   4.676
-----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                             182,839
-----------------------------------------------------------------------------------------
Putnam New Value
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                  13.590
-----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                              17,126
-----------------------------------------------------------------------------------------
Putnam OTC & Emerging Growth
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   2.189
-----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                               4,929
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Putnam Research
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   8.244
-----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                              17,010
-----------------------------------------------------------------------------------------
Putnam Small Cap Value
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                  13.942
-----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                               7,718
-----------------------------------------------------------------------------------------
Putnam Technology
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   3.555
-----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                               2,937
-----------------------------------------------------------------------------------------
Putnam Utilities Growth and Income
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   9.095
-----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                               2,329
-----------------------------------------------------------------------------------------
Putnam Vista
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   5.560
-----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                              27,049
-----------------------------------------------------------------------------------------
Putnam Voyager
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   6.123
-----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                             110,162
-----------------------------------------------------------------------------------------
Putnam Voyager II
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
-----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   4.976
-----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                               5,305
-----------------------------------------------------------------------------------------

*The Putnam Allstate Advisor Plus Contracts were first offered on September 4,
 2001. All of the Variable Sub-Accounts were first offered under the Putnam Allstate Advisor Plus Contracts on September 4, 2001. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.60%

PUTNAM ALLSTATE ADVISOR PREFERRED CONTRACTS:
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS
WERE FIRST OFFERED*
-------------------------------------------------------------------


                                                              For the Period November 1*
                                                              through December 31, 2001
----------------------------------------------------------------------------------------
SUB-ACCOUNTS
----------------------------------------------------------------------------------------
Putnam American Government Income
----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                  11.266
----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                                   0
----------------------------------------------------------------------------------------
Putnam Asia Pacific Growth
----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   5.128
----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                                   0
----------------------------------------------------------------------------------------
Putnam Capital Appreciation
----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   7.723
----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                                   0
----------------------------------------------------------------------------------------
Putnam Diversified Income
----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                  10.100
----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                                   0
----------------------------------------------------------------------------------------
The George Putnam Fund of Boston
----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                  10.752
----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                                   0
----------------------------------------------------------------------------------------
Putnam Global Asset Allocation
----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   8.735
----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                                   0
----------------------------------------------------------------------------------------
Putnam Global Growth
----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   5.158
----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                                   0
----------------------------------------------------------------------------------------
Putnam Growth and Income
----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   9.983
----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                                 681
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Putnam Growth Opportunities
----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   4.918
----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                                   0
----------------------------------------------------------------------------------------
Putnam Health Sciences
----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   9.643
----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                                   0
----------------------------------------------------------------------------------------
Putnam High Yield
----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   9.331
----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                                   0
----------------------------------------------------------------------------------------
Putnam Income
----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                  11.201
----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                                   0
----------------------------------------------------------------------------------------
Putnam International Growth
----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   7.154
----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                                 192
----------------------------------------------------------------------------------------
Putnam International Growth and Income
----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   7.778
----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                                   0
----------------------------------------------------------------------------------------
Putnam International New Opportunities
----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   4.650
----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                                   0
----------------------------------------------------------------------------------------
Putnam Investors
----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   6.181
----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                                   0
----------------------------------------------------------------------------------------
Putnam Money Market
----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                  10.503
----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                                   0
----------------------------------------------------------------------------------------
Putnam New Opportunities
----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   4.914
----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                                   0
----------------------------------------------------------------------------------------
  Putnam New Value
----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                  12.179
----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                                   0
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Putnam OTC & Emerging Growth
----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   3.270
----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                                   0
----------------------------------------------------------------------------------------
Putnam Research
----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   7.647
----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                                   0
----------------------------------------------------------------------------------------
Putnam Small Cap Value
----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                  13.411
----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                                 203
----------------------------------------------------------------------------------------
Putnam Technology
----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   3.552
----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                                   0
----------------------------------------------------------------------------------------
Putnam Utilities Growth and Income
----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   8.562
----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                                   0
----------------------------------------------------------------------------------------
Putnam Vista
----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   5.532
----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                                   0
----------------------------------------------------------------------------------------
Putnam Voyager
----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   6.272
----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                                 432
----------------------------------------------------------------------------------------
Putnam Voyager II
----------------------------------------------------------------------------------------
  Accumulation Unit Value, Beginning of Period                            10.000
----------------------------------------------------------------------------------------
  Accumulation Unit Value, End of Period                                   4.972
----------------------------------------------------------------------------------------
  Number of Units Outstanding, End of Period                                   0
----------------------------------------------------------------------------------------

*The Putnam Allstate Advisor Preferred Contracts were first offered on
 November 1, 2001. All of the Variable Sub-Accounts were first offered under the Putnam Allstate Advisor Preferred Contracts on November 1, 2001. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.65%.

APPENDIX C
WITHDRAWAL ADJUSTMENT EXAMPLE - INCOME BENEFIT*
-------------------------------------------------------------------

Issue Date: January 1, 2002

Initial Purchase Payment: $50,000

                                                                                 Retirement Income
               Type of           Beginning      Transaction    Contract Value     Guarantee Rider
 Date         Occurrence       Contract Value     Amount      After Occurrence      Income Base
--------------------------------------------------------------------------------------------------
1/1/03   Contract Anniversary     $55,000          --             $55,000             $55,000
--------------------------------------------------------------------------------------------------
7/1/03    Partial Withdrawal      $60,000         $15,000         $45,000             $41,250
--------------------------------------------------------------------------------------------------

The following shows how we compute the adjusted income benefits in the example above. Please note that the withdrawal adjustment reduces the Income Base by the same proportion as the withdrawal reduces the Contract Value.

----------------------------------------------------------------------------------------------------
INCOME BENEFIT RIDER INCOME BASE
----------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                 = (a)              $15,000
----------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                    = (b)              $60,000
----------------------------------------------------------------------------------------------------
Value of Income Base Immediately Prior to Partial Withdrawal              = (c)              $55,000
----------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                 [(a)/(b)]*(c)          $13,750
----------------------------------------------------------------------------------------------------
Adjusted Income Base                                                                         $41,250
----------------------------------------------------------------------------------------------------

*Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

APPENDIX D
WITHDRAWAL ADJUSTMENT EXAMPLE - DEATH BENEFIT*
-------------------------------------------------------------------

Issue Date: January 1, 2002

Initial Purchase Payment: $50,000 (For Putnam Allstate Advisor Plus Contracts, a $2,000 Credit Enhancement would apply)

                                                                              Death Benefit Amount
                                                                      -------------------------------------
                                                                      Purchase Payment Value
                                                          Contract    -----------------------
                 Type          Beginning                   Value        Advisor                   Maximum
                  of           Contract    Transaction     After          and                   Anniversary
 Date         Occurence          Value       Amount      Occurence     Preferred      Plus         Value
-----------------------------------------------------------------------------------------------------------
1/1/03   Contract Anniversary   $55,000       --          $55,000       $50,000      $52,000      $55,000
-----------------------------------------------------------------------------------------------------------
7/1/03    Partial Withdrawal    $60,000      $15,000      $45,000       $35,000      $37,000      $41,250
-----------------------------------------------------------------------------------------------------------

The following shows how we compute the adjusted death benefits in the example above. Please note that the Purchase Payment Value is reduced by the amount of the withdrawal, whereas the withdrawal adjustment reduces the Maximum Anniversary Value by the same proportion as the withdrawal reduced the Contract Value.

                                                                                              Advisor
                                                                                                and
                                                                                             Preferred    Plus
----------------------------------------------------------------------------------------------------------------
PURCHASE PAYMENT VALUE DEATH BENEFIT
----------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                     $15,000    $15,000
----------------------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial
  Withdrawal                                                                                  $50,000    $52,000
----------------------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                        $35,000    $37,000
----------------------------------------------------------------------------------------------------------------

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT
----------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                  (a)                $15,000    $15,000
----------------------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                     (b)                $60,000    $60,000
----------------------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial
  Withdrawal                                                               (c)                $55,000    $55,000
----------------------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                 [(a)/(b)]*(c)           $13,750    $13,750
----------------------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                        $41,250    $41,250
----------------------------------------------------------------------------------------------------------------

*For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical contract values and Maximum Anniversary Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the Putnam Allstate Advisor Plus Contract. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

                  The Putnam Allstate Advisor Variable Annuity
Allstate Life Insurance Company of New York  Statement of Additional Information
One Allstate Drive                                             dated May 1, 2002
Farmingville, New York  11738
1 (800) 390-1277


This Statement of Additional Information supplements the information in the prospectus for the following Contracts:

o        Putnam Allstate Advisor
o        Putnam Allstate Advisor Plus
o        Putnam Allstate Advisor Preferred

 This Statement of Additional Information is not a prospectus. You should read it with the prospectus, dated May 1, 2002 , for the Contract. You may obtain a prospectus by calling or writing us at the address or telephone number listed above.

For convenience, we use the terms "Contract" and "Contracts" to refer generally to all three Contracts, except as specifically noted. In addition, this Statement of Additional Information uses the same defined terms as the prospectus for each Contract that we offer, except as specifically noted.

TABLE OF CONTENTS

                                                                            PAGE

ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS                           1
THE CONTRACT                                                                   2
PERFORMANCE INFORMATION                                                        3
CALCULATION OF ACCUMULATION UNIT VALUES                                        6
CALCULATION OF VARIABLE INCOME PAYMENTS                                        7
GENERAL MATTERS                                                                8
EXPERTS                                                                        9
FINANCIAL STATEMENTS                                                           9
APPENDIX A
APPENDIX B
APPENDIX C

--------------------------------------------------------------------------------

ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

We may add, delete, or substitute the Fund shares held by any Variable Sub-Account to the extent the law permits. We may substitute shares of any Fund with those of another Fund of the same or different mutual fund if the shares of the Fund are no longer available for investment, or if we believe investment in any Fund would become inappropriate in view of the purposes of the Variable Account.

We will not substitute shares attributable to a Contract Owner's interest in a Variable Sub-Account until we have notified the Contract Owner of the change, and until the Securities and Exchange Commission has approved the change, to the extent such notification and approval are required by law. Nothing contained in this Statement of Additional Information shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by Contract Owners.

We also may establish additional Variable Sub-Accounts or series of Variable Sub-Accounts. Each additional Variable Sub-Account would purchase shares in a new Fund of the same or different mutual fund. We may establish new Variable Sub-Accounts when we believe marketing needs or investment conditions warrant. We determine the basis on which we will offer any new Variable Sub-Accounts in conjunction with the Contract to existing Contract Owners. We may eliminate one or more Variable Sub-Accounts if, in our sole discretion, marketing, tax or investment conditions so warrant.

We may, by appropriate endorsement, change the Contract as we believe necessary or appropriate to reflect any substitution or change in the Funds. If we believe the best interests of persons having voting rights under the Contracts would be served, we may operate the Variable Account as a management company under the Investment Company Act of 1940 or we may withdraw its registration under such Act if such registration is no longer required.

THE CONTRACTS

--------------------------------------------------------------------------------

The Contracts are primarily designed to aid individuals in long-term financial planning. You can use them for retirement planning regardless of whether the retirement plan qualifies for special federal income tax treatment.

PURCHASE OF CONTRACTS

We offer the Contracts to the public through banks as well as brokers licensed under the federal securities laws and state insurance laws. The principal underwriter for the Variable Account, Allstate Distributors, L.L.C. ("Allstate Distributors"), a broker-dealer jointly owned by Allstate Life Insurance Company ("Allstate Life") and Putnam Investments, distributes the Contracts. Allstate Distributors is an affiliate of Allstate Life Insurance
Company of New York ("Allstate New York"). Commission income of Allstate Distributors for the fiscal year ending December 31, 2001 was $15,074,572.32. Commission income of Allstate Distributors for the fiscal year ending December 31, 2000 was $4,836,463.11. Prior to May 1, 2000, ALFS, Inc., an affiliate of Allstate New York, served as the principal underwriter for the Variable Account. Commission income of ALFS for the fiscal year ending December 31, 2000 was $3,521,268.33. ALFS did not receive commission income for the fiscal year ending December 1999. The offering of the Contracts is continuous. We do not anticipate discontinuing the offering of the Contracts, but we reserve the right to do so at any time.

TAX-FREE EXCHANGES (1035 EXCHANGES, ROLLOVERS AND TRANSFERS)

We accept purchase payments that are the proceeds of a Contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code ("Code"). Except as required by federal law in calculating the basis of the Contract, we do not differentiate between Section 1035 purchase payments and non-Section 1035 purchase payments.

We also accept "rollovers" and transfers from Contracts qualifying as tax-sheltered annuities ("TSAs"), individual retirement annuities or accounts ("IRAs"), or any other Qualified Contract that is eligible to "rollover" into an IRA. We differentiate among non-Qualified Contracts, TSAs, IRAs and other Qualified Contracts to the extent necessary to comply with federal tax laws. For example, we restrict the assignment, transfer, or pledge of TSAs and IRAs so the Contracts will continue to qualify for special tax treatment. A Contract Owner contemplating any such exchange, rollover or transfer of a Contract should contact a competent tax adviser with respect to the potential effects of such a transaction.

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

From time to time we may advertise the "standardized," "non-standardized," and "adjusted historical" total returns of the Variable Sub-Accounts, as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Contract Owner. Also, please note that the performance figures shown do not reflect any applicable taxes.

STANDARDIZED TOTAL RETURNS

A Variable Sub-Account's standardized total return represents the average annual total return of that Sub-Account over a particular period. We compute standardized total return by finding the annual percentage rate that, when compounded annually, will accumulate a hypothetical $1,000 purchase payment to the redeemable value at the end of the one, five or ten year period, or for a period from the date of commencement of the Variable Sub-Account's operations, if shorter than any of the foregoing. We use the following formula prescribed by the SEC for computing standardized total return:


     1000(1 + T)^n  = ERV

where:

     T  = average annual total return

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of 1, 5, or 10 year periods or shorter period

     n  = number of years in the period

     1000 = hypothetical $1,000 investment


When factoring in the withdrawal charge assessed upon redemption, we exclude the Preferred Withdrawal Amount, which is the amount you can withdraw from the Contract without paying a withdrawal charge. We also use the withdrawal charge that would apply upon redemption at the end of each period. Thus, for example, when factoring in the withdrawal charge for a one year standardized total return calculation, we would use the withdrawal charge that applies to a withdrawal of a purchase payment made one year prior.

When factoring in the contract maintenance charge (only applicable to the Putnam Allstate Advisor Contract), we pro rate the charge by dividing (i) the contract maintenance charge by (ii) an average contract size of $39,730. We then multiply the resulting percentage by a hypothetical $1,000 investment.

The standardized total returns for the Variable Sub-Accounts, for the periods ended December 31, 2001, are set out in Appendices A though C to this Statement of Additional Information. All of the Variable Sub-Accounts commenced operations on December 10, 1999 except for the Putnam American Government Income and Putnam Growth Opportunities Variable Sub-Accounts, which commenced operations on February 4, 2000, the Putnam Technology Variable Sub-Account, which commenced operations on July 17, 2000, and the Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts, which commenced operations on October 2, 2000. The Putnam Allstate Advisor Plus and Putnam Allstate Advisor Preferred Contracts were first offered to the public on September 4, 2001 and November 1, 2001, respectively. Contracts with the Retirement Income Guarantee Rider were first offered to the public on May 1, 2002. Accordingly, performance shown for periods prior to those dates reflects the performance of the Variable Sub-Accounts, adjusted to reflect the current charges under the Contracts as if they had been available throughout the periods shown. Where performance returns give effect to the Retirement Income Guarantee Rider, the performance returns have been adjusted to reflect the current charge for the Options as if that Option had been available throughout the periods shown.

NON-STANDARDIZED TOTAL RETURNS

From time to time, we also may quote rates of return that reflect changes in the values of each Variable Sub-Account's Accumulation Units. We may quote these "non-standardized total returns" on an annualized, cumulative, year-by-year, or other basis. These rates of return take into account asset-based charges, such as the mortality and expense risk charge and administration charge. However, these rates of return do not reflect withdrawal charges or the contract maintenance charge under the Putnam Allstate Advisor Contract, or any taxes. Such charges, if reflected, would reduce the performance shown. Non-standardized total returns also do not take into account the amount of any applicable Credit Enhancement under the Putnam Allstate Advisor Plus Contract.

Annualized returns reflect the rate of return that, when compounded annually, would equal the cumulative rate of return for the period shown. We compute annualized returns according to the following formula:


        Annualized Return = (1 + r)1/n -1

        Where:
                    r = cumulative rate of return for the period shown,

            and:
                   n = number of years in the period.

The method of computing annualized rates of return is similar to that for computing standardized performance, described above, except that rather than using a hypothetical $1,000 investment and the ending redeemable value thereof, we use the changes in value of an Accumulation Unit.


Cumulative rates of return reflect the cumulative change in value of an Accumulation Unit over the period shown. Year-by-year rates of return reflect the change in value of an Accumulation Unit during the course of each year shown. We compute these returns by dividing the Accumulation Unit Value at the end of each period shown, by the Accumulation Unit Value at the beginning of that period, and subtracting one. We compute other total returns on a similar basis.

We may quote non-standardized total returns for 1, 3, 5 and 10 year periods, or period since inception of the Variable Sub-Account's operations, as well as other periods, such as "year-to-date" (prior calendar year end to the day stated in the advertisement); "year to most recent quarter" (prior calendar year end to the end of the most recent quarter); "the prior calendar year"; and the "n" most recent calendar years.


The non-standardized total returns for the Variable Sub-Accounts, for the periods ended December 31, 2001, are set out in Appendices A through C to this Statement of Additional Information. All of the Variable Sub-Accounts commenced operations on December 10, 1999 except for the Putnam American Government Income and Putnam Growth Opportunities Variable Sub-Accounts, which commenced operations on February 4, 2000, the Putnam Technology Variable Sub-Account, which commenced operations on July 17, 2000, and the Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts, which commenced operations on October 2, 2000. The Putnam Allstate Advisor Plus and Putnam Allstate Advisor Preferred Contracts were first offered to the public on September 4, 2001 and November 1, 2001, respectively. Contracts with the Retirement Income Guarantee Rider were first offered to the public on May 1, 2002. Accordingly, performance shown for periods prior to those dates reflects the performance of the Variable Sub-Accounts, adjusted to reflect the performance of the Variable Sub-Accounts, adjusted to reflect the current charges under the Contracts as if they had been available throughout the periods shown. Where performance returns give effect to the Retirement Income Guarantee Rider, the performance returns have been adjusted to reflect the current charge for the Option as if the Option had been available throughout the periods shown.



ADJUSTED HISTORICAL TOTAL RETURNS

We may advertise the total return for periods prior to the date that the Variable Sub-Accounts commenced operations. We calculate such "adjusted historical total returns" using the same method that we use to compute standardized total returns, except that instead of using the Variable Sub-Account inception dates, we use the inception dates of the underlying Funds and adjust such performance to reflect the current level of charges that apply to the Variable Sub-Accounts under each Contract.

The adjusted historical total returns for the Variable Sub-Accounts, for the periods ended December 31, 2001, for each Contract are set out in Appendices A through C to this Statement of Additional Information. Where performance returns give effect to the Retirement Income Guarantee Rider, the performance returns have been adjusted to reflect the current charge for the Option as if the Option had been available throughout the periods shown.




CALCULATION OF ACCUMULATION UNIT VALUES

--------------------------------------------------------------------------------

The value of Accumulation Units will change each Valuation Period according to the investment performance of the Fund shares purchased by each Variable Sub-Account and the deduction of certain expenses and charges. A "Valuation Period" is the period from the end of one Valuation Date and continues to the end of the next Valuation Date. A Valuation Date ends at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time).

The Accumulation Unit Value of a Variable Sub-Account for any Valuation Period equals the Accumulation Unit Value as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor (described below) for that Sub-Account for the current Valuation Period.

NET INVESTMENT FACTOR

The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Period, in the value of Variable Sub-Account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge. We determine the Net Investment Factor for each Variable Sub-Account for any Valuation Period by dividing (A) by (B) and subtracting (C) from the result, where:

     (A) is the sum of:

(1) the net asset value per share of the Fund underlying the Variable Sub-Account determined at the end of the current Valuation Period; plus,

(2) the per share amount of any dividend or capital gain distributions made by the Fund underlying the Variable Sub-Account during the current Valuation Period;

     (B) is the net asset value per share of the Fund underlying the Variable Sub-Account determined as of the end of the immediately preceding Valuation Period; and

     (C) is the mortality and expense risk charge corresponding to the portion of the current calendar year that is in the current Valuation Period.

CALCULATION OF VARIABLE INCOME PAYMENTS

--------------------------------------------------------------------------------

We calculate the amount of the first variable income payment under an Income Plan by applying the Contract Value allocated to each Variable Sub-Account less any applicable premium tax charge deducted at the time, to the income payment tables in the Contract. We divide the amount of the first variable annuity income payment by the Variable Sub-Account's then current Annuity Unit value to determine the number of annuity units ("Annuity Units") upon which later income payments will be based. To determine income payments after the first, we simply multiply the number of Annuity Units determined in this manner for each Variable Sub-Account by the then current Annuity Unit value ("Annuity Unit Value") for that Variable Sub-Account.

CALCULATION OF ANNUITY UNIT VALUES

Annuity Units in each Variable Sub-Account are valued separately and Annuity Unit Values will depend upon the investment experience of the particular Fund in which the Variable Sub-Account invests. We calculate the Annuity Unit Value for each Variable Sub-Account at the end of any Valuation Period by:

- multiplying the Annuity Unit Value at the end of the immediately preceding Valuation Period by the Variable Sub-Account's Net Investment Factor (described in the preceding section) for the Period; and then

- dividing the product by the sum of 1.0 plus the assumed investment rate for the Valuation Period.

The assumed investment rate adjusts for the interest rate assumed in the income payment tables used to determine the dollar amount of the first variable income payment, and is at an effective annual rate which is disclosed in the Contract.

We determine the amount of the first variable income payment paid under an Income Plan using the income payment tables set out in the Contracts. The Contracts include tables that differentiate on the basis of sex, except in states that require the use of unisex tables.

GENERAL MATTERS

--------------------------------------------------------------------------------

INCONTESTABILITY

We will not contest the Contract after we issue it.

SETTLEMENTS

The Contract must be returned to us prior to any settlement. We must receive due proof of the Contract Owner(s) death (or Annuitant's death if there is a non-natural Contract Owner) before we will settle a death claim.

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

We hold title to the assets of the Variable Account. We keep the assets physically segregated and separate and apart from our general corporate assets. We maintain records of all purchases and redemptions of the Fund shares held by each of the Variable Sub-Accounts.

The Funds do not issue stock certificates. Therefore, we hold the Variable Account's assets in open account in lieu of stock certificates. See the Funds' prospectuses for a more complete description of the custodian of the Funds.




EXPERTS

The financial statements of Allstate New York as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and the related financial statement schedulesthat appear in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Variable Account as of December 31, 2001 and for each of the periods in the two years then ended that appear in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP, is Two Prudential Plaza, 180 N. Stetson Avenue, Chicago, Illinois 60601.

FINANCIAL STATEMENTS

The financial statements of the Variable Account as of December 31, 2001 and for the periods in the two years then ended, the financial statements of Allstate New York as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and the related financial statement schedules and the accompanying Independent Auditors' Reports appear in the pages that follow. The financial statements of Allstate New York included herein should be considered only as bearing upon the ability of Allstate New York to meet its obligations under the Contacts.


APPENDIX A

                        PUTNAM ALLSTATE ADVISOR CONTRACT

Putnam Allstate Advisor Contracts were first offered to the public on December 10, 1999. Contracts with the Retirement Income Guarantee Rider were first offered to the public on May 1, 2002. Accordingly, where performance returns in the following tables give effect to the Retirement Income Guarantee Rider, the performance returns have been adjusted to reflect the current charge for the Option as if the Option had been available throughout the periods shown. The performance figures shown reflect the deduction of current Contract charges, which include a maximum withdrawal charge of 7% that declines to zero after 7 years (not reflected in non-standardized total returns), an annual contract maintenance charge of $30 (not reflected in non-standardized total returns), and total Variable Account annual expenses of 1.25%.

In addition, where the Retirement Income Guarantee Rider is included, the performance shown reflects the deduction of the annual Rider fee equal to 0.30% of the Income Base, assuming no additional purchase payments or withdrawals. See the Expense Table in the Prospectus for more details.


Standardized Total Returns


Set out below are the standardized total returns for each Variable Sub-Account since its inception through December 31, 2001. All of the Variable Sub-Accounts commenced operations on December 10, 1999 except for the Putnam American Government Income and Putnam Growth Opportunities Variable Sub-Accounts, which commenced operations on February 4, 2000, the Putnam Technology Variable Sub-Account, which commenced operations on July 17, 2000, and the Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts, which commenced operations on October 2, 2000.

(Without the Retirement Income Guarantee Rider)

                                                           10 Year or Since
Variable Sub-Account               1 Year       5 Year        Inception
American Government Income         -0.81%        N/A            5.56%
Asia Pacific Growth                -30.98%       N/A           -34.42%
Capital Appreciation               -21.01%       N/A           -23.56%
Diversified Income                 -3.81%        N/A           -2.22%
The George Putnam Fund of Boston   -6.83%        N/A            0.92%
Global Asset Allocation            -15.68%       N/A           -9.49%
Global Growth                      -36.67%       N/A           -29.26%
Growth and Income                  -13.59%       N/A           -3.34%
Growth Opportunities               -38.97%       N/A           -35.82%
Health Sciences                    -26.78%       N/A            4.96%
High Yield                         -3.67%        N/A           -6.27%
Income                             -0.07%        N/A            2.77%
International Growth               -27.63%       N/A           -15.34%
International Growth and Income    -27.82%       N/A           -13.65%
International New Opportunities    -35.59%       N/A           -33.51%
Investors                          -31.74%       N/A           -22.82%
Money Market                       -3.50%        N/A            1.01%
New Opportunities                  -37.04%       N/A           -27.93%
New Value                          -4.00%        N/A            8.92%
OTC & Emerging Growth              -52.40%       N/A           -51.01%
Research                           -25.87%       N/A           -11.74%
Small Cap Value                    10.63%        N/A           19.82%
Technology                         -45.96%       N/A           -56.56%
Utilities Growth and Income        -29.32%       N/A           -8.54%
Vista                              -40.36%       N/A           -18.97%
Voyager                            -29.41%       N/A           -18.85%
Voyager II                         -37.67%       N/A           -48.33%

(With Retirement Income Guarantee Rider)

                                                            10 Year or Since
Variable Sub-Account                 1 Year       5 Year        Inception
American Government Income           -1.11%        N/A            5.25%
Asia Pacific Growth                  -31.28%       N/A           -34.91%
Capital Appreciation                 -21.31%       N/A           -24.03%
Diversified Income                   -4.11%        N/A           -2.67%
The George Putnam Fund of Boston     -7.13%        N/A            0.48%
Global Asset Allocation              -15.98%       N/A           -9.94%
Global Growth                        -36.97%       N/A           -29.71%
Growth and Income                    -13.89%       N/A           -3.78%
Growth Opportunities                 -39.27%       N/A           -36.21%
Health Sciences                      -27.08%       N/A            4.56%
High Yield                           -3.97%        N/A           -6.73%
Income                               -0.37%        N/A            2.31%
International Growth                 -27.93%       N/A           -15.77%
International Growth and Income      -28.12%       N/A           -14.09%
International New Opportunities      -35.89%       N/A           -33.99%
Investors                            -32.04%       N/A           -23.27%
Money Market                         -3.80%        N/A            0.56%
New Opportunities                    -37.34%       N/A           -28.38%
New Value                            -4.30%        N/A            8.49%
OTC & Emerging Growth                -52.70%       N/A           -51.76%
Research                             -26.17%       N/A           -12.17%
Small Cap Value                      10.33%        N/A           19.39%
Technology                           -46.26%       N/A           -57.04%
Utilities Growth and Income          -29.62%       N/A           -8.97%
Vista                                -40.66%       N/A           -19.39%
Voyager                              -29.71%       N/A           -19.28%
Voyager II                           -37.97%       N/A           -48.81%

Non-Standardized Total Returns

Set out below are the non-standardized total returns for each Variable Sub-Account since its inception through December 31, 2001. All of the Variable Sub-Accounts commenced operations on December 10, 1999 except for the Putnam American Government Income and Putnam Growth Opportunities Variable Sub-Accounts, which commenced operations on February 4, 2000, the Putnam Technology Variable Sub-Account, which commenced operations on July 17, 2000, and the Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts, which commenced operations on October 2, 2000. The non-standardized total returns shown below do not reflect withdrawal charges or the $30 annual contract maintenance charge that may be imposed under the Putnam Allstate Advisor Contract.

(Without the Retirement Income Guarantee Rider)

                                                                10 Year or Since
Variable Sub-Account                      1 Year       5 Year        Inception
American Government Income                 5.22%        N/A            8.57%
Asia Pacific Growth                       -24.95%       N/A           -30.55%
Capital Appreciation                      -14.98%       N/A           -18.38%
Diversified Income                         2.22%        N/A            0.39%
The George Putnam Fund of Boston          -0.80%        N/A            3.45%
Global Asset Allocation                   -9.66%        N/A           -6.67%
Global Growth                             -30.64%       N/A           -25.66%
Growth and Income                         -7.56%        N/A           -0.70%
Growth Opportunities                      -32.94%       N/A           -31.20%
Health Sciences                           -20.76%       N/A            7.39%
High Yield                                 2.36%        N/A           -3.54%
Income                                     5.96%        N/A            5.25%
International Growth                      -21.61%       N/A           -12.33%
International Growth and Income           -21.80%       N/A           -10.71%
International New Opportunities           -29.57%       N/A           -29.69%
Investors                                 -25.72%       N/A           -19.53%
Money Market                               2.52%        N/A            3.53%
New Opportunities                         -31.01%       N/A           -24.40%
New Value                                  2.03%        N/A           11.26%
OTC & Emerging Growth                     -46.38%       N/A           -45.84%
Research                                  -19.85%       N/A           -8.86%
Small Cap Value                           16.66%        N/A           21.95%
Technology                                -39.93%       N/A           -50.64%
Utilities Growth and Income               -23.29%       N/A           -5.76%
Vista                                     -34.33%       N/A           -15.84%
Voyager                                   -23.38%       N/A           -15.71%
Voyager II                                -31.65%       N/A           -42.67%

(With Retirement Income Guarantee Rider)
                                                                10 Year or Since
Variable Sub-Account                      1 Year       5 Year        Inception
American Government Income                 4.92%        N/A            8.27%
Asia Pacific Growth                       -25.25%       N/A           -31.01%
Capital Appreciation                      -15.28%       N/A           -18.85%
Diversified Income                         1.92%        N/A           -0.05%
The George Putnam Fund of Boston          -1.10%        N/A            3.02%
Global Asset Allocation                   -9.96%        N/A           -7.10%
Global Growth                             -30.94%       N/A           -26.10%
Growth and Income                         -7.86%        N/A           -1.12%
Growth Opportunities                      -33.24%       N/A           -31.57%
Health Sciences                           -21.06%       N/A            7.00%
High Yield                                 2.06%        N/A           -3.99%
Income                                     5.66%        N/A            4.81%
International Growth                      -21.91%       N/A           -12.75%
International Growth and Income           -22.10%       N/A           -11.13%
International New Opportunities           -29.87%       N/A           -30.15%
Investors                                 -26.02%       N/A           -19.96%
Money Market                               2.22%        N/A            3.10%
New Opportunities                         -31.31%       N/A           -24.83%
New Value                                  1.73%        N/A           10.84%
OTC & Emerging Growth                     -46.68%       N/A           -46.51%
Research                                  -20.15%       N/A           -9.27%
Small Cap Value                           16.36%        N/A           21.53%
Technology                                -40.23%       N/A           -51.10%
Utilities Growth and Income               -23.59%       N/A           -6.17%
Vista                                     -34.63%       N/A           -16.24%
Voyager                                   -23.68%       N/A           -16.13%
Voyager II                                -31.95%       N/A           -43.13%


Adjusted Historical Total Returns

Set out below are the adjusted historical total returns for each Variable Sub-Account since the Fund's inception through December 31, 2001. Adjusted historical total returns are computed in the same manner as standardized total returns, except that the performance figures shown are based on the Funds' historical performance since the inception of the Funds rather than the inception of the Variable Sub-Accounts.

Each of the Funds (Class IB shares) corresponding to the Variable Sub-Accounts commenced operations on April 30, 1998, except for the Putnam VT Diversified Income, Growth and Income, and International Growth Funds, which commenced operations on April 6, 1998, the Putnam VT Research Fund, which commenced operations September 30, 1998, the Putnam VT Small Cap Value Fund, which commenced operations April 30, 1999, the Putnam VT American Government Fund and Putnam VT Growth Opportunities Fund, which commenced operations on January 31, 2000, the Putnam VT Technology Fund, which commenced operations on June 14, 2000, and the Putnam VT Capital Appreciation and Putnam VT Voyager II Funds, which commenced operations on September 29, 2000. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown as follows:



Variable Sub-Account                      Inception Date of Corresponding Fund
American Government Income                              01/31/00
Asia Pacific Growth                                     05/01/95
Capital Appreciation                                    09/28/00
Diversified Income                                      09/15/93
The George Putnam Fund of Boston                        04/30/98
Global Asset Allocation                                 02/01/88
Global Growth                                           05/01/90
Growth and Income                                       02/01/88
Growth Opportunities                                    01/31/00
Health Sciences                                         04/30/98
High Yield                                              02/01/88
Income                                                  02/01/88
International Growth                                    01/02/97
International Growth and Income                         01/02/97
International New Opportunities                         01/02/97
Investors                                               04/30/98
Money Market                                            02/01/88
New Opportunities                                       05/02/94
New Value                                               01/02/97
OTC & Emerging Growth                                   04/30/98
Research                                                09/29/98
Small Cap Value                                         04/30/99
Technology                                              06/14/00
Utilities Growth and Income                             05/01/92
Vista                                                   01/02/97
Voyager                                                 02/01/88
Voyager II                                              09/29/00

(Without Retirement Income Guarantee Rider)

                                                                10 Year or Since
Variable Sub-Account                       1 Year       5 Year       Inception*
American Government Income                 -0.81%        N/A            5.29%
Asia Pacific Growth                        -30.98%      -8.71%         -5.17%
Capital Appreciation                       -21.01%       N/A           -23.39%
Diversified Income                         -3.81%       0.25%           2.79%
The George Putnam Fund of Boston           -6.83%        N/A            1.08%
Global Asset Allocation                    -15.68%      3.89%           7.28%
Global Growth                              -36.67%      1.93%           6.38%
Growth and Income                          -13.59%      6.14%          10.36%
Growth Opportunities                       -38.97%       N/A           -33.62%
Health Sciences                            -26.78%       N/A            1.95%
High Yield                                 -3.67%       -0.33%          5.86%
Income                                     -0.07%       4.02%           5.14%
International Growth                       -27.63%       N/A            7.65%
International Growth and Income            -27.82%       N/A            3.81%
International New Opportunities            -35.59%       N/A           -1.60%
Investors                                  -31.74%       N/A           -4.61%
Money Market                               -3.50%       2.94%           3.01%
New Opportunities                          -37.04%      4.12%          10.00%
New Value                                  -4.00%        N/A            7.65%
OTC & Emerging Growth                      -52.40%       N/A           -15.66%
Research                                   -25.87%       N/A            3.46%
Small Cap Value                            10.63%        N/A           14.12%
Technology                                 -45.96%       N/A           -49.83%
Utilities Growth and Income                -29.32%      3.91%           7.33%
Vista                                      -40.36%       N/A            5.50%
Voyager                                    -29.41%      8.14%          11.41%
Voyager II                                 -37.67%       N/A           -48.11%


* The inception dates for the Funds appear under the heading "Adjusted Historical Total Returns," above. For periods prior to the inception dates of the Funds
     (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares).

(With Retirement Income Guarantee Rider)*

                                                            10 Year or Since
Variable Sub-Account                 1 Year       5 Year       Inception**
American Government Income           -1.11%        N/A            4.98%
Asia Pacific Growth                  -31.28%      -9.04%         -5.49%
Capital Appreciation                 -21.31%       N/A           -23.86%
Diversified Income                   -4.11%       -0.05%          2.50%
The George Putnam Fund of Boston     -7.13%        N/A            0.76%
Global Asset Allocation              -15.98%      3.64%           7.07%
Global Growth                        -36.97%      1.71%           6.18%
Growth and Income                    -13.89%      5.90%          10.18%
Growth Opportunities                 -39.27%       N/A           -34.00%
Health Sciences                      -27.08%       N/A            1.64%
High Yield                           -3.97%       -0.63%          5.66%
Income                               -0.37%       3.74%           4.90%
International Growth                 -27.93%       N/A            7.43%
International Growth and Income      -28.12%       N/A            3.58%
International New Opportunities      -35.89%       N/A           -1.85%
Investors                            -32.04%       N/A           -4.90%
Money Market                         -3.80%       2.65%           2.74%
New Opportunities                    -37.34%      3.91%           9.82%
New Value                            -4.30%        N/A            7.39%
OTC & Emerging Growth                -52.70%       N/A           -15.97%
Research                             -26.17%       N/A            3.16%
Small Cap Value                      10.33%        N/A           13.79%
Technology                           -46.26%       N/A           -50.28%
Utilities Growth and Income          -29.62%      3.67%           7.12%
Vista                                -40.66%       N/A            5.29%
Voyager                              -29.71%      7.94%          11.24%
Voyager II                           -37.97%       N/A           -48.59%

* Performance figures have been adjusted to reflect the current charge for the Retirement Income Guarantee Rider as if that feature had been available throughout the periods shown. For purposes of computing the Rider fee, we assumed that there were no additional purchase payments or withdrawals, and that the Contract Issue Date coincided with the inception date of the Fund (Class IA shares).


** The inception dates for the Fundsunder the heading "Adjusted Historical Total Returns," above. For periods prior to the inception dates of the Funds
     (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares).


                                   APPENDIX B

                      PUTNAM ALLSTATE ADVISOR PLUS CONTRACT

Putnam Allstate Advisor Plus Contracts were first offered to the public on September 4, 2001. Contracts with the Retirement Income Guarantee Rider were first offered to the public on May 1, 2002. Accordingly, performance shown for periods prior to that date reflects the performance of the Variable Sub-Accounts, adjusted to reflect the current charges under the Contracts that would have applied had they been in existence at the time. Where performance returns in the following tables give effect to the Retirement Income Guarantee Rider, the performance returns have been adjusted to reflect the current charge for the Option as if the Option had been available throughout the periods shown. These Contract charges include a maximum withdrawal charge of 8% that declines to zero after eight years (not reflected in non-standardized total returns), and total Variable Account annual expenses of 1.60%. The standardized total returns shown below also include the 4% credit enhancement available under the Putnam Allstate Advisor Plus Contract.

In addition, where the Retirement Income Guarantee Rider is included, the performance shown reflects the deduction of the annual Rider fee equal to 0.30% of the Income Base, assuming no additional purchase payments or withdrawals.

See the Expense Table in the Prospectus for more details.


Standardized Total Returns

Set out below are the standardized total returns for each Variable Sub-Account since its inception through December 31, 2001. All of the Variable Sub-Accounts commenced operations December 10, 1999 except for the Putnam American Government Income and Putnam Growth Opportunities Variable Sub-Accounts, which commenced operations on February 4, 2000, the Putnam Technology Variable Sub-Account, which commenced operations on July 17, 2000, and the Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts, which commenced operations on October 2, 2000.

(Without Retirement Income Guarantee Rider)

                                                                10 Year or Since
Variable Sub-Account                       1 Year       5 Year        Inception
American Government Income                  2.24%        N/A            7.14%
Asia Pacific Growth                        -29.02%       N/A           -34.42%
Capital Appreciation                       -18.69%       N/A           -21.81%
Diversified Income                         -0.86%        N/A           -1.32%
The George Putnam Fund of Boston           -3.99%        N/A            1.89%
Global Asset Allocation                    -13.17%       N/A           -8.77%
Global Growth                              -34.92%       N/A           -29.09%
Growth and Income                          -11.00%       N/A           -2.47%
Growth Opportunities                       -37.31%       N/A           -35.12%
Health Sciences                            -24.68%       N/A            6.01%
High Yield                                 -0.72%        N/A           -5.47%
Income                                      3.01%        N/A            3.78%
International Growth                       -25.56%       N/A           -14.78%
International Growth and Income            -25.76%       N/A           -13.05%
International New Opportunities            -33.81%       N/A           -33.49%
Investors                                  -29.82%       N/A           -22.47%
Money Market                               -0.55%        N/A            1.98%
New Opportunities                          -35.31%       N/A           -27.73%
New Value                                  -1.06%        N/A           10.07%
OTC & Emerging Growth                      -51.23%       N/A           -51.64%
Research                                   -23.74%       N/A           -11.09%
Small Cap Value                            14.10%        N/A           21.20%
Technology                                 -44.55%       N/A           -56.05%
Utilities Growth and Income                -27.30%       N/A           -7.81%
Vista                                      -38.75%       N/A           -18.52%
Voyager                                    -27.40%       N/A           -18.38%
Voyager II                                 -35.96%       N/A           -47.34%

(With Retirement Income Guarantee Rider)

                                                            10 Year or Since
Variable Sub-Account                 1 Year       5 Year        Inception
American Government Income            1.94%        N/A            6.83%
Asia Pacific Growth                  -29.32%       N/A           -34.91%
Capital Appreciation                 -18.99%       N/A           -22.28%
Diversified Income                   -1.16%        N/A           -1.77%
The George Putnam Fund of Boston     -4.29%        N/A            1.45%
Global Asset Allocation              -13.47%       N/A           -9.22%
Global Growth                        -35.22%       N/A           -29.55%
Growth and Income                    -11.30%       N/A           -2.90%
Growth Opportunities                 -37.61%       N/A           -35.51%
Health Sciences                      -24.98%       N/A            5.62%
High Yield                           -1.02%        N/A           -5.92%
Income                                2.71%        N/A            3.33%
International Growth                 -25.86%       N/A           -15.21%
International Growth and Income      -26.06%       N/A           -13.48%
International New Opportunities      -34.11%       N/A           -33.97%
Investors                            -30.12%       N/A           -22.92%
Money Market                         -0.85%        N/A            1.53%
New Opportunities                    -35.61%       N/A           -28.18%
New Value                            -1.36%        N/A            9.64%
OTC & Emerging Growth                -51.53%       N/A           -52.39%
Research                             -24.04%       N/A           -11.51%
Small Cap Value                      13.80%        N/A           20.77%
Technology                           -44.85%       N/A           -56.53%
Utilities Growth and Income          -27.60%       N/A           -8.23%
Vista                                -39.05%       N/A           -18.93%
Voyager                              -27.70%       N/A           -18.82%
Voyager II                           -36.26%       N/A           -47.82%

Non-Standardized Total Returns

Set out below are the non-standardized total returns for each Variable Sub-Account since its inception through December 31, 2001. All of the Variable Sub-Accounts commenced operations on December 10, 1999 except for the Putnam American Government Income and Putnam Growth Opportunities Variable Sub-Accounts, which commenced operations on February 4, 2000, the Putnam Technology Variable Sub-Account, which commenced operations on July 17, 2000, and the Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts, which commenced operations on October 2, 2000. The non-standardized total returns shown below do not include the 4% credit enhancement available under the Putnam Allstate Advisor Plus Contract or the withdrawal charge that may be imposed under the Contract.
(Without Retirement Income Guarantee Rider)
                                                            10 Year or Since
Variable Sub-Account                 1 Year       5 Year        Inception
American Government Income            4.85%        N/A            8.19%
Asia Pacific Growth                  -25.22%       N/A           -30.79%
Capital Appreciation                 -15.28%       N/A           -18.67%
Diversified Income                    1.86%        N/A            0.04%
The George Putnam Fund of Boston     -1.15%        N/A            3.09%
Global Asset Allocation              -9.97%        N/A           -7.00%
Global Growth                        -30.89%       N/A           -25.92%
Growth and Income                    -7.89%        N/A           -1.04%
Growth Opportunities                 -33.18%       N/A           -31.44%
Health Sciences                      -21.03%       N/A            7.01%
High Yield                            2.00%        N/A           -3.88%
Income                                5.58%        N/A            4.88%
International Growth                 -21.88%       N/A           -12.64%
International Growth and Income      -22.07%       N/A           -11.02%
International New Opportunities      -29.82%       N/A           -29.94%
Investors                            -25.98%       N/A           -19.81%
Money Market                          2.16%        N/A            3.17%
New Opportunities                    -31.26%       N/A           -24.67%
New Value                             1.67%        N/A           10.87%
OTC & Emerging Growth                -46.57%       N/A           -46.03%
Research                             -20.13%       N/A           -9.18%
Small Cap Value                      16.25%        N/A           21.53%
Technology                           -40.14%       N/A           -50.81%
Utilities Growth and Income          -23.56%       N/A           -6.09%
Vista                                -34.57%       N/A           -16.13%
Voyager                              -23.65%       N/A           -16.01%
Voyager II                           -31.89%       N/A           -42.87%

(With Retirement Income Guarantee Rider)
                                                            10 Year or Since
Variable Sub-Account                 1 Year       5 Year        Inception
American Government Income            4.55%        N/A            7.89%
Asia Pacific Growth                  -25.52%       N/A           -31.25%
Capital Appreciation                 -15.58%       N/A           -19.13%
Diversified Income                    1.56%        N/A           -0.40%
The George Putnam Fund of Boston     -1.45%        N/A            2.66%
Global Asset Allocation              -10.27%       N/A           -7.43%
Global Growth                        -31.19%       N/A           -26.36%
Growth and Income                    -8.19%        N/A           -1.47%
Growth Opportunities                 -33.48%       N/A           -31.82%
Health Sciences                      -21.33%       N/A            6.62%
High Yield                            1.70%        N/A           -4.33%
Income                                5.28%        N/A            4.44%
International Growth                 -22.18%       N/A           -13.06%
International Growth and Income      -22.37%       N/A           -11.44%
International New Opportunities      -30.12%       N/A           -30.39%
Investors                            -26.28%       N/A           -20.24%
Money Market                          1.86%        N/A            2.74%
New Opportunities                    -31.56%       N/A           -25.10%
New Value                             1.37%        N/A           10.45%
OTC & Emerging Growth                -46.87%       N/A           -46.70%
Research                             -20.43%       N/A           -9.59%
Small Cap Value                      15.95%        N/A           21.10%
Technology                           -40.44%       N/A           -51.27%
Utilities Growth and Income          -23.86%       N/A           -6.50%
Vista                                -34.87%       N/A           -16.53%
Voyager                              -23.95%       N/A           -16.43%
Voyager II                           -32.19%       N/A           -43.33%

Adjusted Historical Total Returns

Set out below are the adjusted historical total returns for each Variable Sub-Account since the Fund's inception through December 31, 2001. Adjusted historical total returns are computed in the same manner as standardized total returns, except that the performance figures shown are based on the Funds' historical performance since the inception of the Funds rather than the inception of the Variable Sub-Accounts.

Each of the Funds (Class IB shares) corresponding to the Variable Sub-Accounts commenced operations on April 30, 1998, except for the Putnam VT Diversified Income, Growth and Income, and International Growth Funds, which commenced operations on April 6, 1998, the Putnam VT Research Fund, which commenced operations September 30, 1998, the Putnam VT Small Cap Value Fund, which commenced operations April 30, 1999, the Putnam VT American Government Fund and Putnam VT Growth Opportunities Fund, which commenced operations on January 31, 2000, the Putnam VT Technology Fund, which commenced operations on June 14, 2000, and the Putnam VT Capital Appreciation and Putnam VT Voyager II Funds, which commenced operations on September 29, 2000. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown as follows:




Variable Sub-Account                        Inception Date of Corresponding Fund
American Government Income                                  01/31/00
Asia Pacific Growth                                         05/01/95
Capital Appreciation                                        09/28/00
Diversified Income                                          09/15/93
The George Putnam Fund of Boston                            04/30/98
Global Asset Allocation                                     02/01/88
Global Growth                                               05/01/90
Growth and Income                                           02/01/88
Growth Opportunities                                        01/31/00
Health Sciences                                             04/30/98
High Yield                                                  02/01/88
Income                                                      02/01/88
International Growth                                        01/02/97
International Growth and Income                             01/02/97
International New Opportunities                             01/02/97
Investors                                                   04/30/98
Money Market                                                02/01/88
New Opportunities                                           05/02/94
New Value                                                   01/02/97
OTC & Emerging Growth                                       04/30/98
Research                                                    09/29/98
Small Cap Value                                             04/30/99
Technology                                                  06/14/00
Utilities Growth and Income                                 05/01/92
Vista                                                       01/02/97
Voyager                                                     02/01/88
Voyager II                                                  09/29/00

(Without Retirement Income Guarantee Rider)

                                                         10 Year or Since
Variable Sub-Account              1 Year       5 Year       Inception*
American Government Income         2.24%        N/A            4.55%
Asia Pacific Growth               -29.02%      -8.69%         -5.79%
Capital Appreciation              -18.69%       N/A           -24.28%
Diversified Income                -0.86%       0.44%           2.50%
The George Putnam Fund of Boston  -3.99%        N/A            0.34%
Global Asset Allocation           -13.17%      4.12%           7.37%
Global Growth                     -34.92%      2.13%           6.47%
Growth and Income                 -11.00%      6.40%          10.45%
Growth Opportunities              -37.31%       N/A           -34.44%
Health Sciences                   -24.68%       N/A            1.21%
High Yield                        -0.72%       -0.15%          5.96%
Income                             3.01%       4.27%           5.24%
International Growth              -25.56%       N/A            7.06%
International Growth and Income   -25.76%       N/A            3.20%
International New Opportunities   -33.81%       N/A           -2.26%
Investors                         -29.82%       N/A           -5.43%
Money Market                      -0.55%       3.17%           3.12%
New Opportunities                 -35.31%      4.35%           9.48%
New Value                         -1.06%        N/A            7.07%
OTC & Emerging Growth             -51.23%       N/A           -16.65%
Research                          -23.74%       N/A            2.68%
Small Cap Value                   14.10%        N/A           13.27%
Technology                        -44.55%       N/A           -50.73%
Utilities Growth and Income       -27.30%      4.14%           7.01%
Vista                             -38.75%       N/A            4.90%
Voyager                           -27.40%      8.43%          11.50%
Voyager II                        -35.96%       N/A           -49.00%


* The inception dates for the Funds appear under the heading "Adjusted Historical Total Returns," above. For periods prior to the inception dates of the Funds
     (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares).


(With Retirement Income Guarantee Rider)*

                                                              10 Year or Since
Variable Sub-Account                   1 Year       5 Year       Inception**
American Government Income              1.94%        N/A            4.25%
Asia Pacific Growth                    -29.32%      -9.02%         -6.11%
Capital Appreciation                   -18.99%       N/A           -24.76%
Diversified Income                     -1.16%       0.15%           2.21%
The George Putnam Fund of Boston       -4.29%        N/A            0.01%
Global Asset Allocation                -13.47%      3.88%           7.17%
Global Growth                          -35.22%      1.91%           6.28%
Growth and Income                      -11.30%      6.17%          10.27%
Growth Opportunities                   -37.61%       N/A           -34.82%
Health Sciences                        -24.98%       N/A            0.90%
High Yield                             -1.02%       -0.44%          5.76%
Income                                  2.71%       3.99%           5.01%
International Growth                   -25.86%       N/A            6.84%
International Growth and Income        -26.06%       N/A            2.96%
International New Opportunities        -34.11%       N/A           -2.52%
Investors                              -30.12%       N/A           -5.72%
Money Market                           -0.85%       2.89%           2.86%
New Opportunities                      -35.61%      4.15%           9.29%
New Value                              -1.36%        N/A            6.81%
OTC & Emerging Growth                  -51.53%       N/A           -16.96%
Research                               -24.04%       N/A            2.37%
Small Cap Value                        13.80%        N/A           12.95%
Technology                             -44.85%       N/A           -51.19%
Utilities Growth and Income            -27.60%      3.91%           6.80%
Vista                                  -39.05%       N/A            4.68%
Voyager                                -27.70%      8.23%          11.33%
Voyager II                             -36.26%       N/A           -49.48%

* Performance figures have been adjusted to reflect the current charge for the Retirement Income Guarantee Rider as if that feature had been available throughout the periods shown. For purposes of computing the Rider fee, we assumed that there were no additional purchase payments or withdrawals, and that the Contract Issue Date coincided with the inception date of the Fund (Class IA shares).


** The inception dates for the Funds appearunder the heading "Adjusted Historical Total Returns," above. For periods prior to the inception dates of the Funds
     (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares).


                                   APPENDIX C

                   PUTNAM ALLSTATE ADVISOR PREFERRED CONTRACT

Putnam Allstate Advisor Preferred Contracts were first offered to the public on November 1, 2001. Contracts with the Retirement Income Guarantee Rider were first offered to the public on May 1, 2002. Accordingly, performance shown for periods prior to that date reflects the performance of the Variable Sub-Accounts, adjusted to reflect the current charges under the Contracts that would have applied had they been in existence at the time. Where performance returns in the following tables give effect to the Retirement Income Guarantee Rider, the performance returns have been adjusted to reflect the current charge for the Option as if the Option had been available throughout the periods shown. These Contract charges include a maximum withdrawal charge of 2% that declines to zero after two years (not reflected in non-standardized total returns), and total Variable Account annual expenses of 1.65%.

In addition, where the Retirement Income Guarantee Rider is included, the performance shown reflects the deduction of the annual Rider fee equal to 0.30% of the Income Base, assuming no additional purchase payments or withdrawals.

See the Expense Table in the Prospectus for more details.


Standardized Total Returns


Set out below are the standardized total returns for each Variable Sub-Account since its inception through December 31, 2001. All of the Variable Sub-Accounts commenced operations on December 10, 1999 except for the Putnam American Government Income and Putnam Growth Opportunities Variable Sub-Accounts, which commenced operations on February 4, 2000, the Putnam Technology Variable Sub-Account, which commenced operations on July 17, 2000, and the Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts, which commenced operations on October 2, 2000.

(Without Retirement Income Guarantee Rider)

                                                               10 Year or Since
Variable Sub-Account                    1 Year       5 Year        Inception
American Government Income               3.95%        N/A            7.72%
Asia Pacific Growth                     -26.10%       N/A           -30.82%
Capital Appreciation                    -16.18%       N/A           -19.42%
Diversified Income                       0.96%        N/A           -0.01%
The George Putnam Fund of Boston        -2.05%        N/A            3.04%
Global Asset Allocation                 -10.87%       N/A           -7.04%
Global Growth                           -31.77%       N/A           -25.96%
Growth and Income                       -8.78%        N/A           -1.09%
Growth Opportunities                    -34.06%       N/A           -32.11%
Health Sciences                         -21.92%       N/A            6.96%
High Yield                               1.09%        N/A           -3.93%
Income                                   4.68%        N/A            4.83%
International Growth                    -22.77%       N/A           -12.68%
International Growth and Income         -22.96%       N/A           -11.06%
International New Opportunities         -30.70%       N/A           -29.97%
Investors                               -26.87%       N/A           -19.85%
Money Market                             1.26%        N/A            3.12%
New Opportunities                       -32.14%       N/A           -24.70%
New Value                                0.77%        N/A           10.82%
OTC & Emerging Growth                   -47.44%       N/A           -46.06%
Research                                -21.02%       N/A           -9.22%
Small Cap Value                         15.34%        N/A           21.47%
Technology                              -41.02%       N/A           -51.65%
Utilities Growth and Income             -24.45%       N/A           -6.14%
Vista                                   -35.45%       N/A           -16.17%
Voyager                                 -24.54%       N/A           -16.05%
Voyager II                              -32.77%       N/A           -43.68%

(With Retirement Income Guarantee Rider)

                                                          10 Year or Since
Variable Sub-Account               1 Year       5 Year        Inception
American Government Income          3.65%        N/A            7.42%
Asia Pacific Growth                -26.40%       N/A           -31.29%
Capital Appreciation               -16.48%       N/A           -19.89%
Diversified Income                  0.66%        N/A           -0.45%
The George Putnam Fund of Boston   -2.35%        N/A            2.61%
Global Asset Allocation            -11.17%       N/A           -7.48%
Global Growth                      -32.07%       N/A           -26.40%
Growth and Income                  -9.08%        N/A           -1.52%
Growth Opportunities               -34.36%       N/A           -32.48%
Health Sciences                    -22.22%       N/A            6.57%
High Yield                          0.79%        N/A           -4.37%
Income                              4.38%        N/A            4.39%
International Growth               -23.07%       N/A           -13.10%
International Growth and Income    -23.26%       N/A           -11.48%
International New Opportunities    -31.00%       N/A           -30.43%
Investors                          -27.17%       N/A           -20.28%
Money Market                        0.96%        N/A            2.69%
New Opportunities                  -32.44%       N/A           -25.14%
New Value                           0.47%        N/A           10.39%
OTC & Emerging Growth              -47.74%       N/A           -46.73%
Research                           -21.32%       N/A           -9.64%
Small Cap Value                    15.04%        N/A           21.04%
Technology                         -41.32%       N/A           -52.11%
Utilities Growth and Income        -24.75%       N/A           -6.55%
Vista                              -35.75%       N/A           -16.57%
Voyager                            -24.84%       N/A           -16.47%
Voyager II                         -33.07%       N/A           -44.15%

Non-Standardized Total Returns

Set out below are the non-standardized total returns for each Variable Sub-Account since its inception through December 31, 2001. All of the Variable Sub-Accounts commenced operations on December 10, 1999 except for the Putnam American Government Income and Putnam Growth Opportunities Variable Sub-Accounts, which commenced operations on February 4, 2000, the Putnam Technology Variable Sub-Account, which commenced operations on July 17, 2000, and the Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts, which commenced operations on October 2, 2000. The non-standardized total returns shown below do not reflect withdrawal charges or the $30 annual contract maintenance charge that may be imposed under the Putnam Allstate Advisor Contract.

(Without the Retirement Income Guarantee Rider)

                                                            10 Year or Since
Variable Sub-Account                1 Year       5 Year        Inception
American Government Income           4.80%        N/A            8.14%
Asia Pacific Growth                 -25.25%       N/A           -30.82%
Capital Appreciation                -15.33%       N/A           -18.71%
Diversified Income                   1.81%        N/A           -0.01%
The George Putnam Fund of Boston    -1.20%        N/A            3.04%
Global Asset Allocation             -10.02%       N/A           -7.04%
Global Growth                       -30.92%       N/A           -25.96%
Growth and Income                   -7.93%        N/A           -1.09%
Growth Opportunities                -33.21%       N/A           -31.48%
Health Sciences                     -21.07%       N/A            6.96%
High Yield                           1.94%        N/A           -3.93%
Income                               5.53%        N/A            4.83%
International Growth                -21.92%       N/A           -12.68%
International Growth and Income     -22.11%       N/A           -11.06%
International New Opportunities     -29.85%       N/A           -29.97%
Investors                           -26.02%       N/A           -19.85%
Money Market                         2.11%        N/A            3.12%
New Opportunities                   -31.29%       N/A           -24.70%
New Value                            1.62%        N/A           10.82%
OTC & Emerging Growth               -46.59%       N/A           -46.06%
Research                            -20.17%       N/A           -9.22%
Small Cap Value                     16.19%        N/A           21.47%
Technology                          -40.17%       N/A           -50.84%
Utilities Growth and Income         -23.60%       N/A           -6.14%
Vista                               -34.60%       N/A           -16.17%
Voyager                             -23.69%       N/A           -16.05%
Voyager II                          -31.92%       N/A           -42.90%

(With Retirement Income Guarantee Rider)
                                                             10 Year or Since
Variable Sub-Account                 1 Year       5 Year        Inception
American Government Income            4.50%        N/A            7.84%
Asia Pacific Growth                  -25.55%       N/A           -31.29%
Capital Appreciation                 -15.63%       N/A           -19.17%
Diversified Income                    1.51%        N/A           -0.45%
The George Putnam Fund of Boston     -1.50%        N/A            2.61%
Global Asset Allocation              -10.32%       N/A           -7.48%
Global Growth                        -31.22%       N/A           -26.40%
Growth and Income                    -8.23%        N/A           -1.52%
Growth Opportunities                 -33.51%       N/A           -31.85%
Health Sciences                      -21.37%       N/A            6.57%
High Yield                            1.64%        N/A           -4.37%
Income                                5.23%        N/A            4.39%
International Growth                 -22.22%       N/A           -13.10%
International Growth and Income      -22.41%       N/A           -11.48%
International New Opportunities      -30.15%       N/A           -30.43%
Investors                            -26.32%       N/A           -20.28%
Money Market                          1.81%        N/A            2.69%
New Opportunities                    -31.59%       N/A           -25.14%
New Value                             1.32%        N/A           10.39%
OTC & Emerging Growth                -46.89%       N/A           -46.73%
Research                             -20.47%       N/A           -9.64%
Small Cap Value                      15.89%        N/A           21.04%
Technology                           -40.47%       N/A           -51.29%
Utilities Growth and Income          -23.90%       N/A           -6.55%
Vista                                -34.90%       N/A           -16.57%
Voyager                              -23.99%       N/A           -16.47%
Voyager II                           -32.22%       N/A           -43.36%

Adjusted Historical Total Returns

Set out below are the adjusted historical total returns for each Variable Sub-Account since the Fund's inception through December 31, 2001. Adjusted historical total returns are computed in the same manner as standardized total returns, except that the performance figures shown are based on the Funds' historical performance since the inception of the Funds rather than the inception of the Variable Sub-Accounts.

Each of the Funds (Class IB shares) corresponding to the Variable Sub-Accounts commenced operations on April 30, 1998, except for the Putnam VT Diversified Income, Growth and Income, and International Growth Funds, which commenced operations on April 6, 1998, the Putnam VT Research Fund, which commenced operations September 30, 1998, the Putnam VT Small Cap Value Fund, which commenced operations April 30, 1999, the Putnam VT American Government Fund and Putnam VT Growth Opportunities Fund, which commenced operations on January 31, 2000, the Putnam VT Technology Fund, which commenced operations on June 14, 2000, and the Putnam VT Capital Appreciation and Putnam VT Voyager II Funds, which commenced operations on September 29, 2000. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown as follows:




Variable Sub-Account                  Inception Date of Corresponding Fund
American Government Income                          01/31/00
Asia Pacific Growth                                 05/01/95
Capital Appreciation                                09/28/00
Diversified Income                                  09/15/93
The George Putnam Fund of Boston                    04/30/98
Global Asset Allocation                             02/01/88
Global Growth                                       05/01/90
Growth and Income                                   02/01/88
Growth Opportunities                                01/31/00
Health Sciences                                     04/30/98
High Yield                                          02/01/88
Income                                              02/01/88
International Growth                                01/02/97
International Growth and Income                     01/02/97
International New Opportunities                     01/02/97
Investors                                           04/30/98
Money Market                                        02/01/88
New Opportunities                                   05/02/94
New Value                                           01/02/97
OTC & Emerging Growth                               04/30/98
Research                                            09/29/98
Small Cap Value                                     04/30/99
Technology                                          06/14/00
Utilities Growth and Income                         05/01/92
Vista                                               01/02/97
Voyager                                             02/01/88
Voyager II                                          09/29/00

(Without Retirement Income Guarantee Rider)

                                                           10 Year or Since
Variable Sub-Account                1 Year       5 Year       Inception*
American Government Income           3.95%        N/A            7.44%
Asia Pacific Growth                 -26.10%      -8.27%         -5.14%
Capital Appreciation                -16.18%       N/A           -19.28%
Diversified Income                   0.96%       0.42%           2.45%
The George Putnam Fund of Boston    -2.05%        N/A            1.86%
Global Asset Allocation             -10.87%      3.96%           6.90%
Global Growth                       -31.77%      2.05%           6.00%
Growth and Income                   -8.78%       6.17%           9.97%
Growth Opportunities                -34.06%       N/A           -30.04%
Health Sciences                     -21.92%       N/A            2.70%
High Yield                           1.09%       -0.15%          5.49%
Income                               4.68%       4.11%           4.78%
International Growth                -22.77%       N/A            7.77%
International Growth and Income     -22.96%       N/A            4.04%
International New Opportunities     -30.70%       N/A           -1.22%
Investors                           -26.87%       N/A           -3.64%
Money Market                         1.26%       3.05%           2.67%
New Opportunities                   -32.14%      4.19%           9.60%
New Value                            0.77%        N/A            7.79%
OTC & Emerging Growth               -47.44%       N/A           -14.16%
Research                            -21.02%       N/A            4.31%
Small Cap Value                     15.34%        N/A           15.25%
Technology                          -41.02%       N/A           -45.26%
Utilities Growth and Income         -24.45%      3.98%           6.96%
Vista                               -35.45%       N/A            5.68%
Voyager                             -24.54%      8.13%          11.01%
Voyager II                          -32.77%       N/A           -43.48%

 * The inception dates for the Funds appear under the heading "Adjusted Historical Total Returns," above. For periods prior to the inception dates of the Funds
     (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares).

(With Retirement Income Guarantee Rider)*

                                                              10 Year or Since
Variable Sub-Account                   1 Year       5 Year       Inception**
American Government Income              3.65%        N/A            7.14%
Asia Pacific Growth                    -26.40%      -8.59%         -5.45%
Capital Appreciation                   -16.48%       N/A           -19.75%
Diversified Income                      0.66%       0.13%           2.16%
The George Putnam Fund of Boston       -2.35%        N/A            1.54%
Global Asset Allocation                -11.17%      3.72%           6.69%
Global Growth                          -32.07%      1.83%           5.81%
Growth and Income                      -9.08%       5.93%           9.78%
Growth Opportunities                   -34.36%       N/A           -30.40%
Health Sciences                        -22.22%       N/A            2.40%
High Yield                              0.79%       -0.44%          5.29%
Income                                  4.38%       3.83%           4.54%
International Growth                   -23.07%       N/A            7.55%
International Growth and Income        -23.26%       N/A            3.80%
International New Opportunities        -31.00%       N/A           -1.47%
Investors                              -27.17%       N/A           -3.92%
Money Market                            0.96%       2.77%           2.39%
New Opportunities                      -32.44%      3.98%           9.42%
New Value                               0.47%        N/A            7.53%
OTC & Emerging Growth                  -47.74%       N/A           -14.45%
Research                               -21.32%       N/A            4.02%
Small Cap Value                        15.04%        N/A           14.93%
Technology                             -41.32%       N/A           -45.69%
Utilities Growth and Income            -24.75%      3.75%           6.74%
Vista                                  -35.75%       N/A            5.47%
Voyager                                -24.84%      7.93%          10.83%
Voyager II                             -33.07%       N/A           -43.94%

* Performance figures have been adjusted to reflect the current charge for the Retirement Income Guarantee Rider as if that feature had been available throughout the periods shown. For purposes of computing the Rider fee, we assumed that there were no additional purchase payments or withdrawals, and that the Contract Issue Date coincided with the inception date of the Fund (Class IA shares).


** The inception dates for the Funds appear under the heading "Adjusted Historical Total Return," above. For periods prior to the inception dates of the Funds
     (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares).

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK:

We have audited the accompanying Statements of Financial Position of Allstate Life Insurance Company of New York (the "Company", an affiliate of The Allstate Corporation) as of December 31, 2001 and 2000, and the related Statements of Operations and Comprehensive Income, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 2001. Our audits also included Schedule IV - Reinsurance and Schedule V - Valuation and Qualifying Accounts. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule IV - Reinsurance, and Schedule V - Valuation and Qualifying Accounts, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 20, 2002

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                             -----------------------
(IN THOUSANDS)                                                                     2001              2000               1999
                                                                                   ----              ----               ----
REVENUES
Premiums (net of reinsurance ceded of $5,494, $5,491, $4,253)                    $ 104,068         $ 104,316         $  63,748
Contract charges                                                                    41,241            41,885            38,626
Net investment income                                                              204,467           176,539           148,331
Realized capital gains and losses                                                    2,158            (5,181)           (2,096)
                                                                                   -------           -------           -------
                                                                                   351,934           317,559           248,609
                                                                                   -------           -------           -------

COSTS AND EXPENSES
Contract benefits (net of reinsurance recoverable of $2,269, $715, $1,166)         259,405           233,299           178,267
Amortization of deferred policy acquisition costs                                    7,187            13,744             8,985
Operating costs and expenses                                                        31,266            23,985            20,151
                                                                                   -------           -------           -------
                                                                                   297,858           271,028           207,403
                                                                                   -------           -------           -------


INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE AND CUMULATIVE EFFECT OF
  CHANGE IN ACCOUNTING PRINCIPLE                                                   54,076            46,531            41,206
Income tax expense                                                                 18,517            15,616            14,640
                                                                                   ------            ------            ------


INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE                  35,559            30,915            26,566
Cumulative effect of change in accounting for derivative financial                 ------            ------            ------
  instruments, after-tax                                                             (147)                -                 -
                                                                                   ------            ------            ------


NET INCOME                                                                         35,412            30,915            26,566
                                                                                   ------            ------            ------


OTHER COMPREHENSIVE INCOME (LOSS), AFTER TAX
Change in unrealized net capital gains and losses                                     753            88,008           (52,672)
                                                                                 --------         ---------         ---------
COMPREHENSIVE INCOME (LOSS)                                                      $ 36,165         $ 118,923         $ (26,106)
                                                                                 ========         =========         =========

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                        STATEMENTS OF FINANCIAL POSITION

                                                                                           DECEMBER 31,
(IN THOUSANDS, EXCEPT PAR VALUE DATA)                                                   2001           2000
                                                                                        ----           ----
ASSETS
Investments
  Fixed income securities, at fair value (amortized cost $2,678,265 and $2,260,087) $  2,894,461   $  2,476,132
  Mortgage loans                                                                         242,727        207,857
  Short-term                                                                              57,507         58,224
  Policy loans                                                                            33,160         31,772
                                                                                    ------------   ------------
    TOTAL INVESTMENTS                                                                  3,227,855      2,773,985

Cash                                                                                       7,375          2,162
Deferred policy acquisition costs                                                        156,615        124,601
Accrued investment income                                                                 33,601         32,422
Reinsurance recoverables, net                                                              1,146          1,269
Other assets                                                                              13,800          7,980
Separate Accounts                                                                        602,657        560,089
                                                                                    ------------   ------------
    TOTAL ASSETS                                                                    $  4,043,049   $  3,502,508
                                                                                    ============   ============
LIABILITIES
Reserve for life-contingent contract benefits                                       $  1,317,816   $  1,226,349
Contractholder funds                                                                   1,428,113      1,107,495
Current income taxes payable                                                               6,049         11,723
Deferred income taxes                                                                     64,612         53,181
Other liabilities and accrued expenses                                                   164,399        117,304
Payable to affiliates, net                                                                   427          3,556
Separate Accounts                                                                        602,657        560,089
                                                                                    ------------   ------------
    TOTAL LIABILITIES                                                                  3,584,073      3,079,697
                                                                                    ------------   ------------
COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 9)

SHAREHOLDER'S EQUITY
Common stock, $25 par value, 100,000 shares authorized and outstanding                     2,500          2,500
Additional capital paid-in                                                                45,787         45,787
Retained income                                                                          291,694        256,282
Accumulated other comprehensive income:
  Unrealized net capital gains and losses                                                118,995        118,242
                                                                                    ------------   ------------
    Total accumulated other comprehensive income                                         118,995        118,242
                                                                                    ------------   ------------
    TOTAL SHAREHOLDER'S EQUITY                                                           458,976        422,811
                                                                                    ------------   ------------
    TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                      $  4,043,049   $  3,502,508
                                                                                    ============   ============

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                   DECEMBER 31,
                                                                   ------------
(IN THOUSANDS)                                           2001          2000          1999
                                                         ----          ----          ----
COMMON STOCK
Balance, beginning of year                          $      2,500   $      2,500   $      2,000
Issuance of stock                                           --             --              500
                                                    ------------   ------------   ------------
Balance, end of year                                       2,500          2,500          2,500
                                                    ------------   ------------   ------------

ADDITIONAL CAPITAL PAID IN                                45,787         45,787         45,787
                                                    ------------   ------------   ------------

RETAINED INCOME
Balance, beginning of year                               256,282        225,367        198,801
Net income                                                35,412         30,915         26,566
                                                    ------------   ------------   ------------
Balance, end of year                                     291,694        256,282        225,367
                                                    ------------   ------------   ------------

ACCUMULATED OTHER COMPREHENSIVE INCOME
Balance, beginning of year                               118,242         30,234         82,906
Change in unrealized net capital gains and losses            753         88,008        (52,672)
                                                    ------------   ------------   ------------
Balance, end of year                                     118,995        118,242         30,234
                                                    ------------   ------------   ------------

TOTAL SHAREHOLDER'S EQUITY                          $    458,976   $    422,811   $    303,888
                                                    ============   ============   ============

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                            STATEMENTS OF CASH FLOWS

                                                                                                YEAR ENDED DECEMBER 31,
                                                                                                -----------------------
(IN THOUSANDS)                                                                           2001            2000            1999
                                                                                         ----            ----            ----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $     35,412    $     30,915    $     26,566
Adjustments to reconcile net income to net cash provided by operating activities
             Amortization and other non-cash items                                      (50,375)        (45,051)        (37,619)
             Realized capital gains and losses                                           (2,158)          5,181           2,096
             Cumulative effect of change in accounting for derivative financial
               instruments                                                                  147              -                -
             Interest credited to contractholder funds                                   65,117          52,499          36,736
             Changes in:
                  Life-contingent contract benefits and contractholder funds             76,756          75,031          38,527
                  Deferred policy acquisition costs                                     (44,007)        (25,303)        (17,262)
                  Income taxes payable                                                    5,429           4,305           2,094
                  Other operating assets and liabilities                                (14,095)        (11,916)         13,049
                                                                                   ------------    ------------    ------------
                     Net cash provided by operating activities                           72,226          85,661          64,187
                                                                                   ------------    ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of fixed income securities                                          232,233         164,125         161,443
Investment collections
             Fixed income securities                                                     94,121          42,449          21,822
             Mortgage loans                                                              15,460          15,681           7,479
Investments purchases
             Fixed income securities                                                   (650,801)       (516,908)       (383,961)
             Mortgage loans                                                             (50,200)        (55,914)        (31,888)
Change in short-term investments, net                                                    10,361          16,139          29,493
Change in policy loans, net                                                              (1,388)           (663)         (1,489)
                                                                                   ------------    ------------    ------------
                      Net cash used in investing activities                            (350,214)       (335,091)       (197,101)
                                                                                   ------------    ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock                                                        -               -             500
Contractholder fund deposits                                                            474,849         408,711         197,439
Contractholder fund withdrawals                                                        (191,648)       (158,254)        (67,007)
                                                                                   ------------    ------------    ------------
                      Net cash provided by financing activities                         283,201         250,457         130,932
                                                                                   ------------    ------------    ------------

NET INCREASE (DECREASE ) IN CASH                                                          5,213           1,027          (1,982)
CASH AT BEGINNING OF YEAR                                                                 2,162           1,135           3,117
                                                                                   ------------    ------------    ------------
CASH AT END OF YEAR                                                                $      7,375    $      2,162    $      1,135
                                                                                   ============    ============    ============

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

1. GENERAL

BASIS OF PRESENTATION
     The accompanying financial statements include the accounts of Allstate Life Insurance Company of New York (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     To conform with the 2001 presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

NATURE OF OPERATIONS
     The Company markets a diversified group of products to meet consumers' lifetime needs in the raeas of protection and retirement solutions in the state of New York through a combination of Allstate agencies, financial services firms, direct marketing and specialized brokers. The Company's life products include term life; whole life and universal life; annuities such as fixed annuities, market value adjusted annuities, variable annuities and immediate annuities; and other protection products such as accidental death and hospital indemnity.

     In 2001, annuity premiums and deposits represented 87.8% of the Company's total statutory premiums and deposits. Statutory premiums and deposits is a measure used by management to analyze sales trends. Statutory premiums and deposits includes premiums and annuity considerations determined in conformity with statutory accounting practices prescribed or permitted by the insurance regulatory authorities of the state of New York, and all other funds received from customers on deposit-type products which are treated as liabilities. The statutory accounting practices differ in certain, material aspects from GAAP.

     The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed banks and other financial organizations to have greater participation in the securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, under current U.S. tax law and regulations, deferred and immediate annuities and life insurance, including interest-sensitive products, receive favorable policyholder tax treatment. Any legislative or regulatory changes that adversely alter this treatment are likely to negatively affect the demand for these products. In addition, recent changes in the federal estate tax laws will affect the demand for the types of life insurance used in estate planning.

     Additionally, traditional demutualizations of mutual insurance companies and enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by: 1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; and 2) increasing competition in capital markets.

     Although the Company currently benefits from agreements with financial service entities that market and distribute its products, change in control of these non-affiliated entities with which the Company has alliances could negatively impact the Company's sales.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS
     Fixed income securities include bonds and mortgage-backed and asset-backed securities. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The fair value of exchange traded fixed income securities is based upon quoted market prices or dealer quotes. The fair value of non-exchange traded fixed income securities is based on either independent third party sources or widely accepted pricing valuation models which utilize internally developed ratings and independent third party data as inputs. The difference between amortized cost and fair value, net of deferred income taxes, certain life and annuity deferred policy acquisition costs, and certain reserves for life-contingent contract benefits, is reflected as a component of Other comprehensive income.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     Mortgage loans are carried at outstanding principal balance, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected. Valuation allowances for impaired loans reduce the carrying value to the fair value of the collateral or the present value of the loan's expected future repayment cash flows discounted at the loan's original effective interest rate. Valuation allowances on loans not considered to be impaired are established based on consideration of the underlying collateral, borrower financial strength, current and expected market conditions and other factors.

     Short-term investments are carried at cost or amortized cost that approximates fair value, and generally includes collateral received in connection with certain securities lending activities. For securities lending transactions, the Company records an offsetting liability in Other liabilities and accrued expenses for the Company's obligation to repay the collateral.

     Other investments, which consist primarily of policy loans, are carried at the unpaid principal balances.

     Investment income consists of interest which is recognized on an accrual basis. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method, based on estimated principal repayments. Accrual of income is suspended for fixed income securities and mortgage loans that are in default or when the receipt of interest payments is in doubt.

     Realized capital gains and losses are determined on a specific identification basis. They include gains and losses on security dispositions, write-downs in value due to other than temporary declines in fair value, and changes in the value of certain derivative instruments.

     The Company monitors its fixed income portfolio for ratings changes or other events that may result in declines in value that are other than temporary. Factors considered in evaluating whether a decline in fair value is other than temporary are: 1) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 2) the duration for and extent to which the fair value has been less than cost; and
3) the financial condition and near-term prospects of the issuer.

DERIVATIVE FINANCIAL INSTRUMENTS

     The Company adopted the provisions of Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standard ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities," and SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," as of January 1, 2001. The impact of SFAS No. 133 and SFAS No. 138 (the "statements") to the Company was a loss of $147 thousand, after-tax, and is reflected as a cumulative effect of change in accounting principle on the Statements of Operations.

     The statements require that all derivatives be recognized on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through Net income. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities, or firm commitments through Net income or recognized in Accumulated other comprehensive income until the hedged item is recognized in Net income.

     The Company manages interest rate risk by holding financial futures contracts that are derivative financial instruments. Derivatives are accounted for on a fair value basis, and reported as Other assets. Beginning in January 2001, hedge accounting is not applied to these strategies which utilize the financial futures contracts for interest rate risk management purposes. Therefore, the gains and losses pertaining to the change in the fair value of the financial futures contracts are recognized in Realized capital gains and losses during the period on a current basis. The Company did not hold any derivative financial instruments at December 31, 2001.

     Prior to January 2001, if specific criteria were met, these futures were designated as accounting hedges and accounted for on a deferral basis. In order to qualify as accounting hedges, financial futures contracts must reduce the primary market risk exposure on an enterprise or transaction basis in conjunction with a hedge strategy; be designated as a hedge at the inception of the transaction; and be highly correlated with the fair value of, or interest income or expense associated with, the hedged item at inception and throughout the hedge period. Derivatives that were not designated as accounting hedges were accounted for on a fair value basis. Under deferral accounting, gains and losses

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

on financial futures contracts were deferred as Other liabilities and accrued expenses. Once the anticipated transaction occurred, the deferred gains and losses were considered part of the cost basis of the asset and reported net of tax in shareholder's equity. The gains and losses deferred continue to be recognized in conjunction with the earnings on the hedged item. Fees and commissions paid on these derivatives were also deferred as an adjustment to the carrying value of the hedged item.

SECURITIES LOANED
     Securities loaned are treated as financing arrangements and are recorded at the amount of cash received in Short-term investments and Other liabilities and accrued expenses. The Company obtains collateral in an amount equal to 102% of the fair value of securities. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned are with large brokerage firms.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS AND INTEREST CREDITED
     Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due. Benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy and are reflected in contract benefits.

     Immediate annuities with life contingencies, including certain structured settlement annuities, provide insurance protection over a period that extends beyond the period during which premiums are collected. Gross premiums in excess of the net premium on immediate annuities with life contingencies are deferred and recognized over the contract period. Contract benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy.

     Interest-sensitive life contracts, such as universal life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and one or more amounts assessed against the contractholder. Premiums from these contracts are reported as deposits to contractholder funds. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and surrender charges. These revenues are recognized when levied against the contract balance. Contract benefits include life-contingent benefit payments in excess of the reserves held.

     Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, market value adjusted annuities and immediate annuities without life contingencies are considered investment contracts. Deposits received for such contracts are reported as deposits to contractholder funds. Contract charges for investment contracts consist of charges assessed against the contractholder account balance for contract administration and surrenders. These revenues are recognized when levied against the contractholder account balance.

     Interest credited to contractholders' funds represents contractual interest accrued or paid for interest-sensitive life contracts and investment contracts. Crediting rates for fixed rate annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions.

     Variable annuity contracts are sold as Separate Accounts products. The assets supporting these products are legally segregated and available only to settle Separate Accounts contract obligations. Deposits received are reported as Separate Accounts liabilities. Contract charges for these contracts consist of fees assessed against the Separate Accounts fund balances for contract maintenance, administration, mortality, expense and surrenders.
Contract benefits incurred for Separate Accounts include, for example, guaranteed minimum death benefits paid in variable annuity contracts.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

DEFERRED POLICY ACQUISITION COSTS
     Costs that vary with and are primarily related to acquiring life and investment business, principally agents' remuneration, certain underwriting costs and direct mail solicitation expenses, are deferred and amortized to income. Deferred policy acquisition costs are periodically reviewed as to recoverability and written down where necessary.

     For traditional life insurance and immediate annuities with life contingencies, these costs are amortized in proportion to the estimated revenue on such business. Assumptions relating to estimated revenue, as well as to all other aspects of the deferred policy acquisition costs and reserve calculations, are determined based upon conditions as of the date of the policy issue and are generally not revised during the life of the policy. Any deviations from projected business in-force, resulting from actual policy terminations differing from expected levels, and any estimated premium deficiencies change the rate of amortization in the period such events occur. Generally, the amortization period for these contracts approximates the estimated lives of the policies. For internal exchanges of traditional life insurance and immediate annuities with life contingencies, the unamortized balance of costs previously deferred under the original contracts are charged to income. The new costs associated with the exchange are deferred and amortized to income.

     For interest-sensitive life and investment contracts, the costs are amortized in relation to the estimated gross profits on such business over the estimated lives of the contract periods. Gross profits are determined at the date of contract issue and comprise estimated future investment, mortality, expense margins and surrender charges. For 2001, the average long-term rate of assumed future investment yield used in estimating gross profit margins is 8% plus 1.25% for fees. Assumptions underlying the gross profits are periodically updated to reflect actual experience, and changes in the amount or timing of estimated gross profits will result in adjustments to the cumulative amortization of these costs. New costs associated with internal exchanges of investment contracts are deferred and amortized into income. The balance of the original costs deferred and carried over, plus the new costs deferred due to internal exchanges, is limited to the amount of costs that would be deferred from the issuance of new investment contracts. Any excess costs are charged to income at the time of the exchange. The Company periodically compares the present value of future gross profits to costs deferred to ensure they are sufficient to amortize deferred policy acquisition costs. As a result, the Company concludes that the balance of deferred policy acquisition costs is reasonable and recoverable at December 31, 2001.

     To the extent unrealized gains or losses on fixed income securities carried at fair value would result in an adjustment of estimated gross profits had those gains or losses actually been realized, the related unamortized deferred policy acquisition costs are recorded net of tax as a reduction of the unrealized capital gains or losses included in Accumulated other comprehensive income.

     All other acquisition expenses are charges to operations as incurred.

REINSURANCE RECOVERABLE
     In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance from other insurers (See Note 8). The amounts reported in the statements of financial position include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on incurred losses that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contract. Insurance liabilities are reported gross of reinsurance recoverables. Prepaid reinsurance premiums are deferred and reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company's primary liability under the policies written and therefore reinsurers and amounts recoverable are regularly evaluated by the Company and allowances for uncollectible reinsurance are established as appropriate.

INCOME TAXES
     The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses on certain investments, insurance reserves, and deferred policy acquisition costs.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

SEPARATE ACCOUNTS
     The assets and liabilities related to variable annuity contracts are legally segregated and reflected as Separate Accounts. The assets of the Separate Accounts are carried at fair value. Separate Accounts liabilities represent the contractholders' claims to the related assets and are carried at the fair value of the assets. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the contractholders and therefore, are not included in the Company's statements of operations. Revenues to the Company from the Separate Accounts consist of contract maintenance and administration fees and mortality, surrender and expense charges.

     Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, variable annuity contractholders bear the investment risk that the Separate Accounts' funds may not meet their stated objectives.

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS
     The reserve for life-contingent contract benefits, which relates to traditional life insurance and immediate annuities with life contingencies, is computed on the basis of long-term actuarial assumptions as to future investment yields, mortality, morbidity, terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Detailed reserve assumptions and reserve interest rates are outlined in Note 6. To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, the related increase in reserves is recorded net of tax as a reduction of the unrealized net capital gains included in Accumulated other comprehensive income.

CONTRACTHOLDER FUNDS
     Contractholder funds arise from the issuance of interest-sensitive life policies and investment contracts. Deposits received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received and interest credited to the benefit of the contractholder less surrenders and withdrawals, mortality charges and administrative expenses. Detailed information on crediting rates and surrender and withdrawal protection on contractholder funds are outlined in Note 6.

OFF BALANCE SHEET FINANCIAL INSTRUMENTS
     Commitments to extend mortgage loans have off-balance-sheet risk because their contractual amounts are not recorded in the Company's statements of financial position. The contractual amounts and fair values of these instruments are outlined in Note 5.

USE OF ESTIMATES
     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

PENDING ACCOUNTING STANDARDS
     In June 2001, the FASB issued SFAS No. 142, "Goodwill and other Intangible Assets", which eliminates the requirement to amortize goodwill, and requires that goodwill and separately identified intangible assets with indefinite lives be evaluated for impairment on an annual basis (or more frequently if impairment indicators arise) on a fair value as opposed to an undiscounted basis. SFAS No. 142 is effective January 1, 2002. A transitional goodwill impairment test is required to be completed within the first six months of adoption with any resulting impairment charge recognized as the cumulative effect of a change in accounting principle in the statement of operations. As of December 31, 2001, the Company's unamortized goodwill balance was $160 thousand and goodwill amortization expense recognized during 2001 was $6 thousand. Transitional goodwill impairment testing is being conducted and the impact is not expected to be material to the results of operations or financial position of the Company.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     In December 2001, the Accounting Standards Executive Committee ("AcSEC") issued Statement of Position ("SOP") 01-6, "Accounting by Certain Entities (Including Entities With Trade Receivables) That Lend to or Finance the Activities of Others", which is effective for interim and annual financial statements issued for the fiscal year beginning after December 15, 2001. The SOP conforms accounting and financial reporting practices for certain lending and financing activities, eliminating various specialized accounting practices that developed from the issuance of AICPA finance company, bank, and credit union audit guides. The SOP also explicitly incorporates lending and financing activities of insurance companies within its scope. The Company's adoption of SOP 01-6 is not expected to have a material effect on the results of operations or financial position.

3. RELATED PARTY TRANSACTIONS

REINSURANCE
     The Company has reinsurance agreements with ALIC in order to limit aggregate and single exposure on large risks. A portion of the Company's premiums and policy benefits are ceded to ALIC and reflected net of such reinsurance in the statements of operations and comprehensive income. Reinsurance recoverables and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured (See Note 8).

STRUCTURED SETTLEMENT ANNUITIES
     The Company issued $23.7 million, $16.2 million and $16.9 million of structured settlement annuities, a type of immediate annuity, in 2001, 2000 and 1999, respectively, at prices determined based upon interest rates in effect at the time of purchase, to fund structured settlement annuities in matters involving AIC. Of these amounts, $4.9 million, $4.5 million and $4.8 million relate to structured settlement annuities with life contingencies and are included in premium income in 2001, 2000 and 1999, respectively. Additionally, the reserve for life-contingent contract benefits was increased by approximately 94% of such premium received in each of these years. In most cases, these annuities were issued to Allstate Settlement Corporation ("ASC"), a subsidiary of ALIC, which, under a "qualified assignment", assumed AIC's obligation to make the future payments.

     AIC has issued surety bonds to guarantee the payment of structured settlement benefits assumed by ASC (from both AIC and non-related parties) and funded by certain annuity contracts issued by the Company. ASC has entered into General Indemnity Agreements pursuant to which it indemnified AIC for any liabilities associated with the surety bonds and gives AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds. For contracts written on or after July 1, 2001, AIC no longer issues surety bonds to guarantee the payment of structured settlement benefits. Alternatively, ALIC guarantees the payment of structured settlement benefits on all contracts issued on or after July 1, 2001.

     Reserves recorded by the Company for annuities related to the surety bonds were $1.40 billion and $1.29 billion at December 31, 2001 and 2000, respectively.

BUSINESS OPERATIONS
     The Company utilizes services performed by AIC and ALIC as well as business facilities owned or leased, and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses AIC and ALIC for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs, allocated to the Company were $26.6 million, $15.6 million and $16.0 million in 2001, 2000 and 1999, respectively. A portion of these expenses relate to the acquisition of business that are deferred and amortized over the contract period.

DEBT
     The Company has entered into an intercompany loan agreement with the Corporation. The amount of funds available to the Company at a given point in time is dependent upon the debt position of the Corporation. No amounts were outstanding for the Company under the inter-company loan agreement at December 31, 2001 and 2000, respectively.

BROKER/DEALER AGREEMENT
     Beginning May 1, 2000, the Company receives underwriting and distribution services from Allstate Distributors, L.L.C. ("ADLLC"), a broker/dealer company owned equally by ALIC and Putnam Investments, Inc. ("Putnam") for variable annuity

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

contracts sold pursuant to a joint venture agreement between the Company and Putnam. The Company incurred $10.5 million and $10.9 million of commission expenses and other distribution expenses payable to ADLLC during 2001 and 2000, respectively. Other distribution expenses include administrative, legal, financial management and sales support that the Company provides to ADLLC, for which the Company earned administration fees of $127 thousand for the year ended December 31, 2001. Other distribution expenses also include marketing expenses for subsidized interest rates associated with the Company's dollar cost averaging program, for which ADLLC reimbursed the Company $855 thousand and $549 thousand for the year ended December 31, 2001 and December 31, 2000, respectively.

INCOME TAXES

     The Company is a party to a federal income tax allocation agreement with the Corporation (Note 10).

4. INVESTMENTS

FAIR VALUES

     The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

                                                           GROSS UNREALIZED
                                         AMORTIZED       --------------------           FAIR
                                           COST          GAINS          LOSSES          VALUE
                                           ----          -----          ------          -----
(IN THOUSANDS)
AT DECEMBER 31, 2001
U.S. government and agencies           $    579,607   $    117,918   $       (533)   $    696,992
Municipal                                   150,543          3,695            (47)        154,191
Corporate                                 1,467,636         96,973        (18,492)      1,546,117
Mortgage-backed securities                  425,635         16,737           (228)        442,144
Asset-backed securities                      54,844          1,081           (908)         55,017
                                       ------------   ------------   ------------    ------------
    Total fixed income securities      $  2,678,265   $    236,404   $    (20,208)   $  2,894,461
                                       ============   ============   ============    ============

AT DECEMBER 31, 2000
U.S. government and agencies           $    528,301   $    151,317   $        (81)   $    679,537
Municipal                                    97,310          2,626           (858)         99,078
Corporate                                 1,227,247         70,431        (20,527)      1,277,151
Mortgage-backed securities                  368,614         13,004           (669)        380,949
Asset-backed securities                      38,615            831            (29)         39,417
                                       ------------   ------------   ------------    ------------
    Total fixed income securities      $  2,260,087   $    238,209   $    (22,164)   $  2,476,132
                                       ============   ============   ============    ============

SCHEDULED MATURITIES

     The scheduled maturities for fixed income securities are as follows at December 31, 2001:

                                                          AMORTIZED             FAIR
                                                            COST               VALUE
                                                            ----               -----
(IN THOUSANDS)
Due in one year or less                                $     43,628       $     44,768
Due after one year through five years                       382,760            401,443
Due after five years through ten years                      399,176            421,689
Due after ten years                                       1,372,222          1,529,400
                                                       ------------       ------------
                                                          2,197,786          2,397,300
Mortgage- and asset-backed securities                       480,479            497,161
                                                       ------------       ------------
    Total                                              $  2,678,265       $  2,894,461
                                                       ============       ============

     Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

NET INVESTMENT INCOME

YEAR ENDED DECEMBER 31,                             2001           2000             1999
                                                    ----           ----             ----
(IN THOUSANDS)
Fixed income securities                         $    189,793   $    160,919   $    135,561
Mortgage loans                                        16,677         14,899         12,346
Other                                                  1,307          3,227          3,495
                                                ------------   ------------   ------------
  Investment income, before expense                  207,777        179,045        151,402
  Investment expense                                   3,310          2,506          3,071
                                                ------------   ------------   ------------
  Net investment income                         $    204,467   $    176,539   $    148,331
                                                ============   ============   ============

REALIZED CAPITAL GAINS AND LOSSES, AFTER TAX

     Realized capital gains and losses by security type, for the year ended December 31, are as follows:

                                                         2001            2000              1999
                                                         ----            ----              ----
(IN THOUSANDS)
Fixed income securities                              $      1,514    $     (5,878)   $     (2,207)
Mortgage loans                                                166             697              42
Other                                                         478               -              69
                                                     ------------    ------------    ------------
  Realized capital gains and losses                         2,158          (5,181)         (2,096)
  Income taxes                                               (755)          1,866             765
                                                     ------------    ------------    ------------
  Realized capital gains and losses, after tax       $      1,403    $     (3,315)   $     (1,331)
                                                     ============    ============    ============

     Realized capital gains and losses by transaction type, for the year ended December 31, are as follows:

                                                         2001            2000            1999
                                                         ----            ----            ----
(IN THOUSANDS)
Portfolio trading                                    $      3,461    $     (2,089)   $     (2,096)
Write-downs in value                                       (1,252)         (3,092)              -
Derivative valuation adjustments                              (51)              -               -
                                                     ------------    ------------    ------------
  Realized capital gains and losses                         2,158          (5,181)         (2,096)
  Income taxes                                               (755)          1,866             765
                                                     ------------    ------------    ------------
  Realized capital gains and losses, after tax       $      1,403    $     (3,315)   $     (1,331)
                                                     ============    ============    ============

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     Excluding calls and prepayments, gross gains of $7.4 million, $3.0 million and $1.7 million and gross losses of $4.5 million, $8.9 million and $3.8 million were realized on sales of fixed income securities during 2001, 2000 and 1999, respectively.

UNREALIZED NET CAPITAL GAINS AND LOSSES

     Unrealized net capital gains and losses on fixed income securities included in shareholder's equity at December 31, 2001 are as follows:

                                                           COST/                             GROSS UNREALIZED           UNREALIZED
(IN THOUSANDS)                                        AMORTIZED COST     FAIR VALUE       GAINS          LOSSES         NET GAINS
                                                      --------------     ----------       -----          ------         ---------
Fixed income securities                                $  2,678,265    $  2,894,461   $    236,404   $    (20,208)   $    216,196
                                                       ============    ============   ============   ============    ============
Deferred income taxes, deferred policy acquisition
costs and other                                                                                                           (97,201)
                                                                                                                     ------------
Unrealized net capital gains and losses                                                                              $    118,995
                                                                                                                     ============

CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES

YEAR ENDED DECEMBER 31,                                                       2001                  2000                  1999
                                                                              ----                  ----                  ----
(IN THOUSANDS)
Fixed income securities                                                  $           151        $    161,716          $   (262,766)
Deferred income taxes, deferred policy acquisition costs and other                   602             (73,708)              210,094
                                                                           -------------        ------------          ------------
Increase (decrease) in unrealized net capital gains and losses           $           753        $     88,008          $    (52,672)
                                                                         ===============        ============          ============

INVESTMENT LOSS PROVISIONS AND VALUATION ALLOWANCES
     Pretax provisions for investment losses, principally relating to write-downs on fixed income securities, were $1.3 million and $3.1 million in 2001 and 2000, respectively. There were no provisions for investment losses in 1999.

MORTGAGE LOAN IMPAIRMENT
     A mortgage loan is impaired when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The Company had no impaired loans at December 31, 2001 and 2000.

     There was no valuation allowance balance at December 31, 2001. The valuation allowance for mortgage loans at December 31, 2000 and 1999 was $119 thousand and $600 thousand, respectively. Net reductions to the mortgage loan valuation allowances were $119 thousand, $481 thousand and none for the year ended December 31, 2001, 2000 and 1999, respectively.

INVESTMENT CONCENTRATION FOR MUNICIPAL BOND AND COMMERCIAL MORTGAGE PORTFOLIOS AND OTHER INVESTMENT INFORMATION
     The Company maintains a diversified portfolio of municipal bonds. The largest concentrations in the portfolio are presented below. Except for the following, holdings in no other state exceeded 5% of the portfolio at December 31, 2001:

(% of municipal bond portfolio carrying value)      2001           2000
                                                    ----           ----
     California                                     15.0%          23.4%
     Pennsylvania                                   12.8           14.9
     Illinois                                       10.8            6.9
     Missouri                                        8.6              -
     Florida                                         8.2              -
     Ohio                                            7.2           10.7
     Alaska                                          6.5              -
     Mississippi                                     6.4              -
     Utah                                            5.2            8.1

     The Company's mortgage loans are collateralized by a variety of commercial real estate property types located

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

throughout the United States. Substantially all of the commercial mortgage loans are non-recourse to the borrower. The states with the largest portion of the commercial mortgage loan portfolio are listed below. Except for the following, holdings in no other state exceeded 5% of the portfolio at December 31, 2001:

(% of commercial mortgage portfolio carrying value)     2001              2000
                                                        ----              ----
    California                                          24.9%             30.8%
    New York                                            22.1              26.8
    New Jersey                                          17.8              16.0
    Illinois                                            14.3              14.3
    Pennsylvania                                        13.4               6.8

     The types of properties collateralizing the commercial mortgage loans at December 31, are as follows:

(% of commercial mortgage portfolio carrying value)     2001              2000
                                                        ----              ----
     Office buildings                                   26.9%              21.2%
     Retail                                             25.5               29.0
     Warehouse                                          19.5               18.4
     Apartment complex                                  18.4               17.4
     Industrial                                          3.9                6.9
     Other                                               5.8                7.1
                                                       -----              -----
                                                       100.0%             100.0%
                                                       =====              =====

     The contractual maturities of the commercial mortgage loan portfolio as of December 31, 2001, are as follows:

                               NUMBER OF LOANS        CARRYING VALUE             PERCENT
                               ---------------        --------------             -------
    (IN THOUSANDS)
    2002                              1                $      766                   0.3%
    2003                              -                         -                    -
    2004                              2                     1,955                   0.8
    2005                              3                     7,481                   3.1
    2006                              5                    29,910                  12.3
    Thereafter                       44                   202,615                  83.5
                                     --                ----------                 -----
      Total                          55                $  242,727                 100.0%
                                     ==                ==========                 ======

     In 2001, $3.1 million of commercial mortgage loans were contractually due and paid.

SECURITIES LENDING
     The Company participates in securities lending programs, primarily for investment yield enhancement purposes, with third parties, which mostly include large brokerage firms. At December 31, 2001, fixed income securities with a carrying value of $140.3 million have been pledged as collateral under these lending agreements. In return, the Company receives cash that is subsequently invested and included in Short-term investments with an offsetting liability recorded in Other liabilities and accrued expenses to account for the Company's obligation to return the collateral. Interest income on collateral was $572 thousand, $109 thousand and $33 thousand, as of December 31, 2001, 2000 and 1999, respectively.

SECURITIES ON DEPOSIT
     At December 31, 2001, fixed income securities with a carrying value of $2.1 million were on deposit with regulatory authorities as required by law.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

5. FINANCIAL INSTRUMENTS

     In the normal course of business, the Company invests in various financial assets, incurs various financial liabilities and enters into agreements involving derivative financial instruments and other off-balance-sheet financial instruments. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including Deferred policy acquisition costs and Reinsurance recoverables) and liabilities (including traditional life and interest-sensitive life insurance reserves and Deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments such as Accrued investment income and Cash are generally of a short-term nature. Their carrying values are deemed to approximate fair value.

FINANCIAL ASSETS
     The carrying value and fair value of financial assets at December 31, are as follows:

                                           2001                               2000
                            ------------------------------       -----------------------------
                               CARRYING           FAIR             CARRYING           FAIR
                                VALUE            VALUE              VALUE            VALUE
                                -----            -----              -----            -----
(IN THOUSANDS)
Fixed income securities     $  2,894,461      $  2,894,461       $  2,476,132     $  2,476,132
Mortgage loans                   242,727           247,670            207,857          212,345
Short-term investments            57,507            57,507             58,224           58,224
Policy loans                      33,160            33,160             31,772           31,772
Separate Accounts                602,657           602,657            560,089          560,089

     Fair values of exchange traded fixed income securities are based upon quoted market prices or dealer quotes. The fair value of non-exchange traded fixed income securities is based on either independent third party sources or widely accepted pricing valuation models which utilize internally developed ratings and independent third party data as inputs. Mortgage loans are valued based on discounted contractual cash flows. Discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar properties as collateral. Loans that exceed 100% loan-to-value are valued at the estimated fair value of the underlying collateral. Short-term investments are highly liquid investments with maturities of less than one year whose carrying values are deemed to approximate fair value. The carrying value of policy loans is deemed to approximate fair value. Separate Accounts assets are carried in the statements of financial position at fair value based on quoted market prices.

FINANCIAL LIABILITIES
     The carrying value and fair value of financial liabilities at December 31, are as follows:

                                                              2001                             2000
                                                  ----------------------------       -----------------------
                                                   CARRYING           FAIR           CARRYING         FAIR
(IN THOUSANDS)                                       VALUE            VALUE            VALUE          VALUE
                                                     -----            -----            -----          -----
Contractholder funds on investment contracts      $ 1,173,357      $ 1,155,665       $ 874,158     $ 850,767
Separate Accounts                                     602,657          602,657         560,089       560,089

     Contractholder funds include interest-sensitive life insurance contracts and investment contracts. Interest-sensitive life insurance contracts and certain other contractholder liabilities are not considered to be financial instruments subject to fair value disclosure requirements. The fair value of investment contracts is based on the terms of the underlying contracts. Fixed annuities and immediate annuities without life contingencies are valued at the account balance less surrender charges. Market value adjusted annuities' fair value is estimated to be the market adjusted surrender value. Separate Accounts liabilities are carried at the fair value of the underlying assets.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

DERIVATIVE FINANCIAL INSTRUMENTS
     The Company utilizes financial futures contracts to reduce its exposure to market risk, specifically interest rate risk, in conjunction with asset/liability management. The Company does not hold or issue these instruments for trading purposes. Financial futures are commitments to either purchase or sell designated financial instruments at a future date for a specified price or yield. They may be settled in cash or through delivery. As part of its asset/liability management, the Company generally utilizes futures to manage its market risk related to forecasted investment purchases and sales. Futures used to reduce interest rate risk related to forecasted transactions pertain to identified transactions that are probable to occur and are generally completed within 90 days.

     Futures contracts have limited off-balance-sheet credit risk as they are executed on organized exchanges and require security deposits, as well as the daily cash settlement of margins. The Company did not hold a derivative position and did not pledge any securities as collateral at December 31, 2001.

     The following table summarizes the credit exposure, fair value and carrying value of the Company's derivative financial instruments:


                                  CREDIT           FAIR        CARRYING VALUE  CARRYING VALUE
(IN THOUSANDS)                   EXPOSURE          VALUE          ASSETS       (LIABILITIES)
                                 --------          -----          ------        -----------
AT DECEMBER 31, 2001
--------------------
Financial futures contracts      $      -        $      -        $     -        $        -

AT DECEMBER 31, 2000
--------------------
Financial futures contracts      $      -        $    (32)       $     -        $      (54)


     Credit exposure represents the Company's potential loss if all of the counterparties failed to perform under the contractual terms of the contracts and all collateral, if any, became worthless. This exposure is measured by the fair value of contracts with a positive fair value at the reporting date reduced by the effect, if any, of master netting agreements.

     The Company manages its exposure to credit risk primarily by establishing risk control limits. To date, the Company has not incurred any losses as financial futures contracts have limited off-balance-sheet credit risk as they are executed on organized exchanges and require daily cash settlement of margins.

     Fair value is the estimated amount that the Company would receive (pay) to terminate or assign the contracts at the reporting date, thereby taking into account the current unrealized gains or losses of open contracts.


     Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments that the Company holds, as these instruments may become less valuable due to adverse changes in market conditions. The Company mitigates this risk through established risk control limits set by senior management.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

6. RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS

     At December 31, the Reserve for life-contingent contract benefits consists of the following:

                                                                2001               2000
                                                                ----               ----
   (IN THOUSANDS)
   Immediate annuities:
     Structured settlement annuities                       $  1,234,918       $   1,147,530
     Other immediate annuities                                    5,079               4,449
   Traditional life                                              75,082              72,157
   Other                                                          2,737               2,213
                                                              ---------          ----------
     Total Reserve for life-contingent contract benefits   $  1,317,816       $   1,226,349
                                                              =========          ==========


     The assumptions for mortality generally utilized in calculating reserves include the U.S. population with projected calendar year improvements and age setbacks for impaired lives for structured settlement annuities; the 1983 group annuity mortality table for other immediate annuities; and actual Company experience plus loading for traditional life. Interest rate assumptions vary from 5.5% to 9.5% for structured settlement annuities;3.0% to 11.5% for immediate annuities and 4.0% to 8.0% for traditional life. Other estimation methods used include the present value of contractually fixed future benefits for structured settlement annuities, the present value of expected future benefits based on historical experience for other immediate annuities and the net level premium reserve method using the Company's withdrawal experience rates for traditional life.

     To the extent the unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, premium deficiency reserves are established, if necessary, and have been recorded for the structured settlement annuity business and for certain immediate annuities with life contingencies. A liability of $13.5 million and $26.5 million is included in the Reserve for life-contingent contract benefits with respect to this deficiency for the years ended December 31, 2001 and 2000, respectively.

     At December 31, Contractholder funds are as follows:

                                              2001                    2000
                                              ----                    ----
    (IN THOUSANDS)
    Interest-sensitive life              $     256,462         $      233,320
    Fixed annuities:
      Immediate annuities                      430,261                387,281
      Deferred annuities                       739,019                486,886
    Other investment contracts                   2,371                      8
                                            ----------             ----------
      Total contractholder funds         $   1,428,113         $    1,107,495
                                            ==========             ==========


     Contractholder funds activity for the year ended December 31,consists of the following:

    (IN THOUSANDS)                                               2001                   2000
                                                                 ----                   ----
    Balance, beginning of year                            $    1,107,495          $     839,159
       Deposits                                                  474,849                408,711
       Surrenders and withdrawals                                (92,039)               (69,778)
       Death benefits                                            (10,623)                (8,366)
       Interest credited to contractholders' funds                65,117                 52,499
       Transfers (to)/from Separate Accounts                     (88,986)               (80,109)
       Other adjustments                                         (27,700)               (34,621)
                                                                 -------              ---------
    Balance; end of year                                  $    1,428,113          $   1,107,495
                                                               =========              =========

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     Contractholder funds are equal to deposits received and interest credited for the benefit of the contractholder less surrenders and withdrawals, mortality charges and administrative expenses. Interest rates credited range from 5.3% to 6.3% for interest-sensitive life contracts; 3.2% to 9.8% for immediate annuities; 4.2% to 7.7% for deferred annuities and 2.0% to 5.7% for other investment contracts. Withdrawal and surrender charge protection includes: i) for interest-sensitive life, either a percentage of account balance or dollar amount grading off generally over 20 years; and ii) for deferred annuities not subject to a market value adjustment, either a declining or a level percentage charge generally over nine years or less. Approximately 1.2% of deferred annuities are subject to a market value adjustment.

7. DEFERRED POLICY ACQUISITION COSTS

     Certain costs of acquiring business which were deferred and amortized for the years ended December 31, 2001 and 2000 are as follows:

                                                          2001                        2000
                                                          ----                        ----
    (IN THOUSANDS)
    Balance, beginning of year                       $   124,601                 $   106,932
    Acquisition costs deferred                            51,194                      39,047
    Amortization charged to income                        (7,187)                    (13,744)
    Effect of unrealized gains and losses                (11,993)                     (7,634)
                                                        --------                    --------
    Balance, end of year                             $   156,615                 $   124,601
                                                        ========                    ========

8. REINSURANCE

     The Company purchases reinsurance to limit aggregate and single losses on large risks. The Company continues to have primary liability as the direct insurer for risks reinsured. Estimating amounts of reinsurance recoverable is impacted by the uncertainties involved in the establishment of loss reserves. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company cedes a portion of the mortality risk on certain term life policies with a pool of reinsurers.

     Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. No single reinsurer had a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contract. (See Note 3 for discussion of reinsurance agreements with ALIC.)

     The effects of reinsurance on premiums written and earned for the year ended December 31, were as follows:

                                                             2001         2000         1999
                                                             ----         ----         ----
(IN THOUSANDS)
PREMIUMS AND CONTRACT CHARGES

Direct                                                    $ 150,163    $ 150,498    $ 105,580
Assumed - non-affiliate                                         640        1,194        1,047
Ceded
  Affiliate                                                  (4,617)      (4,621)      (3,408)
  Non-affiliate                                                (877)        (870)        (845)
                                                          ---------    ---------    ---------
     Premiums and contract charges, net of reinsurance    $ 145,309    $ 146,201    $ 102,374
                                                          =========    =========    =========

                                               2001         2000          1999
                                               ----         ----          ----
(IN THOUSANDS)
CONTRACT BENEFITS
Direct                                      $ 261,504    $ 234,053    $ 179,265
Assumed - non-affiliate                           170          (39)         168
Ceded
  Affiliate                                      (945)        (492)        (211)
  Non-affiliate                                (1,324)        (223)        (955)
                                            ---------    ---------    ---------
    Contract benefits, net of reinsurance   $ 259,405    $ 233,299    $ 178,267
                                            =========    =========    =========

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     Included in reinsurance recoverables at December 31, 2001 and 2000 are the net amounts owed to ALIC of $345 thousand and $569 thousand, respectively.

9. COMMITMENTS AND CONTINGENT LIABILITIES

REGULATIONS AND LEGAL PROCEEDINGS

     The Company's business is subject to the effects of a changing social, economic and regulatory environment. State and federal initiatives have varied and have included employee benefit regulations, removal of barriers preventing banks from engaging in the securities and insurance businesses, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and the overall expansion of regulation. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

     From time to time, the Company is involved in pending and threatened litigation in the normal course of business in which claims for monetary damages are asserted. In the opinion of management, the ultimate liability, if any, in one or more of these actions in excess of amounts currently reserved is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

GUARANTY FUNDS
     Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in a particular state. The Company's expenses related to these funds have been immaterial.

10. INCOME TAXES

     The Company joins the Corporation and its other eligible domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

     Prior to June 30, 1995, the Corporation was a subsidiary of Sears, Roebuck & Co. ("Sears") and, with its eligible domestic subsidiaries, was included in the Sears consolidated federal income tax return and federal income tax allocation agreement. Effective June 30, 1995, the Corporation and Sears entered into a new tax sharing agreement, which governs their respective rights and obligations with respect to federal income taxes for all periods during which the Corporation was a subsidiary of Sears, including the treatment of audits of tax returns for such periods.

     The Internal Revenue Service ("IRS") has completed its review of the Allstate Group's federal income tax returns through the 1993 tax year. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material impact on the financial position, liquidity or results of operations of the Company.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     The components of the deferred income tax assets and liabilities at December 31, are as follows:

                                            2001         2000
                                            ----         ----
(IN THOUSANDS)
DEFERRED ASSETS
Life and annuity reserves                $  51,989    $  49,070
Discontinued operations                        366          366
Other postretirement benefits                  261          284
Other assets                                 1,046        1,150
                                         ---------    ---------

  Total deferred assets                     53,662       50,870

DEFERRED LIABILITIES
Deferred policy acquisition costs          (44,950)     (32,047)
Unrealized net capital gains               (64,074)     (63,669)
Difference in tax bases of investments      (6,980)      (5,952)
Prepaid commission expense                    (561)        (759)
Other liabilities                           (1,709)      (1,624)
                                         ---------    ---------

  Total deferred liabilities              (118,274)    (104,051)
                                         ---------    ---------

  Net deferred liability                 $ (64,612)   $ (53,181)
                                         =========    =========

     Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized based on the assumptions that certain levels of income will be achieved.

     The components of income tax expense for the year ended December 31, are as follows:

                                2001       2000      1999
                                ----       ----      ----
(IN THOUSANDS)
Current                      $  7,412   $ 12,901   $  8,650
Deferred                       11,105      2,715      5,990
                             --------   --------   --------
  Total income tax expense   $ 18,517   $ 15,616   $ 14,640
                             ========   ========   ========

     The Company paid income taxes of $13.1 million, $11.3 million and $12.5 million in 2001, 2000 and 1999, respectively. The Company had a current income tax liability of $6.0 million and $11.7 million at December 31, 2001 and 2000, respectively.

     A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:

                               2001     2000     1999
                               ----     ----     ----
Statutory federal income tax   35.0%    35.0%    35.0%
State income tax expense        0.4      1.0      1.6
Other                          (1.2)    (2.4)    (1.1)
                               ----     ----     ----
Effective income tax           34.2%    33.6%    35.5%
                               ====     ====     ====

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     Prior to January 1, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "policyholder surplus" account. The balance in this account at December 31, 2001, approximately $389 thousand, will result in federal income taxes payable of $136 thousand if distributed by the Company. No provision for taxes has been made as the Company has no plan to distribute amounts from this account. No further additions to the account have been permitted since 1983.

11. STATUTORY FINANCIAL INFORMATION

     The following table reconciles Net income for the year ended December 31, and Shareholder's equity at December 31, as reported herein in conformity with GAAP with total statutory net income and capital and surplus of the Company, determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities:

                                                              NET INCOME                  SHAREHOLDER'S EQUITY
                                                  ----------------------------------     ----------------------
(IN THOUSANDS)                                       2001         2000         1999         2001          2000
                                                     ----         ----         ----         ----          ----
Balance per GAAP                                  $  35,412    $  30,915    $  26,566    $ 458,976    $ 422,811
Unrealized gain/loss on fixed income securities        --           --           --       (216,196)    (216,045)
Deferred policy acquisition costs                   (45,834)     (25,528)     (17,970)    (156,615)    (124,601)
Deferred income taxes                                 7,490        2,177        4,804       64,612       53,181
Employee benefits                                      (372)         (92)        (351)        (441)         343
Reserves and non-admitted assets                     15,060       18,551        6,549       94,412      127,057
Separate Accounts                                      --           --           --            474      (24,820)
Other                                                  (921)          65         (831)         (95)         233
                                                  ---------    ---------    ---------    ---------    ---------
Balance per statutory accounting practices        $  10,835    $  26,088    $  18,767    $ 245,127    $ 238,159
                                                  =========    =========    =========    =========    =========

     The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the State of New York. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

     Effective January 1, 2001, the State of New York required insurance companies domiciled in its state to prepare statutory-basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual -Version effective January 1, 2001 ("Codification") subject to any deviations prescribed or permitted by the State of New York insurance commissioner.

     The State of New York chose not to adopt Statement of Statutory Accounting Principles No. 10, Income Taxes. If the State of New York did adopt Statement of Statutory Accounting Principles No. 10, Income Taxes, the Company would have reported an increase to surplus of $3.4 million for the year ended December 31, 2001.

     Accounting changes adopted to conform to the provisions of Codification are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. The Company reported an increase to surplus of $1.9 million effective January 1, 2001.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     The NAIC is currently in the process of clarifying and interpreting requirements as the insurance industry implements Codification. As the NAIC announces changes and as they are approved by the New York Department of Insurance, the impact of the changes will be recorded.

DIVIDENDS
     The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without prior approval of the state insurance regulator in any calendar year is limited to formula amounts based on statutory surplus and statutory net gain from operations, determined in accordance with statutory accounting practices, for the immediately preceding calendar year.. The maximum amount of dividends that the Company can distribute during 2002 without prior approval of the New York State Insurance Department is $8.7 million. In the twelve-month period beginning January 1, 2001, the Company did not pay any dividends.

RISK-BASED CAPITAL
     The NAIC has a standard for assessing the solvency of insurance companies, which is referred to as risk-based capital ("RBC"). The requirement consists of a formula for determining each insurer's RBC and a model law specifying regulatory actions if an insurer's RBC falls below specified levels. At December 31, 2001, RBC for the Company was significantly above a level that would require regulatory action.

12. BENEFIT PLANS

PENSION PLANS
     The Company utilizes the services of AIC employees. AIC provides various benefits, described in the following paragraphs to its employees. The Company is allocated an appropriate share of the costs associated with these benefits in accordance with a service and expenses agreement.

     AIC provides defined pension plans which cover most domestic full-time employees and certain employee agents. Pension benefits are based upon the employee's length of service and eligible annual compensation. AIC's pension plan funding policy is to make annual contributions in accordance with accepted actuarial cost methods. The benefit to the Company increased net income by $87 thousand, $62 thousand and $263 thousand for the pension plans in 2001, 2000 and 1999, respectively.

POSTRETIREMENT BENEFITS OTHER THAN PENSIONS
     AIC also provides certain health care and life insurance benefits for employees when they retire. Qualified employees may become eligible for these benefits if they retire in accordance with AIC's established retirement policy and are continuously insured under AIC's group plans or other approved plans for ten or more years prior to retirement. AIC shares the cost of the retiree medical benefits with retirees based on years of service, with AIC's share being subject to a 5% limit on annual medical cost inflation after retirement. AIC's postretirement benefit plans currently are not funded. AIC has the right to modify or terminate these plans. The cost to the Company reduced net income by $304 thousand, $80 thousand and $96 thousand for postretirement benefits other than pension plans in 2001, 2000 and 1999, respectively.

PROFIT SHARING PLAN
     Most domestic full-time and certain part-time employees of AIC are eligible to become members of The Savings and Profit Sharing Fund of Allstate Employees ("Profit Sharing Plan"). Contributions are based on the Corporation's matching obligation and performance. The cost allocated to the Company for this benefit was $374 thousand, $198 thousand and $176 thousand in 2001, 2000 and 1999, respectively.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

13. OTHER COMPREHENSIVE INCOME

     The components of other comprehensive income on a pretax and after-tax basis for the year ended December 31, are as follows:

                                                 2001                         2000                             1999
                                      --------------------------  ------------------------------  ------------------------------
                                                        AFTER-                          AFTER-                          AFTER-
(IN THOUSANDS)                        PRETAX    TAX      TAX      PRETAX       TAX       TAX       PRETAX      TAX       TAX
                                      ------    ---      ---      ------       ---       ---       ------      ---       ---
UNREALIZED CAPITAL GAINS
AND LOSSES AND NET LOSSES ON
DERIVATIVE FINANCIAL INSTRUMENTS
  Unrealized holding
    gains (losses) arising
    during the period                 $ 1,457  $ (510) $     947 $ 129,754  $ (45,414) $  84,340  $ (83,241) $  29,134 $ (54,107)
  Less: reclassification
    adjustments                           299    (105)       194    (5,643)     1,975     (3,668)    (2,207)       772    (1,435)
                                      -------  ------  --------- ---------  ---------  ---------  ---------  --------- ---------
Unrealized net capital
  gains (losses)                        1,158    (405)       753   135,397    (47,389)    88,008    (81,034)    28,362   (52,672)
                                      -------  ------  --------- ---------  ---------  ---------  ---------  --------- ---------
  Net losses on derivative
 financial instruments arising
 during the period                        (51)     18        (33)        -          -          -          -          -         -
  Less: reclassification
  Adjustments for
  derivative financial                    (51)     18        (33)        -          -          -          -          -         -
  instruments                         -------   -----  --------- ---------  ---------  ---------  ---------  --------- ---------
Net losses on derivative
financial instruments                       -       -          -         -          -          -          -          -         -
                                      -------   -----  --------- ---------  ---------  ---------  ---------  --------- ---------
Other comprehensive
 income (loss)                        $ 1,158  $ (405) $     753 $ 135,397  $ (47,389) $  88,008  $ (81,034) $  28,362 $ (52,672)
                                      =======  ======  ========= =========  =========  =========  =========  ========= =========

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                            SCHEDULE IV--REINSURANCE
                                 (IN THOUSANDS)


                                                    GROSS                           NET
YEAR ENDED DECEMBER 31, 2001                       AMOUNT           CEDED          AMOUNT
----------------------------                       ------           -----          ------
Life insurance in force                         $  17,584,475   $   2,189,352   $  15,395,123
                                                =============   =============   =============
Premiums and contract charges:
     Life and annuities                         $     141,420   $       4,606   $     136,814
     Accident and health                                9,383             888           8,495
                                                -------------   -------------   -------------
                                                $     150,803   $       5,494   $     145,309
                                                =============   =============   =============

                                                    GROSS                            NET
YEAR ENDED DECEMBER 31, 2000                       AMOUNT           CEDED          AMOUNT
----------------------------                       ------           -----          ------

Life insurance in force                         $  15,916,421   $   1,592,962   $  14,323,459
                                                =============   =============   =============
Premiums and contract charges:
     Life and annuities                         $     143,550   $       4,706   $     138,844
     Accident and health                                8,142             785           7,357
                                                -------------   -------------   -------------
                                                $     151,692   $       5,491   $     146,201
                                                =============   =============   =============

                                                    GROSS                           NET
YEAR ENDED DECEMBER 31, 1999                       AMOUNT           CEDED          AMOUNT
----------------------------                       ------           -----          ------

Life insurance in force                         $  14,140,049   $   1,066,993   $  13,073,056
                                                =============   =============   =============
Premiums and contract charges:
     Life and annuities                         $      99,760   $       3,397   $      96,363
     Accident and health                                6,867             856           6,011
                                                -------------   -------------   -------------
                                                $     106,627   $       4,253   $     102,374
                                                =============   =============   =============

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                  SCHEDULE V--VALUATION AND QUALIFYING ACCOUNTS
                                 (IN THOUSANDS)

                                             BALANCE AT      CHARGED TO                      BALANCE AT
                                             BEGINNING       COSTS AND                         END OF
                                             OF PERIOD        EXPENSES       DEDUCTIONS        PERIOD
                                             ---------        --------       ----------        ------
YEAR ENDED DECEMBER 31, 2001
----------------------------

Allowance for estimated losses
  on mortgage loans                          $      119      $        -      $      119      $        -
                                             ==========      ==========      ==========      ==========

YEAR ENDED DECEMBER 31, 2000
----------------------------

Allowance for estimated losses
  on mortgage loans                          $      600      $        -      $      481      $      119
                                             ==========      ==========      ==========      ==========
YEAR ENDED DECEMBER 31, 1999
----------------------------

Allowance for estimated losses
  on mortgage loans                          $      600      $        -       $       -      $      600
                                             ==========      ==========       =========      ==========

                                        ----------------------------------------
                                        ALLSTATE LIFE OF NEW YORK SEPARATE
                                        ACCOUNT A

                                        FINANCIAL STATEMENTS AS OF DECEMBER 31,
                                        2001 AND FOR THE PERIODS ENDED DECEMBER
                                        31, 2001 AND DECEMBER 31, 2000, AND
                                        INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Allstate Life Insurance Company of New York:

We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the Allstate Life of New York Separate Account A (the "Account") as of December 31, 2001, the related statements of operations for the periods then ended and the statements of changes in net assets for each of the periods in the two year period then ended for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the Account's custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise the Allstate Life of New York Separate Account A as of December 31, 2001, the results of operations for the periods then ended for each of the individual sub-accounts and the changes in their net assets for each of the periods in the two year period then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP


Chicago, Illinois
March 8, 2002

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
December 31, 2001

------------------------------------------------------------------------------------------------------------------------------------

                                                                    AIM Variable Insurance Funds Sub-Accounts
                                             ---------------------------------------------------------------------------------------

                                                AIM V.I.                                                                AIM V.I.
                                               Aggressive         AIM V.I.          AIM V.I.          AIM V.I.          Capital
                                                 Growth           Balanced        Basic Value (a)    Blue Chip        Appreciation
                                             ---------------   ---------------   ---------------   ---------------   ---------------
ASSETS
Investments at fair value                     $   4,034,438     $   7,176,802     $     700,428     $   6,713,440     $  10,006,236
                                             ---------------   ---------------   ---------------   ---------------   ---------------

     Total assets                             $   4,034,438     $   7,176,802     $     700,428     $   6,713,440     $  10,006,236
                                             ===============   ===============   ===============   ===============   ===============

NET ASSETS
Accumulation units                            $   4,034,438     $   7,167,022     $     700,428     $   6,705,572     $  10,003,902
Contracts in payout (annuitization) period                -             9,780                 -             7,868             2,334
                                             ---------------   ---------------   ---------------   ---------------   ---------------

     Total net assets                         $   4,034,438     $   7,176,802     $     700,428     $   6,713,440     $  10,006,236
                                             ===============   ===============   ===============   ===============   ===============

FUND SHARE INFORMATION
     Number of shares                               373,214           661,456            68,334     $     944,225           460,692
                                             ===============   ===============   ===============   ===============   ===============

     Cost                                     $   5,363,629     $   7,832,112     $     664,336     $   8,035,062     $  12,802,854
                                             ===============   ===============   ===============   ===============   ===============

(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                   AIM Variable Insurance Funds Sub-Accounts
                                              --------------------------------------------------------------------------------------

                                                AIM V.I.                            AIM V.I.          AIM V.I.          AIM V.I.
                                                 Capital        AIM V.I. Dent      Diversified         Global          Government
                                               Development       Demographics        Income           Utilities        Securities
                                              --------------    ---------------   --------------    --------------   ---------------
ASSETS
Investments at fair value                      $  1,097,539      $   2,019,260     $  3,358,928      $  2,128,907     $   5,221,367
                                              --------------    ---------------   --------------    --------------   ---------------

     Total assets                              $  1,097,539      $   2,019,260     $  3,358,928      $  2,128,907     $   5,221,367
                                              ==============    ===============   ==============    ==============   ===============

NET ASSETS
Accumulation units                             $  1,094,122      $   2,019,260     $  3,344,497      $  2,128,907     $   5,221,367
Contracts in payout (annuitization) period            3,417                  -           14,431                 -                 -
                                              --------------    ---------------   --------------    --------------   ---------------

     Total net assets                          $  1,097,539      $   2,019,260     $  3,358,928      $  2,128,907     $   5,221,367
                                              ==============    ===============   ==============    ==============   ===============

FUND SHARE INFORMATION
     Number of shares                                91,921            361,227          367,900           157,115           452,851
                                              ==============    ===============   ==============    ==============   ===============

     Cost                                      $  1,177,473      $   2,952,623     $  3,778,700      $  2,993,888     $   5,208,075
                                              ==============    ===============   ==============    ==============   ===============

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                  AIM Variable Insurance Funds Sub-Accounts
                                             ---------------------------------------------------------------------------------------

                                                                                                       AIM V.I.         AIM V.I.
                                                               AIM V.I. Growth    AIM V.I. High     International       Mid Cap
                                             AIM V.I. Growth      and Income          Yield             Equity         Equity (a)
                                             ---------------   ---------------   ---------------   ---------------   ---------------
ASSETS
Investments at fair value                     $   7,736,365     $  14,847,880     $     791,236     $   4,449,167     $     119,165
                                             ---------------   ---------------   ---------------   ---------------   ---------------

     Total assets                             $   7,736,365     $  14,847,880     $     791,236     $   4,449,167     $     119,165
                                             ===============   ===============   ===============   ===============   ===============

NET ASSETS
Accumulation units                            $   7,678,261     $  14,779,511     $     791,236     $   4,449,167     $     119,165
Contracts in payout (annuitization) period           58,104            68,369                 -                 -                 -
                                             ---------------   ---------------   ---------------   ---------------   ---------------

     Total net assets                         $   7,736,365     $  14,847,880     $     791,236     $   4,449,167     $     119,165
                                             ===============   ===============   ===============   ===============   ===============

FUND SHARE INFORMATION
     Number of shares                               472,594           735,044           149,009           298,402            11,116
                                             ===============   ===============   ===============   ===============   ===============

     Cost                                     $  11,824,231     $  18,002,096     $     967,874     $   6,168,043     $     113,961
                                             ===============   ===============   ===============   ===============   ===============

(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                        Delaware Group Premium
                                                 AIM Variable Insurance Funds Sub-Accounts             Fund, Inc. Sub-Accounts
                                             ---------------------------------------------------   ---------------------------------

                                               AIM V.I.                                               Delaware
                                                 Money          AIM V.I. New                          GP Small          Delaware
                                                Market         Technology (b)    AIM V.I. Value      Cap Value          GP Trend
                                             --------------    --------------    ---------------   ---------------   ---------------
ASSETS
Investments at fair value                     $  5,165,997      $  1,617,056      $  24,350,790     $     582,701     $     187,311
                                             --------------    --------------    ---------------   ---------------   ---------------

     Total assets                             $  5,165,997      $  1,617,056      $  24,350,790     $     582,701     $     187,311
                                             ==============    ==============    ===============   ===============   ===============

NET ASSETS
Accumulation units                            $  5,165,997      $  1,617,056      $  24,295,273     $     582,701     $     187,311
Contracts in payout (annuitization)
period                                                   -                 -             55,517                 -                 -
                                             --------------    --------------    ---------------   ---------------   ---------------

     Total net assets                         $  5,165,997      $  1,617,056      $  24,350,790     $     582,701     $     187,311
                                             ==============    ==============    ===============   ===============   ===============

FUND SHARE INFORMATION
     Number of shares                            5,165,997           384,099          1,042,860            29,836             7,424
                                             ==============    ==============    ===============   ===============   ===============

     Cost                                     $  5,165,997      $  4,331,843      $  28,808,708     $     536,303     $     198,022
                                             ==============    ==============    ===============   ===============   ===============

(b)  Previously known as AIM V.I. Telecommunications

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                  Dreyfus Socially     Dreyfus
                                                Dreyfus Variable    Responsible         Stock
                                                 Investment Fund  Growth Fund, Inc.   Index Fund      Fidelity Variable Insurance
                                                  Sub-Account       Sub-Account      Sub-Account       Products Fund Sub-Accounts
                                                ----------------  ----------------   -------------   -------------------------------

                                                                  Dreyfus Socially     Dreyfus
                                                  VIF Capital       Responsible         Stock             VIP          VIP Equity-
                                                 Appreciation         Growth          Index Fund      Contrafund         Income
                                                ----------------  ----------------   -------------   --------------   --------------
ASSETS
Investments at fair value                         $    248,358      $    233,009      $ 1,512,089     $    729,656     $    997,701
                                                 --------------    --------------    -------------   --------------   --------------

     Total assets                                 $    248,358      $    233,009      $ 1,512,089     $    729,656     $    997,701
                                                 ==============    ==============    =============   ==============   ==============

NET ASSETS
Accumulation units                                $    248,358      $    233,009      $ 1,512,089     $    729,656     $    997,701
Contracts in payout (annuitization) period                   -                 -                -                -                -
                                                 --------------    --------------    -------------   --------------   --------------

     Total net assets                             $    248,358      $    233,009      $ 1,512,089     $    729,656     $    997,701
                                                 ==============    ==============    =============   ==============   ==============

FUND SHARE INFORMATION
     Number of shares                             $      7,100      $      8,737           51,502           36,247           43,855
                                                 ==============    ==============    =============   ==============   ==============

     Cost                                         $    261,690      $    282,508      $ 1,605,203     $    763,460     $  1,017,326
                                                 ==============    ==============    =============   ==============   ==============

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                  Fidelity Variable Insurance Products Fund Sub-Accounts
                                                 -----------------------------------------------------------------------------------

                                                                                                                            VIP
                                                                    VIP Growth         VIP High            VIP          Investment
                                                   VIP Growth      Opportunities        Income        Index 500 (c)     Grade Bond
                                                 --------------   --------------    -------------    --------------   --------------
ASSETS
Investments at fair value                         $  1,479,979     $    185,010      $   150,596      $    530,225     $    297,565
                                                 --------------   --------------    -------------    --------------   --------------

     Total assets                                 $  1,479,979     $    185,010      $   150,596      $    530,225     $    297,565
                                                 ==============   ==============    =============    ==============   ==============

NET ASSETS
Accumulation units                                $  1,479,979     $    185,010      $   150,596      $    530,225     $    297,565
Contracts in payout (annuitization) period                   -                -                -                 -                -
                                                 --------------   --------------    -------------    --------------   --------------

     Total net assets                             $  1,479,979     $    185,010      $   150,596      $    530,225     $    297,565
                                                 ==============   ==============    =============    ==============   ==============

FUND SHARE INFORMATION
     Number of shares                                   44,034           12,228           23,494             4,076           23,031
                                                 ==============   ==============    =============    ==============   ==============

     Cost                                         $  1,579,003     $    196,980      $   154,822      $    547,108     $    289,759
                                                 ==============   ==============    =============    ==============   ==============

(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                     Fidelity
                                                     Variable
                                                   Insurance       Franklin Templeton Variable
                                                 Products Fund          Insurance Products              HSBC Variable Insurance
                                                  Sub-Accounts          Trust Sub-Accounts                 Funds Sub-Accounts
                                                 --------------   -------------------------------    -------------------------------

                                                                    Templeton        Templeton
                                                                      Asset         International    HSBC VI Cash     HSBC VI Fixed
                                                 VIP Overseas       Strategy         Securities       Management         Income
                                                 --------------   --------------    -------------    --------------   --------------
ASSETS
Investments at fair value                         $    389,849     $    129,391      $   392,735      $  1,084,968     $    539,300
                                                 --------------   --------------    -------------    --------------   --------------

     Total assets                                 $    389,849     $    129,391      $   392,735      $  1,084,968     $    539,300
                                                 ==============   ==============    =============    ==============   ==============

NET ASSETS
Accumulation units                                $    389,849     $    129,391      $   392,735      $  1,084,968     $    539,300
Contracts in payout (annuitization) period                   -                -                -                 -                -
                                                 --------------   --------------    -------------    --------------   --------------

     Total net assets                             $    389,849     $    129,391      $   392,735      $  1,084,968     $    539,300
                                                 ==============   ==============    =============    ==============   ==============

FUND SHARE INFORMATION
     Number of shares                                   28,087            8,397           33,453         1,084,968           53,291
                                                 ==============   ==============    =============    ==============   ==============

     Cost                                         $    435,805     $    138,594      $   462,453      $  1,084,968     $    542,164
                                                 ==============   ==============    =============    ==============   ==============

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                  HSBC Variable
                                                 Insurance Funds
                                                   Sub-Accounts              MFS Variable Insurance Trust Sub-Accounts
                                                 ---------------  ------------------------------------------------------------------

                                                    HSBC VI
                                                    Growth                            MFS High       MFS Investors       MFS New
                                                   & Income       MFS Bond (c)         Income          Trust (d)        Discovery
                                                 --------------   --------------    -------------    --------------   --------------
ASSETS
Investments at fair value                         $  1,522,876     $    203,725      $    96,116      $    222,631     $    161,471
                                                 --------------   --------------    -------------    --------------   --------------

     Total assets                                 $  1,522,876     $    203,725      $    96,116      $    222,631     $    161,471
                                                 ==============   ==============    =============    ==============   ==============

NET ASSETS
Accumulation units                                $  1,522,876     $    203,725      $    96,116      $    222,631     $    161,471
Contracts in payout (annuitization) period                   -                -                -                 -                -
                                                 --------------   --------------    -------------    --------------   --------------

     Total net assets                             $  1,522,876     $    203,725      $    96,116      $    222,631     $    161,471
                                                 ==============   ==============    =============    ==============   ==============

FUND SHARE INFORMATION
     Number of shares                                  179,584           17,684           10,425            12,997           10,574
                                                 ==============   ==============    =============    ==============   ==============

     Cost                                         $  1,689,568     $    197,515      $    98,839      $    230,944     $    155,254
                                                 ==============   ==============    =============    ==============   ==============

(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

(d)  Previously known as MFS Growth with Income

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                   Oppenheimer Variable Account Funds Sub-Accounts
                                                 -----------------------------------------------------------------------------------

                                                   Oppenheimer                       Oppenheimer       Oppenheimer      Oppenheimer
                                                   Aggressive       Oppenheimer        Capital           Global            High
                                                     Growth          Bond (c)       Appreciation       Securities       Income (c)
                                                 --------------   --------------   --------------    --------------   --------------
ASSETS
Investments at fair value                         $    852,798     $    279,855     $    833,224      $    343,523     $    224,396
                                                 --------------   --------------   --------------    --------------   --------------

     Total assets                                 $    852,798     $    279,855     $    833,224      $    343,523     $    224,396
                                                 ==============   ==============   ==============    ==============   ==============

NET ASSETS
Accumulation units                                $    852,798     $    279,855     $    833,224      $    343,523     $    224,396
Contracts in payout (annuitization) period                                    -                -                 -                -
                                                 --------------   --------------   --------------    --------------   --------------

     Total net assets                             $    852,798     $    279,855     $    833,224      $    343,523     $    224,396
                                                 ==============   ==============   ==============    ==============   ==============

FUND SHARE INFORMATION
     Number of shares                                   20,943           24,965           22,778            15,040           26,276
                                                 ==============   ==============   ==============    ==============   ==============

     Cost                                         $  1,017,087     $    281,341     $    856,892      $    348,699     $    223,880
                                                 ==============   ==============   ==============    ==============   ==============

(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                             Putnam Variable
                                                 Oppenheimer Variable Account Funds Sub-Accounts           Trust Sub-Accounts
                                                 ------------------------------------------------    -------------------------------
                                                  Oppenheimer      Oppenheimer
                                                  Main Street      Main Street      Oppenheimer       VT American
                                                   Growth &         Small Cap        Strategic        Government         VT Asia
                                                    Income         Growth (e)           Bond            Income           Pacific
                                                 --------------   --------------    -------------    --------------   --------------
ASSETS
Investments at fair value                         $  1,423,943     $    192,269      $ 1,029,066      $  4,836,537     $    155,870
                                                 --------------   --------------    -------------    --------------   --------------

     Total assets                                 $  1,423,943     $    192,269      $ 1,029,066      $  4,836,537     $    155,870
                                                 ==============   ==============    =============    ==============   ==============

NET ASSETS
Accumulation units                                $  1,423,943     $    192,269      $ 1,029,066      $  4,836,537     $    155,870
Contracts in payout (annuitization) period                   -                -                -                 -                -
                                                 --------------   --------------    -------------    --------------   --------------

     Total net assets                             $  1,423,943     $    192,269      $ 1,029,066      $  4,836,537     $    155,870
                                                 ==============   ==============    =============    ==============   ==============

FUND SHARE INFORMATION
     Number of shares                                   74,984           17,400          222,742           417,663           30,091
                                                 ==============   ==============    =============    ==============   ==============

     Cost                                         $  1,519,000     $    183,170      $ 1,026,112      $  4,720,487     $    296,678
                                                 ==============   ==============    =============    ==============   ==============

(e)  Previously known as Oppenheimer Small Cap Growth

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                         Putnam Variable Trust Sub-Accounts
                                                 -----------------------------------------------------------------------------------

                                                                       VT           VT The George      VT Global
                                                  VT Capital       Diversified      Putnam Fund          Asset          VT Global
                                                 Appreciation        Income          of Boston        Allocation         Growth
                                                 --------------   --------------    -------------    --------------   --------------
ASSETS
Investments at fair value                         $    593,070     $  7,011,861      $ 8,131,971      $  1,826,389     $  7,127,149
                                                 --------------   --------------    -------------    --------------   --------------

     Total assets                                 $    593,070     $  7,011,861      $ 8,131,971      $  1,826,389     $  7,127,149
                                                 ==============   ==============    =============    ==============   ==============

NET ASSETS
Accumulation units                                $    593,070     $  6,989,969      $ 8,115,855      $  1,826,389     $  7,100,952
Contracts in payout (annuitization) period                   -           21,892           16,116                 -           26,197
                                                 --------------   --------------    -------------    --------------   --------------

     Total net assets                             $    593,070     $  7,011,861      $ 8,131,971      $  1,826,389     $  7,127,149
                                                 ==============   ==============    =============    ==============   ==============

FUND SHARE INFORMATION
     Number of shares                                   76,035          801,355          760,708           136,501          768,840
                                                 ==============   ==============    =============    ==============   ==============

     Cost                                         $    612,765     $  7,194,338      $ 7,968,596      $  2,003,648     $ 11,807,617
                                                 ==============   ==============    =============    ==============   ==============

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                             Putnam Variable Trust Sub-Accounts
                                                 -----------------------------------------------------------------------------------

                                                   VT Growth        VT Growth        VT Health          VT High
                                                  and Income      Opportunities       Sciences           Yield          VT Income
                                                 --------------   --------------    -------------    --------------   --------------
ASSETS
Investments at fair value                         $ 38,583,844     $  3,478,015      $ 7,599,774      $  3,806,563     $ 11,166,626
                                                 --------------   --------------    -------------    --------------   --------------

     Total assets                                 $ 38,583,844     $  3,478,015      $ 7,599,774      $  3,806,563     $ 11,166,626
                                                 ==============   ==============    =============    ==============   ==============

NET ASSETS
Accumulation units                                $ 38,552,461     $  3,472,565      $ 7,599,774      $  3,773,186     $ 11,143,917
Contracts in payout (annuitization) period              31,383            5,450                -            33,377           22,709
                                                 --------------   --------------    -------------    --------------   --------------

     Total net assets                             $ 38,583,844     $  3,478,015      $ 7,599,774      $  3,806,563     $ 11,166,626
                                                 ==============   ==============    =============    ==============   ==============

FUND SHARE INFORMATION

     Number of shares                                1,646,068          657,470          649,553           472,865          886,240
                                                 ==============   ==============    =============    ==============   ==============

     Cost                                         $ 40,002,339     $  5,601,168      $ 8,276,201      $  4,074,731     $ 11,027,030
                                                 ==============   ==============    =============    ==============   ==============

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                         Putnam Variable Trust Sub-Accounts
                                                 -----------------------------------------------------------------------------------

                                                                  VT International  VT International
                                                 VT International    Growth and            New                           VT Money
                                                      Growth           Income         Opportunities   VT Investors        Market
                                                 ---------------- ----------------  ---------------- --------------   --------------
ASSETS
Investments at fair value                         $ 10,260,226     $  2,225,168      $ 2,448,547      $ 18,236,845     $ 10,855,422
                                                 --------------   --------------    -------------    --------------   --------------

     Total assets                                 $ 10,260,226     $  2,225,168      $ 2,448,547      $ 18,236,845     $ 10,855,422
                                                 ==============   ==============    =============    ==============   ==============

NET ASSETS
Accumulation units                                $ 10,226,844     $  2,222,169      $ 2,446,511      $ 18,218,477     $ 10,742,922
Contracts in payout (annuitization) period              33,382            2,999            2,036            18,368          112,500
                                                 --------------   --------------    -------------    --------------   --------------

     Total net assets                             $ 10,260,226     $  2,225,168      $ 2,448,547      $ 18,236,845     $ 10,855,422
                                                 ==============   ==============    =============    ==============   ==============

FUND SHARE INFORMATION
     Number of shares                                  830,115          228,691          251,133         1,969,422       10,855,422
                                                 ==============   ==============    =============    ==============   ==============

     Cost                                         $ 13,598,062     $  2,736,311      $ 4,232,789      $ 24,576,103     $ 10,855,422
                                                 ==============   ==============    =============    ==============   ==============

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                        Putnam Variable Trust Sub-Accounts
                                                 -----------------------------------------------------------------------------------

                                                                                      VT OTC &
                                                    VT New           VT New           Emerging                        VT Small Cap
                                                 Opportunities        Value            Growth         VT Research         Value
                                                 --------------   --------------    -------------    --------------   --------------
ASSETS
Investments at fair value                         $ 14,891,393     $  4,707,162      $ 3,047,515      $  6,749,175     $  5,150,130
                                                 --------------   --------------    -------------    --------------   --------------

     Total assets                                 $ 14,891,393     $  4,707,162      $ 3,047,515      $  6,749,175     $  5,150,130
                                                 ==============   ==============    =============    ==============   ==============

NET ASSETS
Accumulation units                                $ 14,866,793     $  4,684,734      $ 3,030,684      $  6,746,318     $  5,124,221
Contracts in payout (annuitization) period              24,600           22,428           16,831             2,857           25,909
                                                 --------------   --------------    -------------    --------------   --------------

     Total net assets                             $ 14,891,393     $  4,707,162      $ 3,047,515      $  6,749,175     $  5,150,130
                                                 ==============   ==============    =============    ==============   ==============

FUND SHARE INFORMATION
     Number of shares                                  899,782          350,757          508,767           616,926          342,657
                                                 ==============   ==============    =============    ==============   ==============

     Cost                                         $ 26,658,822     $  4,588,831      $ 6,969,043      $  8,067,203     $  4,515,193
                                                 ==============   ==============    =============    ==============   ==============

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                         Putnam Variable Trust Sub-Accounts
                                                 -----------------------------------------------------------------------------------

                                                                  VT Utilities
                                                                     Growth
                                                 VT Technology     and Income         VT Vista        VT Voyager      VT Voyager II
                                                 --------------   --------------    -------------    --------------   --------------
ASSETS
Investments at fair value                         $    879,775     $  4,317,355      $ 7,387,710      $ 25,006,570     $    544,402
                                                 --------------   --------------    -------------    --------------   --------------

     Total assets                                 $    879,775     $  4,317,355      $ 7,387,710      $ 25,006,570     $    544,402
                                                 ==============   ==============    =============    ==============   ==============

NET ASSETS
Accumulation units                                $    879,775     $  4,296,411      $ 7,385,541      $ 24,984,380     $    544,402
Contracts in payout (annuitization) period                   -           20,944            2,169            22,190                -
                                                 --------------   --------------    -------------    --------------   --------------

     Total net assets                             $    879,775     $  4,317,355      $ 7,387,710      $ 25,006,570     $    544,402
                                                 ==============   ==============    =============    ==============   ==============

FUND SHARE INFORMATION
     Number of shares                                  207,494          334,161          651,474           875,580          109,538
                                                 ==============   ==============    =============    ==============   ==============

     Cost                                         $  1,217,750     $  5,232,062      $11,388,340      $ 38,970,420     $    612,761
                                                 ==============   ==============    =============    ==============   ==============

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                    Scudder Variable Series I Sub-Accounts
                                             ---------------------------------------------------------------------------------------

                                                                                    Capital            Global            Growth
                                               Balanced            Bond              Growth          Discovery         and Income
                                             --------------    --------------    ---------------   ---------------   ---------------
ASSETS
Investments at fair value                     $      3,155      $      7,824      $       1,541     $       1,520     $       7,042
                                             --------------    --------------    ---------------   ---------------   ---------------

     Total assets                             $      3,155      $      7,824      $       1,541     $       1,520     $       7,042
                                             ==============    ==============    ===============   ===============   ===============

NET ASSETS
Accumulation units                            $      3,155      $      7,824      $       1,541     $       1,520     $       7,042
Contracts in payout (annuitization) period               -                 -                  -                 -                 -
                                             --------------    --------------    ---------------   ---------------   ---------------

     Total net assets                         $      3,155      $      7,824      $       1,541     $       1,520     $       7,042
                                             ==============    ==============    ===============   ===============   ===============

FUND SHARE INFORMATION
     Number of shares                                  268             1,134                 94               175               791
                                             ==============    ==============    ===============   ===============   ===============

     Cost                                     $      3,181      $      7,758      $       1,581     $       1,591     $       7,699
                                             ==============    ==============    ===============   ===============   ===============

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                Scudder Variable
                                                    Scudder Variable               Series II               Van Kampen Life
                                                 Series I Sub-Accounts            Sub-Account       Investment Trust Sub-Accounts
                                            ---------------------------------   ----------------   ---------------------------------

                                                               21st Century                             LIT           LIT Domestic
                                            International         Growth          Growth (f)          Comstock         Income (c)
                                            ---------------   ---------------    --------------    ---------------   ---------------
ASSETS
Investments at fair value                    $       4,504     $       4,999      $      3,333      $     432,893     $      81,295
                                            ---------------   ---------------    --------------    ---------------   ---------------

     Total assets                            $       4,504     $       4,999      $      3,333      $     432,893     $      81,295
                                            ===============   ===============    ==============    ===============   ===============

NET ASSETS
Accumulation units                           $       4,504     $       4,999      $      3,333      $     432,893     $      81,295
Contracts in payout (annuitization) period               -                 -                 -                  -                 -
                                            ---------------   ---------------    --------------    ---------------   ---------------

     Total net assets                        $       4,504     $       4,999      $      3,333      $     432,893     $      81,295
                                            ===============   ===============    ==============    ===============   ===============

FUND SHARE INFORMATION
     Number of shares                                  560               802               158             37,873            10,124
                                            ===============   ===============    ==============    ===============   ===============

     Cost                                    $       6,701     $       6,349      $      3,619      $     454,959     $      80,633
                                            ===============   ===============    ==============    ===============   ===============

(c) For the Period Beginning May 1, 2001 and Ended December 31, 2001

(f) On May 1, 2001 the Large Company Growth Sub-Account of the Scudder Variable Series I merged into the Growth Sub-Account of the Scudder Variable Series II.

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                     Van Kampen Life
                                              Investment Trust Sub-Accounts           Wells Fargo Variable Trust Sub-Accounts
                                            ---------------------------------   ----------------------------------------------------

                                                                                  Wells Fargo       Wells Fargo
                                             LIT Emerging        LIT Money          VT Asset         VT Equity        Wells Fargo
                                                Growth           Market (c)        Allocation         Income           VT Growth
                                            --------------    ---------------   ---------------    --------------    ---------------
ASSETS
Investments at fair value                    $    330,265      $   1,343,622     $     119,765      $     82,475      $      35,321
                                            --------------    ---------------   ---------------    --------------    ---------------

     Total assets                            $    330,265      $   1,343,622     $     119,765      $     82,475      $      35,321
                                            ==============    ===============   ===============    ==============    ===============

NET ASSETS
Accumulation units                           $    330,265      $   1,343,622     $     119,765      $     82,475      $      35,321
Contracts in payout (annuitization) period              -                  -                 -                 -                  -
                                            --------------    ---------------   ---------------    --------------    ---------------

     Total net assets                        $    330,265      $   1,343,622     $     119,765      $     82,475      $      35,321
                                            ==============    ===============   ===============    ==============    ===============

FUND SHARE INFORMATION
     Number of shares                              11,645          1,343,622             9,721             5,314              2,509
                                            ==============    ===============   ===============    ==============    ===============

     Cost                                    $    387,794      $   1,343,622     $     123,674      $     87,983      $      42,715
                                            ==============    ===============   ===============    ==============    ===============

(c) For the Period Beginning May 1, 2001 and Ended December 31, 2001



See notes to financial statements.

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2001

-----------------------------------------------------------------------------------------------------------------------------

                                                                    AIM Variable Insurance Funds Sub-Accounts
                                                 ----------------------------------------------------------------------------

                                                   AIM V.I.                                                        AIM V.I.
                                                  Aggressive       AIM V.I.        AIM V.I.        AIM V.I.        Capital
                                                    Growth         Balanced     Basic Value (a)   Blue Chip      Appreciation
                                                --------------- --------------- -------------- ---------------- ---------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $         -     $    119,847    $       742    $         923    $          -
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                       (42,910)        (54,865)        (1,107)         (57,395)       (129,991)
     Administrative expense                            (3,814)         (4,910)          (102)          (5,238)        (10,323)
                                                --------------- --------------- -------------- ---------------- ---------------

        Net investment income (loss)                  (46,724)         60,072           (467)         (61,710)       (140,314)

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                              744,676         662,943          3,265          732,769       1,410,651
     Cost of investments sold                         996,710         728,657          3,129          901,162       1,683,738
                                                --------------- --------------- -------------- ---------------- ---------------

        Realized gains (losses) on fund shares       (252,034)        (65,714)           136         (168,393)       (273,087)

Realized gain distributions                                 -               -              -                -         803,201
                                                --------------- --------------- -------------- ---------------- ---------------

        Net realized gains (losses)                  (252,034)        (65,714)           136         (168,393)        530,114

Change in unrealized gains (losses)                  (884,098)       (533,781)        36,092         (982,769)     (3,450,358)
                                                --------------- --------------- -------------- ---------------- ---------------

        Net realized and unrealized gains
            (losses) on investments                (1,136,132)       (599,495)        36,228       (1,151,162)     (2,920,244)
                                                --------------- --------------- -------------- ---------------- ---------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $ (1,182,856)   $   (539,423)   $    35,761    $  (1,212,872)   $ (3,060,558)
                                                =============== =============== ============== ================ ===============

(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001

See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------------

                                                                  AIM Variable Insurance Funds Sub-Accounts
                                                --------------------------------------------------------------------------

                                                   AIM V.I.                      AIM V.I.                      AIM V.I.
                                                   Capital      AIM V.I. Dent  Diversified  AIM V.I. Global   Government
                                                 Development    Demographics     Income        Utilities      Securities
                                                -------------- -------------- -------------- -------------- --------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $         -    $        -     $   229,113    $    30,232    $   145,399
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                      (11,162)      (20,998)        (38,775)       (27,082)       (37,468)
     Administrative expense                           (1,020)       (1,895)         (3,017)        (2,240)        (3,148)
                                                -------------- -------------- -------------- -------------- --------------

        Net investment income (loss)                 (12,182)      (22,893)        187,321            910        104,783

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                             209,206       264,357         620,807        351,913        373,119
     Cost of investments sold                        230,814       433,821         665,768        400,981        360,368
                                                -------------- -------------- -------------- -------------- --------------

        Realized gains (losses) on fund shares       (21,608)     (169,464)        (44,961)       (49,068)        12,751

Realized gain distributions                                -             -               -        197,701              -
                                                -------------- -------------- -------------- -------------- --------------

        Net realized gains (losses)                  (21,608)     (169,464)        (44,961)       148,633         12,751

Change in unrealized gains (losses)                  (66,005)     (559,190)        (82,667)      (919,376)        12,089
                                                -------------- -------------- -------------- -------------- --------------

        Net realized and unrealized gains
            (losses) on investments                  (87,613)     (728,654)       (127,628)      (770,743)        24,840
                                                -------------- -------------- -------------- -------------- --------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $   (99,795)   $ (751,547)    $    59,693    $  (769,833)   $   129,623
                                                ============== ============== ============== ============== ==============

See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------------

                                                                      AIM Variable Insurance Funds Sub-Accounts
                                                ------------------------------------------------------------------------------------

                                                                                                       AIM V.I.        AIM V.I.
                                                                 AIM V.I. Growth   AIM V.I. High    International       Mid Cap
                                                AIM V.I. Growth    and Income         Yield             Equity         Equity (a)
                                                ---------------- ----------------  --------------- ---------------- ----------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $      18,527    $       7,321     $     93,984    $      15,119    $         163
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                       (109,355)        (199,219)          (6,062)         (60,453)            (173)
     Administrative expense                             (8,688)         (15,670)            (540)          (4,819)             (15)
                                                ---------------- ----------------  --------------- ---------------- ----------------

        Net investment income (loss)                   (99,516)        (207,568)          87,382          (50,153)             (25)

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                             1,531,809        2,203,567          140,593          909,523              682
     Cost of investments sold                        2,281,504        2,612,741          161,116        1,183,977              657
                                                ---------------- ----------------  --------------- ---------------- ----------------

        Realized gains (losses) on fund shares        (749,695)        (409,174)         (20,523)        (274,454)              25

Realized gain distributions                                  -                -                -          118,228                -
                                                ---------------- ----------------  --------------- ---------------- ----------------

        Net realized gains (losses)                   (749,695)        (409,174)         (20,523)        (156,226)              25

Change in unrealized gains (losses)                 (3,155,400)      (3,845,601)        (106,627)      (1,207,639)           5,204
                                                ---------------- ----------------  --------------- ---------------- ----------------

        Net realized and unrealized gains
            (losses) on investments                 (3,905,095)      (4,254,775)        (127,150)      (1,363,865)           5,229
                                                ---------------- ----------------  --------------- ---------------- ----------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $  (4,004,611)   $  (4,462,343)    $    (39,768)   $  (1,414,018)   $       5,204
                                                ================ ================  =============== ================ ================

(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001

See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------------

                                                                                                        Delaware Group Premium
                                                    AIM Variable Insurance Funds Sub-Accounts           Fund, Inc. Sub-Accounts
                                               --------------------------------------------------   ------------------------------

                                                                                                      Delaware
                                                 AIM V.I. Money   AIM V.I. New                        GP Small          Delaware
                                                     Market       Technology(b)    AIM V.I. Value     Cap Value         GP Trend
                                                 -------------    -------------    -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS)
Dividends                                         $   110,175     $     34,531     $     32,368     $      1,820     $          -
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                       (42,171)         (16,845)        (310,461)          (3,535)          (1,506)
     Administrative expense                            (3,509)          (1,522)         (24,556)            (306)            (130)
                                                 -------------    -------------    -------------    -------------    -------------

        Net investment income (loss)                   64,495           16,164         (302,649)          (2,021)          (1,636)

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                            1,608,368          228,296        3,306,275           24,314           17,465
     Cost of investments sold                       1,608,368          570,407        3,823,950           22,833           23,454
                                                 -------------    -------------    -------------    -------------    -------------

        Realized gains (losses) on fund shares              -         (342,111)        (517,675)           1,481           (5,989)

Realized gain distributions                                 -          866,144          491,329                -                -
                                                 -------------    -------------    -------------    -------------    -------------

        Net realized gains (losses)                         -          524,033          (26,346)           1,481           (5,989)

Change in unrealized gains (losses)                         -       (1,585,393)      (3,362,318)          38,503           (3,762)
                                                 -------------    -------------    -------------    -------------    -------------

        Net realized and unrealized gains
            (losses) on investments                         -       (1,061,360)      (3,388,664)          39,984           (9,751)
                                                 -------------    -------------    -------------    -------------    -------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                   $    64,495     $ (1,045,196)    $ (3,691,313)    $     37,963     $    (11,387)
                                                 =============    =============    =============    =============    =============

(b)  Previously known as AIM V.I. Telecommunications

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------

                                                               Dreyfus Socially
                                                Dreyfus Variable  Responsible   Dreyfus Stock
                                                Investment Fund Growth Fund, Inc. Index Fund      Fidelity Variable Insurance
                                                  Sub-Account     Sub-Account     Sub-Account     Products Fund Sub-Accounts
                                                 ------------    ------------    ------------    ----------------------------

                                                               Dreyfus Socially
                                                 VIF Capital      Responsible    Dreyfus Stock                    VIP Equity-
                                                 Appreciation       Growth        Index Fund    VIP Contrafund      Income
                                                 ------------    ------------    ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $      1,985    $        149    $     11,030    $      1,383    $      1,217
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                        (1,663)         (2,129)         (9,174)         (4,748)         (5,169)
     Administrative expense                              (144)           (184)           (794)           (411)           (447)
                                                 ------------    ------------    ------------    ------------    ------------

        Net investment income (loss)                      178          (2,164)          1,062          (3,776)         (4,399)

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                                1,436          12,206          67,428          45,871          24,146
     Cost of investments sold                           1,538          15,150          72,130          51,797          25,862
                                                 ------------    ------------    ------------    ------------    ------------

        Realized gains (losses) on fund shares           (102)         (2,944)         (4,702)         (5,926)         (1,716)


Realized gain distributions                                 -               -           7,732           4,880           3,420
                                                 ------------    ------------    ------------    ------------    ------------

        Net realized gains (losses)                      (102)         (2,944)          3,030          (1,046)          1,704

Change in unrealized gains (losses)                   (12,676)        (41,153)        (74,758)        (29,597)        (20,333)
                                                 ------------    ------------    ------------    ------------    ------------

        Net realized and unrealized gains
            (losses) on investments                   (12,778)        (44,097)        (71,728)        (30,643)        (18,629)
                                                 ------------    ------------    ------------    ------------    ------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $    (12,600)   $    (46,261)   $    (70,666)   $    (34,419)   $    (23,028)
                                                 ============    ============    ============    ============    ============

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------

                                                           Fidelity Variable Insurance Products Fund Sub-Accounts
                                                 -----------------------------------------------------------------------

                                                                VIP Growth       VIP High        VIP       VIP Investment
                                                 VIP Growth    Opportunities      Income     Index 500 (c)   Grade Bond
                                                 -----------    -----------    -----------    -----------    -----------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $       251    $       150    $        34    $       182    $        82
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                       (8,078)        (1,238)          (597)        (2,424)        (1,382)
     Administrative expense                             (699)          (107)           (51)          (210)          (120)
                                                 -----------    -----------    -----------    -----------    -----------

        Net investment income (loss)                  (8,526)        (1,195)          (614)        (2,452)        (1,420)

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                              23,224         23,720          6,190         25,835          5,085
     Cost of investments sold                         27,172         26,567          6,692         26,898          4,966
                                                 -----------    -----------    -----------    -----------    -----------

        Realized gains (losses) on fund shares        (3,948)        (2,847)          (502)        (1,063)           119

Realized gain distributions                           23,608              -              -              -              -
                                                 -----------    -----------    -----------    -----------    -----------

        Net realized gains (losses)                   19,660         (2,847)          (502)        (1,063)           119

Change in unrealized gains (losses)                  (91,779)        (8,056)        (4,227)       (16,883)         7,805
                                                 -----------    -----------    -----------    -----------    -----------

        Net realized and unrealized gains
            (losses) on investments                  (72,119)       (10,903)        (4,729)       (17,946)         7,924
                                                 -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $   (80,645)   $   (12,098)   $    (5,343)   $   (20,398)   $     6,504
                                                 ===========    ===========    ===========    ===========    ===========

(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------

                                              Fidelity Variable
                                                  Insurance     Franklin Templeton Variable
                                                Products Fund        Insurance Products         HSBC Variable Insurance
                                                Sub-Accounts        Trust Sub-Accounts            Funds Sub-Accounts
                                               ---------------  --------------------------    --------------------------

                                                                 Templeton     Templeton
                                                                   Asset      International  HSBC VI Cash    HSBC VI Fixed
                                                 VIP Overseas    Strategy      Securities     Management        Income
                                                 -----------    -----------    -----------    -----------    -----------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $     2,819    $       450    $     5,292    $    15,176    $     7,440
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                       (2,147)          (722)        (2,501)        (8,167)        (2,858)
     Administrative expense                             (186)           (63)          (216)          (706)          (247)
                                                 -----------    -----------    -----------    -----------    -----------

        Net investment income (loss)                     486           (335)         2,575          6,303          4,335

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                               5,147          2,521          9,059        369,078         10,632
     Cost of investments sold                          6,038          2,704          9,737        369,078         10,678
                                                 -----------    -----------    -----------    -----------    -----------

        Realized gains (losses) on fund shares          (891)          (183)          (678)             -            (46)

Realized gain distributions                            4,455          3,220         41,620              -              -
                                                 -----------    -----------    -----------    -----------    -----------

        Net realized gains (losses)                    3,564          3,037         40,942              -            (46)

Change in unrealized gains (losses)                  (43,271)        (9,413)       (71,378)             -         (2,864)
                                                 -----------    -----------    -----------    -----------    -----------

        Net realized and unrealized gains
            (losses) on investments                  (39,707)        (6,376)       (30,436)             -         (2,910)
                                                 -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $   (39,221)   $    (6,711)   $   (27,861)   $     6,303    $     1,425
                                                 ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------

                                                HSBC Variable
                                               Insurance Funds
                                                 Sub-Accounts          MFS Variable Insurance Trust Sub-Accounts
                                               ---------------  --------------------------------------------------------

                                                  HSBC VI
                                                   Growth                       MFS High     MFS Investors     MFS New
                                                  & Income      MFS Bond (c)     Income        Trust (d)      Discovery
                                                 -----------    -----------    -----------    -----------    -----------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $     4,248    $       924    $       872    $        55    $         -
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                      (12,730)        (1,109)          (650)        (1,227)        (1,105)
     Administrative expense                           (1,101)           (96)           (56)          (106)           (96)
                                                 -----------    -----------    -----------    -----------    -----------

        Net investment income (loss)                  (9,583)          (281)           166         (1,278)        (1,201)

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                              34,099         63,581         18,469         34,674         12,528
     Cost of investments sold                         36,717         63,216         18,985         35,637         14,715
                                                 -----------    -----------    -----------    -----------    -----------

        Realized gains (losses) on fund shares        (2,618)           365           (516)          (963)        (2,187)

Realized gain distributions                                -              -              -            282          2,105
                                                 -----------    -----------    -----------    -----------    -----------

        Net realized gains (losses)                   (2,618)           365           (516)          (681)           (82)

Change in unrealized gains (losses)                 (169,501)         6,210         (2,722)        (8,313)         1,200
                                                 -----------    -----------    -----------    -----------    -----------

        Net realized and unrealized gains
            (losses) on investments                 (172,119)         6,575         (3,238)        (8,994)         1,118
                                                 -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $  (181,702)   $     6,294    $    (3,072)   $   (10,272)   $       (83)
                                                 ===========    ===========    ===========    ===========    ===========

(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

(d)  Previously known as MFS Growth with Income

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------

                                                               Oppenheimer Variable Account Funds Sub-Accounts
                                                 ----------------------------------------------------------------------------

                                                 Oppenheimer                     Oppenheimer     Oppenheimer     Oppenheimer
                                                  Aggressive     Oppenheimer       Capital          Global           High
                                                    Growth         Bond (c)      Appreciation     Securities      Income (c)
                                                 ------------    ------------    ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $      2,553    $      3,789    $        150    $         51    $         14
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                        (5,625)         (1,406)         (4,314)         (1,871)           (997)
     Administrative expense                              (487)           (122)           (373)           (162)            (86)
                                                 ------------    ------------    ------------    ------------    ------------

        Net investment income (loss)                   (3,559)          2,261          (4,537)         (1,982)         (1,069)


NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                               12,083          59,533          41,853          16,854           1,576
     Cost of investments sold                          16,046          59,059          50,867          19,417           1,576
                                                 ------------    ------------    ------------    ------------    ------------

        Realized gains (losses) on fund shares         (3,963)            474          (9,014)         (2,563)              -

Realized gain distributions                            39,838               -           2,244             945               -
                                                 ------------    ------------    ------------    ------------    ------------

        Net realized gains (losses)                    35,875             474          (6,770)         (1,618)              -

Change in unrealized gains (losses)                  (149,039)         (1,486)        (23,660)         (5,176)            516
                                                 ------------    ------------    ------------    ------------    ------------

        Net realized and unrealized gains
            (losses) on investments                  (113,164)         (1,012)        (30,430)         (6,794)            516
                                                 ------------    ------------    ------------    ------------    ------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $   (116,723)   $      1,249    $    (34,967)   $     (8,776)   $       (553)
                                                 ============    ============    ============    ============    ============

(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------

                                                                                                       Putnam Variable
                                                Oppenheimer Variable Account Funds Sub-Accounts       Trust Sub-Accounts
                                                 --------------------------------------------    ----------------------------
                                                  Oppenheimer    Oppenheimer
                                                  Main Street    Main Street      Oppenheimer    VT American
                                                   Growth &       Small Cap       Strategic       Government        VT Asia
                                                    Income        Growth (e)         Bond           Income          Pacific
                                                 ------------    ------------    ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $      3,268    $          -    $     12,691    $          -    $          -
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                       (10,747)           (965)         (6,317)        (30,283)         (2,518)
     Administrative expense                              (930)            (83)           (546)              -               -
                                                 ------------    ------------    ------------    ------------    ------------

        Net investment income (loss)                   (8,409)         (1,048)          5,828         (30,283)         (2,518)

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                              112,399          13,984          25,477         310,551          81,232
     Cost of investments sold                         124,695          13,972          26,215         301,051         146,347
                                                 ------------    ------------    ------------    ------------    ------------

        Realized gains (losses) on fund shares        (12,296)             12            (738)          9,500         (65,115)

Realized gain distributions                                 -               -           9,092             194          57,316
                                                 ------------    ------------    ------------    ------------    ------------

        Net realized gains (losses)                   (12,296)             12           8,354           9,694          (7,799)

Change in unrealized gains (losses)                   (72,384)          9,177           2,747         115,333         (52,835)
                                                 ------------    ------------    ------------    ------------    ------------

        Net realized and unrealized gains
            (losses) on investments                   (84,680)          9,189          11,101         125,027         (60,634)
                                                 ------------    ------------    ------------    ------------    ------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $    (93,089)   $      8,141    $     16,929    $     94,744    $    (63,152)
                                                 ============    ============    ============    ============    ============

(e)  Previously known as Oppenheimer Small Cap Growth

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------

                                                                    Putnam Variable Trust Sub-Accounts
                                                 ----------------------------------------------------------------------------

                                                                      VT        VT The George     VT Global
                                                  VT Capital      Diversified    Putnam Fund        Asset          VT Global
                                                 Appreciation       Income        of Boston       Allocation        Growth
                                                 ------------    ------------    ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $          -    $    311,453    $    105,900    $      9,505    $          -
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                        (4,030)        (67,047)        (65,175)        (16,640)        (79,151)
     Administrative expense                                 -               -               -               -               -
                                                 ------------    ------------    ------------    ------------    ------------

        Net investment income (loss)                   (4,030)        244,406          40,725          (7,135)        (79,151)

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                               41,404         277,919         441,386         234,449         519,407
     Cost of investments sold                          41,406         288,111         433,503         262,373         917,092
                                                 ------------    ------------    ------------    ------------    ------------

        Realized gains (losses) on fund shares             (2)        (10,192)          7,883         (27,924)       (397,685)

Realized gain distributions                                 -               -               -          97,712       1,437,372
                                                 ------------    ------------    ------------    ------------    ------------

        Net realized gains (losses)                        (2)        (10,192)          7,883          69,788       1,039,687

Change in unrealized gains (losses)                   (20,871)       (164,037)        (64,842)       (160,820)     (3,218,965)
                                                 ------------    ------------    ------------    ------------    ------------

        Net realized and unrealized gains
            (losses) on investments                   (20,873)       (174,229)        (56,959)        (91,032)     (2,179,278)
                                                 ------------    ------------    ------------    ------------    ------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $    (24,903)   $     70,177    $    (16,234)   $    (98,167)   $ (2,258,429)
                                                 ============    ============    ============    ============    ============

See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------------

                                                                      Putnam Variable Trust Sub-Accounts
                                                 ---------------------------------------------------------------------------------

                                                  VT Growth         VT Growth        VT Health         VT High
                                                  and Income      Opportunities       Sciences          Yield          VT Income
                                                 -------------    -------------    -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $     389,079    $           -    $           -    $     256,231    $     267,406
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                       (372,503)         (43,926)         (75,160)         (31,439)         (78,270)
     Administrative expense                                  -                -                -                -                -
                                                 -------------    -------------    -------------    -------------    -------------

        Net investment income (loss)                    16,576          (43,926)         (75,160)         224,792          189,136

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                               804,756          497,866          565,138          192,341          407,249
     Cost of investments sold                          866,680          803,983          616,546          214,531          396,325
                                                 -------------    -------------    -------------    -------------    -------------

        Realized gains (losses) on fund shares         (61,924)        (306,117)         (51,408)         (22,190)          10,924

Realized gain distributions                            286,847                -                -                -                -
                                                 -------------    -------------    -------------    -------------    -------------

        Net realized gains (losses)                    224,923         (306,117)         (51,408)         (22,190)          10,924

Change in unrealized gains (losses)                 (2,529,260)      (1,076,038)      (1,024,049)        (189,598)          55,819
                                                 -------------    -------------    -------------    -------------    -------------

        Net realized and unrealized gains
            (losses) on investments                 (2,304,337)      (1,382,155)      (1,075,457)        (211,788)          66,743
                                                 -------------    -------------    -------------    -------------    -------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $  (2,287,761)   $  (1,426,081)   $  (1,150,617)   $      13,004    $     255,879
                                                 =============    =============    =============    =============    =============

See notes to financial statements.

---------------------------------------------------------------------------------------------------------------------------------

                                                                          Putnam Variable Trust Sub-Accounts
                                                 ---------------------------------------------------------------------------------

                                                                VT International VT International
                                                VT International   Growth and          New                              VT Money
                                                    Growth           Income        Opportunities    VT Investors         Market
                                                 -------------    -------------    -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $      23,427    $      17,889    $           -    $           -    $     240,647
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                       (116,939)         (24,451)         (33,794)        (203,907)         (92,304)
     Administrative expense                                  -                -                -                -                -
                                                 -------------    -------------    -------------    -------------    -------------

        Net investment income (loss)                   (93,512)          (6,562)         (33,794)        (203,907)         148,343

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                               643,282          343,555          496,433          758,033        3,909,030
     Cost of investments sold                          891,678          404,922          879,805        1,088,700        3,909,030
                                                 -------------    -------------    -------------    -------------    -------------

        Realized gains (losses) on fund shares        (248,396)         (61,367)        (383,372)        (330,667)               -

Realized gain distributions                            955,064          107,787                -                -                -
                                                 -------------    -------------    -------------    -------------    -------------

        Net realized gains (losses)                    706,668           46,420         (383,372)        (330,667)               -

Change in unrealized gains (losses)                 (2,812,178)        (505,177)        (578,196)      (4,131,863)               -
                                                 -------------    -------------    -------------    -------------    -------------

        Net realized and unrealized gains
            (losses) on investments                 (2,105,510)        (458,757)        (961,568)      (4,462,530)               -
                                                 -------------    -------------    -------------    -------------    -------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $  (2,199,022)   $    (465,319)   $    (995,362)   $  (4,666,437)   $     148,343
                                                 =============    =============    =============    =============    =============

See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------------

                                                                          Putnam Variable Trust Sub-Accounts
                                                 ---------------------------------------------------------------------------------

                                                                                     VT OTC &
                                                    VT New           VT New          Emerging                         VT Small Cap
                                                 Opportunities        Value           Growth         VT Research         Value
                                                 -------------    -------------    -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $           -    $      14,361    $           -    $      13,345    $         168
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                       (175,753)         (31,507)         (38,726)         (66,352)         (40,742)
     Administrative expense                                  -                -                -                -                -
                                                 -------------    -------------    -------------    -------------    -------------

        Net investment income (loss)                  (175,753)         (17,146)         (38,726)         (53,007)         (40,574)

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                               873,991          226,205          326,092          317,718          605,876
     Cost of investments sold                        1,666,290          234,425          781,240          378,539          584,901
                                                 -------------    -------------    -------------    -------------    -------------

        Realized gains (losses) on fund shares        (792,299)          (8,220)        (455,148)         (60,821)          20,975

Realized gain distributions                          2,426,684           41,315                -          220,533           11,276
                                                 -------------    -------------    -------------    -------------    -------------

        Net realized gains (losses)                  1,634,385           33,095         (455,148)         159,712           32,251

Change in unrealized gains (losses)                 (6,719,016)          20,108       (1,479,065)      (1,163,206)         478,615
                                                 -------------    -------------    -------------    -------------    -------------

        Net realized and unrealized gains
            (losses) on investments                 (5,084,631)          53,203       (1,934,213)      (1,003,494)         510,866
                                                 -------------    -------------    -------------    -------------    -------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $  (5,260,384)   $      36,057    $  (1,972,939)   $  (1,056,501)   $     470,292
                                                 =============    =============    =============    =============    =============

See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------------

                                                                           Putnam Variable Trust Sub-Accounts
                                                 ---------------------------------------------------------------------------------

                                                                  VT Utilities
                                                                     Growth
                                                 VT Technology      and Income       VT Vista        VT Voyager      VT Voyager II
                                                 -------------    -------------    -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $           -    $      86,682    $           -    $     255,557    $           -
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                         (8,685)         (44,562)         (84,194)        (287,424)          (3,545)
     Administrative expense                                  -                -                -                -                -
                                                 -------------    -------------    -------------    -------------    -------------

        Net investment income (loss)                    (8,685)          42,120          (84,194)         (31,867)          (3,545)

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                               302,860          320,025          591,980        1,003,672           39,576
     Cost of investments sold                          464,679          354,763          936,673        1,566,924           58,513
                                                 -------------    -------------    -------------    -------------    -------------

        Realized gains (losses) on fund shares        (161,819)         (34,738)        (344,693)        (563,252)         (18,937)

Realized gain distributions                                  -          150,238          715,464        4,619,334                -
                                                 -------------    -------------    -------------    -------------    -------------

        Net realized gains (losses)                   (161,819)         115,500          370,771        4,056,082          (18,937)

Change in unrealized gains (losses)                   (126,280)      (1,086,042)      (3,048,984)     (10,025,495)         (58,150)
                                                 -------------    -------------    -------------    -------------    -------------

        Net realized and unrealized gains
            (losses) on investments                   (288,099)        (970,542)      (2,678,213)      (5,969,413)         (77,087)
                                                 -------------    -------------    -------------    -------------    -------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $    (296,784)   $    (928,422)   $  (2,762,407)   $  (6,001,280)   $     (80,632)
                                                 =============    =============    =============    =============    =============

See notes to financial statements.

---------------------------------------------------------------------------------------------------------

                                                            Scudder Variable Series I Sub-Accounts
                                                 --------------------------------------------------------

                                                                         Capital      Global      Growth
                                                 Balanced      Bond      Growth      Discovery  and Income
                                                 --------    --------    --------    --------    --------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $      -    $    173    $      -    $      -    $     50
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                        (6)        (24)         (3)         (3)        (22)
     Administrative expense                            (4)        (18)         (2)         (2)        (15)
                                                 --------    --------    --------    --------    --------

        Net investment income (loss)                  (10)        131          (5)         (5)         13

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                                9          38           4           4          33
     Cost of investments sold                          10          38           5           5          39
                                                 --------    --------    --------    --------    --------

        Realized gains (losses) on fund shares         (1)          -          (1)         (1)         (6)

Realized gain distributions                             -           -           -           -          93
                                                 --------    --------    --------    --------    --------

        Net realized gains (losses)                    (1)          -          (1)         (1)         87

Change in unrealized gains (losses)                   (26)         66         (40)        (71)       (657)
                                                 --------    --------    --------    --------    --------

        Net realized and unrealized gains
            (losses) on investments                   (27)         66         (41)        (72)       (570)
                                                 --------    --------    --------    --------    --------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $    (37)   $    197    $    (46)   $    (77)   $   (557)
                                                 ========    ========    ========    ========    ========

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------

                                                                                                               Scudder
                                                                                                              Variable
                                                                                                              Series II
                                                         Scudder Variable Series I Sub-Accounts              Sub-Account
                                                 --------------------------------------------------------    -----------

                                                               Large Company                21st Century
                                                International    Growth (f)    Money Market     Growth       Growth (f)
                                                 -----------    -----------    -----------    -----------    -----------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $        15    $         -    $       228    $         -    $         -
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                          (16)            (4)           (19)           (38)            (9)
     Administrative expense                              (12)            (3)           (14)           (28)            (7)
                                                 -----------    -----------    -----------    -----------    -----------

        Net investment income (loss)                     (13)            (7)           195            (66)           (16)

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                                  25          3,637         56,198          7,006             11
     Cost of investments sold                             36          4,411         56,198          9,685             13
                                                 -----------    -----------    -----------    -----------    -----------

        Realized gains (losses) on fund shares           (11)          (774)             -         (2,679)            (2)

Realized gain distributions                              714              -              -              -              -
                                                 -----------    -----------    -----------    -----------    -----------

        Net realized gains (losses)                      703           (774)             -         (2,679)            (2)

Change in unrealized gains (losses)                   (2,197)             -              -           (501)          (286)
                                                 -----------    -----------    -----------    -----------    -----------

        Net realized and unrealized gains
            (losses) on investments                   (1,494)          (774)             -         (3,180)          (288)
                                                 -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $    (1,507)   $      (781)   $       195    $    (3,246)   $      (304)
                                                 ===========    ===========    ===========    ===========    ===========


(f) On May 1, 2001 the Large Company Growth Sub-Account of the Scudder Variable Series I merged into the Growth Sub-Account of the Scudder Variable Series II

See notes to financial statements.

----------------------------------------------------------------------------------------------------------

                                                         Van Kampen Life Investment Trust Sub-Accounts
                                                  --------------------------------------------------------

                                                       LIT       LIT Domestic  LIT Emerging     LIT Money
                                                    Comstock      Income (c)      Growth        Market (c)
                                                  -----------    -----------    -----------    -----------
NET INVESTMENT INCOME (LOSS)
Dividends                                         $         -    $        30    $       103    $    17,462
Charges from Allstate Life Insurance Company
  of New York:
     Mortality and expense risk                        (2,426)          (223)        (2,373)        (7,032)
     Administrative expense                              (210)           (19)          (205)          (608)
                                                  -----------    -----------    -----------    -----------

         Net investment income (loss)                  (2,636)          (212)        (2,475)         9,822

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                               30,433            751          9,658        873,351
     Cost of investments sold                          32,480            740         12,122        873,351
                                                  -----------    -----------    -----------    -----------

         Realized gains (losses) on fund shares        (2,047)            11         (2,464)             -

Realized gain distributions                                29              -              -              -
                                                  -----------    -----------    -----------    -----------

         Net realized gains (losses)                   (2,018)            11         (2,464)             -

Change in unrealized gains (losses)                   (22,066)           662        (57,203)             -
                                                  -----------    -----------    -----------    -----------

         Net realized and unrealized gains

             (losses) on investments                  (24,084)           673        (59,667)             -
                                                  -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                   $   (26,720)   $       461    $   (62,142)   $     9,822
                                                  ===========    ===========    ===========    ===========

(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

See notes to financial statements.

-------------------------------------------------------------------------------------------

                                                  Wells Fargo Variable Trust Sub-Accounts
                                               --------------------------------------------

                                                Wells Fargo     Wells Fargo
                                                 VT Asset        VT Equity     Wells Fargo
                                                Allocation        Income        VT Growth
                                               ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS)
Dividends                                      $      1,065    $        665    $          4
Charges from Allstate Life Insurance Company
  of New York:
   Mortality and expense risk                          (673)           (693)           (260)
   Administrative expense                               (58)            (60)            (22)
                                               ------------    ------------    ------------

     Net investment income (loss)                       334             (88)           (278)

NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
   Proceeds from sales                                1,557           1,380             288
   Cost of investments sold                           1,645           1,479             346
                                               ------------    ------------    ------------

     Realized gains (losses) on fund shares             (88)            (99)            (58)

Realized gain distributions                           1,978           1,912           2,663
                                               ------------    ------------    ------------

     Net realized gains (losses)                      1,890           1,813           2,605

Change in unrealized gains (losses)                  (3,348)         (5,590)         (7,135)
                                               ------------    ------------    ------------

     Net realized and unrealized gains
         (losses) on investments                     (1,458)         (3,777)         (4,530)
                                               ------------    ------------    ------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                $     (1,124)   $     (3,865)   $     (4,808)
                                               ============    ============    ============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2001

------------------------------------------------------------------------------------------------------------------------------------

                                                                    AIM Variable Insurance Funds Sub-Accounts
                                             ---------------------------------------------------------------------------------------

                                                                                                                        AIM V.I.
                                                AIM V.I. Aggressive Growth               AIM V.I. Balanced             Basic Value
                                             --------------------------------    --------------------------------    ---------------

                                                  2001              2000              2001              2000            2001 (a)
                                             --------------    --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $      (46,724)   $      (24,354)   $       60,072    $       (8,087)   $         (467)
Net realized gains (losses)                        (252,034)           (5,053)          (65,714)            4,342               136
Change in unrealized gains (losses)                (884,098)         (463,486)         (533,781)         (125,980)           36,092
                                             --------------    --------------    --------------    --------------    --------------

Increase (decrease) in net assets
     from operations                             (1,182,856)         (492,893)         (539,423)         (129,725)           35,761
                                             --------------    --------------    --------------    --------------    --------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                            808,838         3,095,064         2,956,894         2,327,512           281,572
Benefit payments                                     (1,384)           (8,374)          (73,601)          (31,653)               --
Payments on termination                            (238,836)          (67,938)         (222,882)          (77,525)           (3,745)
Contract maintenance charge                          (1,785)             (705)           (1,321)             (471)               --
Transfers among the sub-accounts
     and with the Fixed Account - net               852,013         1,096,190         2,417,322           467,675           386,840
                                             --------------    --------------    --------------    --------------    --------------

Increase (decrease) in net assets
     from capital transactions                    1,418,846         4,114,237         5,076,412         2,685,538           664,667
                                             --------------    --------------    --------------    --------------    --------------

INCREASE (DECREASE) IN NET ASSETS                   235,990         3,621,344         4,536,989         2,555,813           700,428

NET ASSETS AT BEGINNING OF PERIOD                 3,798,448           177,104         2,639,813            84,000                --
                                             --------------    --------------    --------------    --------------    --------------

NET ASSETS AT END OF PERIOD                  $    4,034,438    $    3,798,448    $    7,176,802    $    2,639,813    $      700,428
                                             ==============    ==============    ==============    ==============    ==============

UNITS OUTSTANDING
  Units outstanding at beginning of period          329,923            12,661           263,143             6,382                --
     Units issued                                   261,434           326,667           655,085           272,770            62,838
     Units redeemed                                (103,685)           (9,405)          (89,317)          (16,009)             (339)
                                             --------------    --------------    --------------    --------------    --------------
  Units outstanding at end of period                487,672           329,923           828,911           263,143            62,499
                                             ==============    ==============    ==============    ==============    ==============

(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                    AIM Variable Insurance Funds Sub-Accounts
                                             ---------------------------------------------------------------------------------------

                                                 AIM V.I. Blue Chip      AIM V.I. Capital Appreciation  AIM V.I. Capital Development
                                             --------------------------  -----------------------------  ----------------------------

                                                 2001           2000          2001            2000           2001           2000
                                             -----------    -----------  -------------    ------------  ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $   (61,710)   $   (14,295)   $  (140,314)   $  (161,982)   $   (12,182)   $    (5,425)
Net realized gains (losses)                     (168,393)        (1,548)       530,114        629,220        (21,608)           923
Change in unrealized gains (losses)             (982,769)      (338,853)    (3,450,358)    (2,222,681)       (66,005)       (19,087)
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from operations                          (1,212,872)      (354,696)    (3,060,558)    (1,755,443)       (99,795)       (23,589)
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                       2,212,603      3,441,906      1,509,267      4,239,553        155,479        557,808
Benefit payments                                 (38,249)       (18,206)       (49,227)      (179,250)        (4,188)        (7,662)
Payments on termination                         (315,120)       (31,179)      (663,396)      (562,428)       (28,230)        (3,251)
Contract maintenance charge                       (2,886)          (593)        (3,939)        (2,935)          (237)          (201)
Transfers among the sub-accounts
     and with the Fixed Account - net          2,359,370        673,362        667,733        777,178        143,108        362,282
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from capital transactions                 4,215,718      4,065,290      1,460,438      4,272,118        265,932        908,976
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS              3,002,846      3,710,594     (1,600,120)     2,516,675        166,137        885,387

NET ASSETS AT BEGINNING OF PERIOD              3,710,594             --     11,606,356      9,089,681        931,402         46,015
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                  $ 6,713,440    $ 3,710,594    $10,006,236    $11,606,356    $ 1,097,539    $   931,402
                                             ===========    ===========    ===========    ===========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period       419,485             --        776,953        425,748         78,882          3,948
     Units issued                                742,441        431,341        399,091        405,917         46,041         76,875
     Units redeemed                             (170,265)       (11,856)      (160,438)       (54,712)       (21,869)        (1,941)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period             991,661        419,485      1,015,606        776,953        103,054         78,882
                                             ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                  AIM Variable Insurance Funds Sub-Accounts
                                           -----------------------------------------------------------------------------------------

                                             AIM V.I. Dent Demographics   AIM V.I. Diversified Income     AIM V.I. Global Utilities
                                             --------------------------   ---------------------------    ---------------------------

                                                 2001           2000           2001          2000            2001           2000
                                             -----------    -----------   ------------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $   (22,893)   $   (10,953)   $   187,321    $   127,433    $       910    $    (3,247)
Net realized gains (losses)                     (169,464)        (2,737)       (44,961)       (35,249)       148,633        107,348
Change in unrealized gains (losses)             (559,190)      (374,174)       (82,667)       (96,931)      (919,376)      (212,820)
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from operations                            (751,547)      (387,864)        59,693         (4,747)      (769,833)      (108,719)
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                         528,473      1,613,962        352,971        493,606        505,367        939,124
Benefit payments                                 (10,247)            --        (21,904)       (31,234)        (8,713)       (24,364)
Payments on termination                         (126,769)       (28,270)      (232,519)      (211,454)       (86,748)      (151,438)
Contract maintenance charge                         (788)          (314)          (580)          (374)          (764)          (622)
Transfers among the sub-accounts
     and with the Fixed Account - net            613,004        569,620        509,831       (197,479)       376,165        204,829
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from capital transactions                 1,003,673      2,154,998        607,799         53,065        785,307        967,529
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                252,126      1,767,134        667,492         48,318         15,474        858,810

NET ASSETS AT BEGINNING OF PERIOD              1,767,134             --      2,691,436      2,643,118      2,113,433      1,254,623
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                  $ 2,019,260    $ 1,767,134    $ 3,358,928    $ 2,691,436    $ 2,128,907    $ 2,113,433
                                             ===========    ===========    ===========    ===========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period       223,446             --        238,023        227,201        140,889         61,408
     Units issued                                227,024        229,630        119,912         71,930        131,222         92,122
     Units redeemed                              (70,922)        (6,184)       (55,107)       (61,108)       (36,834)       (12,641)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period             379,548        223,446        302,828        238,023        235,277        140,889
                                             ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                    AIM Variable Insurance Funds Sub-Accounts
                                             ---------------------------------------------------------------------------------------

                                                AIM V. I. Government
                                                      Securities                AIM V.I. Growth           AIM V.I. Growth and Income
                                             --------------------------    --------------------------    ---------------------------

                                                 2001           2000           2001           2000           2001           2000
                                             -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $   104,783    $    54,651    $   (99,516)   $  (162,177)   $  (207,568)   $  (227,048)
Net realized gains (losses)                       12,751         (7,404)      (749,695)       517,691       (409,174)       853,355
Change in unrealized gains (losses)               12,089         59,552     (3,155,400)    (3,296,886)    (3,845,601)    (3,670,838)
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from operations                             129,623        106,799     (4,004,611)    (2,941,372)    (4,462,343)    (3,044,531)
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                       1,080,670        470,387      1,272,554      3,934,988      1,966,930      4,333,808
Benefit payments                                 (14,303)       (52,281)       (65,622)       (67,809)       (87,809)      (164,526)
Payments on termination                         (106,819)       (44,135)      (595,275)      (530,390)    (1,077,947)      (879,872)
Contract maintenance charge                         (592)          (459)        (4,024)        (2,997)        (5,929)        (4,411)
Transfers among the sub-accounts
     and with the Fixed Account - net          2,489,156        (50,599)       421,426        638,703      1,441,731      1,260,810
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from capital transactions                 3,448,112        322,913      1,029,059      3,972,495      2,236,976      4,545,809
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS              3,577,735        429,712     (2,975,552)     1,031,123     (2,225,367)     1,501,278

NET ASSETS AT BEGINNING OF PERIOD              1,643,632      1,213,920     10,711,917      9,680,794     17,073,247     15,571,969
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                  $ 5,221,367    $ 1,643,632    $ 7,736,365    $10,711,917    $14,847,880    $17,073,247
                                             ===========    ===========    ===========    ===========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period       139,832        108,494        730,340        383,214      1,044,184        645,133
     Units issued                                336,088         53,268        405,950        394,745        576,854        476,836
     Units redeemed                              (29,206)       (21,930)      (182,435)       (47,619)      (206,605)       (77,785)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period             446,714        139,832        953,855        730,340      1,414,433      1,044,184
                                             ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                  AIM Variable Insurance Funds Sub-Accounts
                                             ---------------------------------------------------------------------------------------

                                                                                                                      AIM V.I. Mid
                                                     AIM V.I. High Yield           AIM V.I. International Equity       Cap Equity
                                             --------------------------------    --------------------------------    ---------------

                                                   2001             2000              2001              2000             2001 (a)
                                             --------------    --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $       87,382    $       32,512    $      (50,153)   $      (62,936)   $          (25)
Net realized gains (losses)                         (20,523)           (3,859)         (156,226)          415,734                25
Change in unrealized gains (losses)                (106,627)          (69,958)       (1,207,639)       (2,076,303)            5,204
                                             --------------    --------------    --------------    --------------    --------------

Increase (decrease) in net assets
     from operations                                (39,768)          (41,305)       (1,414,018)       (1,723,505)            5,204
                                             --------------    --------------    --------------    --------------    --------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                            367,010           291,838           927,767         2,141,156            47,653
Benefit payments                                     (2,965)          (28,362)          (42,473)         (130,710)               --
Payments on termination                             (22,143)           (2,348)         (320,452)         (159,113)             (510)
Contract maintenance charge                            (117)              (41)           (1,708)             (898)               --
Transfers among the sub-accounts
     and with the Fixed Account - net               216,789            35,220             5,107           331,968            66,818
                                             --------------    --------------    --------------    --------------    --------------

Increase (decrease) in net assets
     from capital transactions                      558,574           296,307           568,241         2,182,403           113,961
                                             --------------    --------------    --------------    --------------    --------------

INCREASE (DECREASE) IN NET ASSETS                   518,806           255,002          (845,777)          458,898           119,165

NET ASSETS AT BEGINNING OF PERIOD                   272,430            17,428         5,294,944         4,836,046                --
                                             --------------    --------------    --------------    --------------    --------------

NET ASSETS AT END OF PERIOD                  $      791,236    $      272,430    $    4,449,167    $    5,294,944    $      119,165
                                             ==============    ==============    ==============    ==============    ==============

UNITS OUTSTANDING
  Units outstanding at beginning of period           33,671             1,751           416,531           220,690                --
     Units issued                                    88,096            38,062           195,965           225,943            10,533
     Units redeemed                                 (17,789)           (6,142)          (96,768)          (30,102)              (45)
                                             --------------    --------------    --------------    --------------    --------------
  Units outstanding at end of period                103,978            33,671           515,728           416,531            10,488
                                             ==============    ==============    ==============    ==============    ==============

(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                    AIM Variable Insurance Funds Sub-Accounts
                                             ---------------------------------------------------------------------------------------

                                                AIM V.I. Money Market      AIM V.I. New Technology (b)         AIM V.I. Value
                                             --------------------------    --------------------------    ---------------------------

                                                 2001           2000           2001           2000           2001           2000
                                             -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $    64,495    $    57,187    $    16,164    $   (13,816)   $  (302,649)   $  (326,638)
Net realized gains (losses)                           --             --        524,033        212,829        (26,346)     1,524,916
Change in unrealized gains (losses)                   --             --     (1,585,393)    (1,129,394)    (3,362,318)    (5,608,496)
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from operations                              64,495         57,187     (1,045,196)      (930,381)    (3,691,313)    (4,410,218)
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                       1,107,548        575,101        445,568      1,981,414      3,758,845      8,090,242
Benefit payments                                      --        (21,172)       (16,004)            --       (193,093)      (185,910)
Payments on termination                         (954,907)      (391,345)       (79,608)       (13,711)    (1,714,199)    (1,363,155)
Contract maintenance charge                         (731)          (281)          (757)          (426)       (13,731)        (9,257)
Transfers among the sub-accounts
     and with the Fixed Account - net          3,415,378       (262,860)       468,829        807,328      1,454,287        332,070
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from capital transactions                 3,567,288       (100,557)       818,028      2,774,605      3,292,109      6,863,990
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS              3,631,783        (43,370)      (227,168)     1,844,224       (399,204)     2,453,772

NET ASSETS AT BEGINNING OF PERIOD              1,534,214      1,577,584      1,844,224             --     24,749,994     22,296,222
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                  $ 5,165,997    $ 1,534,214    $ 1,617,056    $ 1,844,224    $24,350,790    $24,749,994
                                             ===========    ===========    ===========    ===========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period       132,697        137,432         91,168             --      1,647,565        987,077
     Units issued                                615,220        173,613         87,100         93,360        845,551        818,141
     Units redeemed                             (287,805)      (178,348)       (24,257)        (2,192)      (310,210)      (157,653)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period             460,112        132,697        154,011         91,168      2,182,906      1,647,565
                                             ===========    ===========    ===========    ===========    ===========    ===========

(b)  Previously known as AIM V.I. Telecommunications

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                        Dreyfus Variable Investment
                                                   Delaware Group Premium Fund, Inc. Sub-Accounts              Fund Sub-Account
                                            ---------------------------------------------------------   ----------------------------

                                            Delaware GP Small Cap Value         Delaware GP Trend         VIF Capital Appreciation
                                            ---------------------------    --------------------------   ----------------------------

                                                 2001         2000 (g)         2001         2000 (g)         2001         2000 (g)
                                            ------------    -----------    -----------    -----------   ------------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $    (2,021)   $      (254)   $    (1,636)   $      (170)   $       178    $        42
Net realized gains (losses)                        1,481              5         (5,989)            (9)          (102)           126
Change in unrealized gains (losses)               38,503          7,895         (3,762)        (6,949)       (12,676)          (656)
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from operations                              37,963          7,646        (11,387)        (7,128)       (12,600)          (488)
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                         394,804         73,608        160,988         57,969        226,963          7,500
Benefit payments                                      --             --           (919)            --             --             --
Payments on termination                           (5,105)            --         (3,735)            --             --             --
Contract maintenance charge                          (27)           (13)           (12)            (8)            (5)            (2)
Transfers among the sub-accounts
     and with the Fixed Account - net             71,557          2,268         (8,713)           256         21,234          5,756
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from capital transactions                   461,229         75,863        147,609         58,217        248,192         13,254
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                499,192         83,509        136,222         51,089        235,592         12,766

NET ASSETS AT BEGINNING OF PERIOD                 83,509             --         51,089             --         12,766             --
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                  $   582,701    $    83,509    $   187,311    $    51,089    $   248,358    $    12,766
                                             ===========    ===========    ===========    ===========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period         7,204             --          5,514             --          1,285             --
     Units issued                                 41,866          7,205         22,011          5,515         26,640          1,286
     Units redeemed                               (3,555)            (1)        (3,341)            (1)            --             (1)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period              45,515          7,204         24,184          5,514         27,925          1,285
                                             ===========    ===========    ===========    ===========    ===========    ===========

(g)  For the Period Beginning on May 22, 2000 and Ended December 31, 2000

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                             Dreyfus Socially Responsible      Dreyfus Stock Index       Fidelity Variable Insurance
                                            Growth Fund, Inc. Sub-Account        Fund Sub-Account         Products Fund Sub-Accounts
                                            -----------------------------  --------------------------    ---------------------------

                                                  Dreyfus Socially
                                                 Responsible Growth         Dreyfus Stock Index Fund            VIP Contrafund
                                            -----------------------------  --------------------------    ---------------------------

                                                 2001          2000 (g)        2001         2000 (g)         2001         2000 (g)
                                            ------------    -------------  -----------    -----------    -----------    ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $    (2,164)   $       599    $     1,062    $      (141)   $    (3,776)   $      (427)
Net realized gains (losses)                       (2,944)           (14)         3,030          3,991         (1,046)            (9)
Change in unrealized gains (losses)              (41,153)        (8,346)       (74,758)       (18,356)       (29,597)        (4,207)
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from operations                             (46,261)        (7,761)       (70,666)       (14,506)       (34,419)        (4,643)
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                         177,291        109,081      1,217,251        282,927        509,803        187,166
Benefit payments                                      --             --             --             --             --             --
Payments on termination                           (5,630)          (525)       (37,553)            --        (13,237)            --
Contract maintenance charge                          (55)           (16)           (69)           (40)           (79)           (28)
Transfers among the sub-accounts
     and with the Fixed Account - net              5,269          1,616        137,985         (3,240)        80,555          4,538
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from capital transactions                   176,875        110,156      1,317,614        279,647        577,042        191,676
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                130,614        102,395      1,246,948        265,141        542,623        187,033

NET ASSETS AT BEGINNING OF PERIOD                102,395             --        265,141             --        187,033             --
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                  $   233,009    $   102,395    $ 1,512,089    $   265,141    $   729,656    $   187,033
                                             ===========    ===========    ===========    ===========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period        11,070             --         28,181             --         18,922             --
     Units issued                                 23,323         11,134        168,774         28,250         75,144         18,924
     Units redeemed                               (1,442)           (64)       (11,620)           (69)        (7,640)            (2)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period              32,951         11,070        185,335         28,181         86,426         18,922
                                             ===========    ===========    ===========    ===========    ===========    ===========

(g)  For the Period Beginning on May 22, 2000 and Ended December 31, 2000

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                            Fidelity Variable Insurance Products Fund Sub-Accounts
                                             ---------------------------------------------------------------------------------------

                                                  VIP Equity-Income                 VIP Growth             VIP Growth Opportunities
                                             --------------------------    --------------------------    ---------------------------

                                                 2001         2000 (g)        2001          2000 (g)         2001         2000 (g)
                                             -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $    (4,399)   $       (31)   $    (8,526)   $      (397)   $    (1,195)   $      (114)
Net realized gains (losses)                        1,704             --         19,660           (159)        (2,847)            (7)
Change in unrealized gains (losses)              (20,333)           708        (91,779)        (7,245)        (8,056)        (3,914)
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from operations                             (23,028)           677        (80,645)        (7,801)       (12,098)        (4,035)
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                         930,136         15,706      1,057,551        361,134        158,576         48,229
Benefit payments                                      --             --             --             --         (1,123)            --
Payments on termination                           (9,615)            --         (9,466)           370         (6,898)            --
Contract maintenance charge                          (25)            (3)           (61)           (54)           (24)            (7)
Transfers among the sub-accounts
     and with the Fixed Account - net             82,344          1,509        159,165           (214)         2,200            190
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from capital transactions                 1,002,840         17,212      1,207,189        361,236        152,731         48,412
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                979,812         17,889      1,126,544        353,435        140,633         44,377

NET ASSETS AT BEGINNING OF PERIOD                 17,889             --        353,435             --         44,377             --
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                  $   997,701    $    17,889    $ 1,479,979    $   353,435    $   185,010    $    44,377
                                             ===========    ===========    ===========    ===========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period         1,655             --         40,135             --          4,746             --
     Units issued                                100,657          1,655        166,829         40,430         21,218          4,747
     Units redeemed                               (3,967)            --         (4,807)          (295)        (2,548)            (1)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period              98,345          1,655        202,157         40,135         23,416          4,746
                                             ===========    ===========    ===========    ===========    ===========    ===========

(g)  For the Period Beginning on May 22, 2000 and Ended December 31, 2000

See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------------

                                                             Fidelity Variable Insurance Products Fund Sub-Accounts
                                             -------------------------------------------------------------------------------------

                                                                                      VIP
                                                     VIP High Income               Index 500          VIP Investment Grade Bond
                                             --------------------------------   --------------    --------------------------------

                                                  2001             2000 (h)         2001 (c)           2001            2000 (h)
                                             --------------    --------------   --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $         (614)   $           --   $       (2,452)   $       (1,420)   $           --
Net realized gains (losses)                            (502)               --           (1,063)              119                --
Change in unrealized gains (losses)                  (4,227)                1          (16,883)            7,805                 1
                                             --------------    --------------   --------------    --------------    --------------

Increase (decrease) in net assets
     from operations                                 (5,343)                1          (20,398)            6,504                 1
                                             --------------    --------------   --------------    --------------    --------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                            161,041               275          370,744           295,081             1,375
Benefit payments                                         --                --               --                --                --
Payments on termination                              (1,343)               --               --            (5,643)               --
Contract maintenance charge                              (1)               --               (6)               (7)               --
Transfers among the sub-accounts
     and with the Fixed Account - net                (4,034)               --          179,885               254                --
                                             --------------    --------------   --------------    --------------    --------------

Increase (decrease) in net assets
     from capital transactions                      155,663               275          550,623           289,685             1,375
                                             --------------    --------------   --------------    --------------    --------------

INCREASE (DECREASE) IN NET ASSETS                   150,320               276          530,225           296,189             1,376

NET ASSETS AT BEGINNING OF PERIOD                       276                --               --             1,376                --
                                             --------------    --------------   --------------    --------------    --------------

NET ASSETS AT END OF PERIOD                  $      150,596    $          276   $      530,225    $      297,565    $        1,376
                                             ==============    ==============   ==============    ==============    ==============

UNITS OUTSTANDING
  Units outstanding at beginning of period               33                --               --               132                --
     Units issued                                    21,331                33           68,577            27,068               132
     Units redeemed                                    (782)               --           (1,006)             (582)               --
                                             --------------    --------------   --------------    --------------    --------------
  Units outstanding at end of period                 20,582                33           67,571            26,618               132
                                             ==============    ==============   ==============    ==============    ==============

(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

(h)  For the Period Beginning on July 19, 2000 and Ended December 31, 2000

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                             Fidelity Variable Insurance     Franklin Templeton Variable Insurance Products Trust
                                             Products Fund Sub-Accounts                           Sub-Accounts
                                             --------------------------    --------------------------------------------------------

                                                                                                          Templeton International
                                                    VIP Overseas            Templeton Asset Strategy              Securities
                                             --------------------------    --------------------------    --------------------------

                                                 2001         2000 (g)         2001         2000 (g)         2001         2000 (g)
                                             -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $       486    $      (100)   $      (335)   $        (4)   $     2,575    $      (164)
Net realized gains (losses)                        3,564             (6)         3,037             --         40,942             (3)
Change in unrealized gains (losses)              (43,271)        (2,685)        (9,413)           210        (71,378)         1,660
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from operations                             (39,221)        (2,791)        (6,711)           206        (27,861)         1,493
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                         288,485         47,864        131,265          6,390        312,061         81,439
Benefit payments                                      --             --             --             --             --             --
Payments on termination                           (2,726)            --           (113)            --            423             --
Contract maintenance charge                          (39)            (7)            (2)            (1)           (39)           (13)
Transfers among the sub-accounts
     and with the Fixed Account - net             97,070          1,214         (1,643)            --         25,232             --
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from capital transactions                   382,790         49,071        129,507          6,389        337,677         81,426
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                343,569         46,280        122,796          6,595        309,816         82,919

NET ASSETS AT BEGINNING OF PERIOD                 46,280             --          6,595             --         82,919             --
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                  $   389,849    $    46,280    $   129,391    $     6,595    $   392,735    $    82,919
                                             ===========    ===========    ===========    ===========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period         4,972             --            632             --          7,881             --
     Units issued                                 50,433          5,005         13,495            632         37,708          7,882
     Units redeemed                                 (702)           (33)          (193)            --           (590)            (1)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period              54,703          4,972         13,934            632         44,999          7,881
                                             ===========    ===========    ===========    ===========    ===========    ===========

(g)  For the Period Beginning on May 22, 2000 and Ended December 31, 2000

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                   HSBC Variable Insurance Funds Sub-Accounts
                                             --------------------------------------------------------------------------------------

                                               HSBC VI Cash Management        HSBC VI Fixed Income         HSBC VI Growth & Income
                                             --------------------------    --------------------------    --------------------------

                                                 2001         2000 (i)         2001         2000 (i)         2001         2000 (i)
                                             -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $     6,303    $     1,708    $     4,335    $       103    $    (9,583)   $      (823)
Net realized gains (losses)                           --             --            (46)             1         (2,618)             6
Change in unrealized gains (losses)                   --             --         (2,864)            --       (169,501)         2,809
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from operations                               6,303          1,708          1,425            104       (181,702)         1,992
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                       1,083,263        211,348        453,128         19,963      1,270,715        368,763
Benefit payments                                      --             --             --             --             --             --
Payments on termination                          (51,743)        (3,000)        (6,582)            --        (30,641)          (700)
Contract maintenance charge                          (83)           (24)           (52)            (4)          (223)           (57)
Transfers among the sub-accounts
     and with the Fixed Account - net           (107,740)       (55,064)        65,986          5,332         91,429          3,300
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from capital transactions                   923,697        153,260        512,480         25,291      1,331,280        371,306
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                930,000        154,968        513,905         25,395      1,149,578        373,298

NET ASSETS AT BEGINNING OF PERIOD                154,968             --         25,395             --        373,298             --
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                  $ 1,084,968    $   154,968    $   539,300    $    25,395    $ 1,522,876    $   373,298
                                             ===========    ===========    ===========    ===========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period        15,211             --          2,487             --         36,688             --
     Units issued                                162,903         21,050         50,126          2,619        151,716         36,782
     Units redeemed                              (72,985)        (5,839)        (1,375)          (132)        (5,522)           (94)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period             105,129         15,211         51,238          2,487        182,882         36,688
                                             ===========    ===========    ===========    ===========    ===========    ===========

(i)  For the Period Beginning on May 30, 2000 and Ended December 31, 2000

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                    MFS Variable Insurance Trust Sub-Accounts
                                             --------------------------------------------------------------------------------------

                                                                                              MFS
                                                                                           Investors
                                               MFS Bond           MFS High Income            Trust            MFS New Discovery
                                             -----------------------------------------    -----------    --------------------------

                                               2001 (c)         2001         2000 (h)       2001 (d)         2001         2000 (h)
                                             -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $      (281)   $       166    $        --    $    (1,278)   $    (1,201)   $       (50)
Net realized gains (losses)                          365           (516)            --           (681)           (82)             2
Change in unrealized gains (losses)                6,210         (2,722)            (1)        (8,313)         1,200          5,017
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from operations                               6,294         (3,072)            (1)       (10,272)           (83)         4,969
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                         234,755         92,761          1,000        246,852         83,494         56,299
Benefit payments                                      --             --             --             --             --             --
Payments on termination                             (571)            --             --           (470)        (1,196)            --
Contract maintenance charge                           --             (8)            --             --              9             (9)
Transfers among the sub-accounts
     and with the Fixed Account - net            (36,753)         5,436             --        (13,479)        17,988             --
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from capital transactions                   197,431         98,189          1,000        232,903        100,295         56,290
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                203,725         95,117            999        222,631        100,212         61,259

NET ASSETS AT BEGINNING OF PERIOD                     --            999             --             --         61,259             --
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                  $   203,725    $    96,116    $       999    $   222,631    $   161,471    $    61,259
                                             ===========    ===========    ===========    ===========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period            --            108             --             --          6,891             --
     Units issued                                 24,096         10,230            108         31,465         13,463          6,892
     Units redeemed                               (5,825)            --             --         (3,905)          (985)            (1)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period              18,271         10,338            108         27,560         19,369          6,891
                                             ===========    ===========    ===========    ===========    ===========    ===========

(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

(d)  Previously known as MFS Growth with Income

(h)  For the Period Beginning on July 19, 2000 and Ended December 31, 2000

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                Oppenheimer Variable Account Funds Sub-Accounts
                                             --------------------------------------------------------------------------------------

                                                                                  Oppenheimer
                                               Oppenheimer Aggressive Growth          Bond          Appreciation Oppenheimer Capital
                                             --------------------------------    --------------    --------------------------------

                                                  2001            2000 (g)          2001 (c)            2001            2000 (h)
                                             --------------    --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $       (3,559)   $         (157)   $        2,261    $       (4,537)   $           --
Net realized gains (losses)                          35,875              (278)              474            (6,770)               --
Change in unrealized gains (losses)                (149,039)          (15,250)           (1,486)          (23,660)               (8)
                                             --------------    --------------    --------------    --------------    --------------

Increase (decrease) in net assets
     from operations                               (116,723)          (15,685)            1,249           (34,967)               (8)
                                             --------------    --------------    --------------    --------------    --------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                            853,299           111,267           253,459           861,009               825
Benefit payments                                         --                --                --                --                --
Payments on termination                              (5,174)              507            (1,195)           (3,827)               --
Contract maintenance charge                             (93)              (15)               (7)               (4)               --
Transfers among the sub-accounts
     and with the Fixed Account - net                24,574               841            26,349            10,196                --
                                             --------------    --------------    --------------    --------------    --------------

Increase (decrease) in net assets
     from capital transactions                      872,606           112,600           278,606           867,374               825
                                             --------------    --------------    --------------    --------------    --------------

INCREASE (DECREASE) IN NET ASSETS                   755,883            96,915           279,855           832,407               817

NET ASSETS AT BEGINNING OF PERIOD                    96,915                --                --               817                --
                                             --------------    --------------    --------------    --------------    --------------

NET ASSETS AT END OF PERIOD                  $      852,798    $       96,915    $      279,855    $      833,224    $          817
                                             ==============    ==============    ==============    ==============    ==============

UNITS OUTSTANDING
  Units outstanding at beginning of period           10,578                --                --                91                --
     Units issued                                   129,483            10,749            27,141           113,464                91
     Units redeemed                                  (2,907)             (171)           (1,365)           (5,666)               --
                                             --------------    --------------    --------------    --------------    --------------
  Units outstanding at end of period                137,154            10,578            25,776           107,889                91
                                             ==============    ==============    ==============    ==============    ==============

(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

(g)  For the Period Beginning on May 22, 2000 and Ended December 31, 2000

(h)  For the Period Beginning on July 19, 2000 and Ended December 31, 2000

See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------------

                                                                Oppenheimer Variable Account Funds Sub-Accounts
                                             -------------------------------------------------------------------------------------

                                                                                 Oppenheimer          Oppenheimer Main Street
                                               Oppenheimer Global Securities     High Income              Growth & Income
                                             --------------------------------   --------------    --------------------------------

                                                  2001            2000 (g)         2001 (c)            2001            2000 (g)
                                             --------------    --------------   --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $       (1,982)   $           --   $       (1,069)   $       (8,409)   $       (1,134)
Net realized gains (losses)                          (1,618)               --               --           (12,296)              (30)
Change in unrealized gains (losses)                  (5,176)               --              516           (72,384)          (22,673)
                                             --------------    --------------   --------------    --------------    --------------

Increase (decrease) in net assets
     from operations                                 (8,776)               --             (553)          (93,089)          (23,837)
                                             --------------    --------------   --------------    --------------    --------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                            336,170                --          220,110         1,174,543           350,007
Benefit payments                                         --                --               --                --                --
Payments on termination                                (661)               --               --           (32,884)             (525)
Contract maintenance charge                              --                --               --              (150)              (50)
Transfers among the sub-accounts
     and with the Fixed Account - net                16,790                --            4,839            47,642             2,286
                                             --------------    --------------   --------------    --------------    --------------

Increase (decrease) in net assets
     from capital transactions                      352,299                --          224,949         1,189,151           351,718
                                             --------------    --------------   --------------    --------------    --------------

INCREASE (DECREASE) IN NET ASSETS                   343,523                --          224,396         1,096,062           327,881

NET ASSETS AT BEGINNING OF PERIOD                        --                --               --           327,881                --
                                             --------------    --------------   --------------    --------------    --------------

NET ASSETS AT END OF PERIOD                  $      343,523    $           --   $      224,396    $    1,423,943    $      327,881
                                             ==============    ==============   ==============    ==============    ==============

UNITS OUTSTANDING
  Units outstanding at beginning of period               --                --               --            35,354                --
     Units issued                                    43,096                --           23,571           153,342            35,433
     Units redeemed                                  (2,021)               --               (1)          (15,622)              (79)
                                             --------------    --------------   --------------    --------------    --------------
  Units outstanding at end of period                 41,075                --           23,570           173,074            35,354
                                             ==============    ==============   ==============    ==============    ==============

(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

(g)  For the Period Beginning on May 22, 2000 and Ended December 31, 2000

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                              Putnam Variable
                                                 Oppenheimer Variable Account Funds Sub-Accounts             Trust Sub-Accounts
                                             --------------------------------------------------------    --------------------------

                                              Oppenheimer Main Street                                      VT American Government
                                                Small Cap Growth (e)       Oppenheimer Strategic Bond               Income
                                             --------------------------    --------------------------    --------------------------

                                                 2001         2000 (g)         2001         2000 (g)         2001         2000 (j)
                                             -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $    (1,048)   $        (1)   $     5,828    $      (166)   $   (30,283)   $     8,793
Net realized gains (losses)                           12             --          8,354             (1)         9,694          3,750
Change in unrealized gains (losses)                9,177            (78)         2,747            207        115,333            717
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from operations                               8,141            (79)        16,929             40         94,744         13,260
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                         183,252          2,175        950,117         89,566      1,707,591        273,399
Benefit payments                                      --             --             --             --        (86,476)            --
Payments on termination                           (2,697)            --        (15,792)            --       (133,180)          (539)
Contract maintenance charge                          (11)            --            (43)           (14)            73            (73)
Transfers among the sub-accounts
     and with the Fixed Account - net              1,488             --        (12,237)           500      2,775,602        192,136
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from capital transactions                   182,032          2,175        922,045         90,052      4,263,610        464,923
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                190,173          2,096        938,974         90,092      4,358,354        478,183

NET ASSETS AT BEGINNING OF PERIOD                  2,096             --         90,092             --        478,183             --
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                  $   192,269    $     2,096    $ 1,029,066    $    90,092    $ 4,836,537    $   478,183
                                             ===========    ===========    ===========    ===========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period           240             --          8,730             --         43,020             --
     Units issued                                 22,505            240         94,439          8,741        450,174         43,339
     Units redeemed                                 (358)            --         (6,856)           (11)       (79,459)          (319)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period              22,387            240         96,313          8,730        413,735         43,020
                                             ===========    ===========    ===========    ===========    ===========    ===========

(e)  Previously known as Oppenheimer Small Cap Growth

(g)  For the Period Beginning on May 22, 2000 and Ended December 31, 2000

(j)  For the Period Beginning on February 1, 2000 and Ended December 31, 2000

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                       Putnam Variable Trust Sub-Accounts
                                             --------------------------------------------------------------------------------------

                                                   VT Asia Pacific          VT Capital Appreciation        VT Diversified Income
                                             --------------------------    --------------------------    --------------------------

                                                 2001           2000           2001         2000 (k)         2001           2000
                                             -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $    (2,518)   $     2,362    $    (4,030)   $       (40)   $   244,406    $    (2,567)
Net realized gains (losses)                       (7,799)        (1,703)            (2)            --        (10,192)        (3,436)
Change in unrealized gains (losses)              (52,835)       (87,973)       (20,871)         1,176       (164,037)       (18,440)
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from operations                             (63,152)       (87,314)       (24,903)         1,136         70,177        (24,443)
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                          10,387        241,028        247,675         78,130      1,437,073      1,707,108
Benefit payments                                      --             --             --             --        (53,060)            --
Payments on termination                           (6,944)        (6,789)       (10,003)            --       (179,377)       (32,990)
Contract maintenance charge                           34            (34)            14            (14)           457           (457)
Transfers among the sub-accounts
     and with the Fixed Account - net             (4,451)        73,105        291,279          9,756      2,737,783      1,349,590
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from capital transactions                      (974)       307,310        528,965         87,872      3,942,876      3,023,251
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                (64,126)       219,996        504,062         89,008      4,013,053      2,998,808

NET ASSETS AT BEGINNING OF PERIOD                219,996             --         89,008             --      2,998,808             --
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                  $   155,870    $   219,996    $   593,070    $    89,008    $ 7,011,861    $ 2,998,808
                                             ===========    ===========    ===========    ===========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period        22,952             --          9,747             --        308,305             --
     Units issued                                  9,246         23,515         77,798          9,749        522,908        343,788
     Units redeemed                              (10,527)          (563)       (11,136)            (2)      (125,845)       (35,483)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period              21,671         22,952         76,409          9,747        705,368        308,305
                                             ===========    ===========    ===========    ===========    ===========    ===========

(k)  For the Period Beginning on October 2, 2000 and Ended December 31, 2000

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                       Putnam Variable Trust Sub-Accounts
                                             --------------------------------------------------------------------------------------

                                                   VT The George
                                               Putnam Fund of Boston       VT Global Asset Allocation         VT Global Growth
                                             --------------------------    --------------------------    --------------------------

                                                 2001           2000           2001           2000           2001           2000
                                             -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $    40,725    $   (17,161)   $    (7,135)   $    (1,791)   $   (79,151)   $   (29,175)
Net realized gains (losses)                        7,883          2,241         69,788          6,623      1,039,687        122,550
Change in unrealized gains (losses)              (64,842)       228,217       (160,820)       (16,440)    (3,218,965)    (1,461,502)
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from operations                             (16,234)       213,297        (98,167)       (11,608)    (2,258,429)    (1,368,127)
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                       3,082,687      2,355,800        850,802        593,314      2,033,772      4,731,916
Benefit payments                                 (80,522)            --         (9,462)            --        (14,033)       (13,424)
Payments on termination                         (433,554)       (18,164)       (70,157)        (5,745)      (368,299)      (101,201)
Contract maintenance charge                          464           (464)           120           (120)           888           (888)
Transfers among the sub-accounts
     and with the Fixed Account - net          2,536,008        492,653        364,490        212,922      1,902,161      2,582,813
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from capital transactions                 5,105,083      2,829,825      1,135,793        800,371      3,554,489      7,199,216
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS              5,088,849      3,043,122      1,037,626        788,763      1,296,060      5,831,089

NET ASSETS AT BEGINNING OF PERIOD              3,043,122             --        788,763             --      5,831,089             --
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                  $ 8,131,971    $ 3,043,122    $ 1,826,389    $   788,763    $ 7,127,149    $ 5,831,089
                                             ===========    ===========    ===========    ===========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period       302,290             --         78,479             --        536,592             --
     Units issued                                628,570        316,133        160,059         79,699        624,564        561,488
     Units redeemed                             (126,657)       (13,843)       (37,170)        (1,220)      (203,313)       (24,896)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period             804,203        302,290        201,368         78,479        957,843        536,592
                                             ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                     Putnam Variable Trust Sub-Accounts
                                              -------------------------------------------------------------------------------------

                                                VT Growth and Income         VT Growth Opportunities          VT Health Sciences
                                              -------------------------     -------------------------     -------------------------

                                                 2001           2000           2001         2000 (j)         2001           2000
                                              ----------     ----------     ----------     ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                  $   16,576     $  (60,706)    $  (43,926)    $  (22,060)    $  (75,160)    $  (20,604)
Net realized gains (losses)                      224,923        186,951       (306,117)        (3,540)       (51,408)         2,169
Change in unrealized gains (losses)           (2,529,260)     1,110,766     (1,076,038)    (1,047,115)    (1,024,049)       347,622
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from operations                          (2,287,761)     1,237,011     (1,426,081)    (1,072,715)    (1,150,617)       329,187
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                      10,841,449     11,977,077        409,760      3,250,905      1,610,547      3,094,493
Benefit payments                                (303,994)        (9,712)        (8,899)            --         (9,798)            --
Payments on termination                       (1,765,681)      (228,684)      (260,915)       (52,572)      (327,751)       (28,487)
Contract maintenance charge                        3,017         (3,017)           539           (539)           747           (747)
Transfers among the sub-accounts
     and with the Fixed Account - net         12,291,051      6,833,088      1,227,075      1,411,457      2,570,470      1,511,730
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from capital transactions                21,065,842     18,568,752      1,367,560      4,609,251      3,844,215      4,576,989
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS             18,778,081     19,805,763        (58,521)     3,536,536      2,693,598      4,906,176

NET ASSETS AT BEGINNING OF PERIOD             19,805,763             --      3,536,536             --      4,906,176             --
                                              ----------     ----------     ----------     ----------     ----------     ----------

NET ASSETS AT END OF PERIOD                  $38,583,844    $19,805,763     $3,478,015     $3,536,536     $7,599,774     $4,906,176
                                             ===========    ===========     ==========     ==========     ==========     ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period     2,026,103             --        475,734             --        337,301             --
     Units issued                              2,911,455      2,153,099        397,635        495,714        452,258        358,569
     Units redeemed                             (693,077)      (126,996)      (175,488)       (19,980)      (126,799)       (21,268)
                                              ----------     ----------     ----------     ----------     ----------     ----------
  Units outstanding at end of period           4,244,481      2,026,103        697,881        475,734        662,760        337,301
                                              ===========    ===========    ==========     ==========     ==========     ==========

(j)  For the Period Beginning on February 1, 2000 and Ended December 31, 2000

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                        Putnam Variable Trust Sub-Accounts
                                              --------------------------------------------------------------------------------------

                                                   VT High Yield                   VT Income               VT International Growth
                                              -------------------------     -------------------------     --------------------------

                                                 2001           2000           2001           2000           2001           2000
                                              ----------     ----------     ----------     ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                  $  224,792     $    7,357     $  189,136     $   (1,904)    $  (93,512)    $  (24,068)
Net realized gains (losses)                      (22,190)        (3,377)        10,924             99        706,668         77,884
Change in unrealized gains (losses)             (189,598)       (78,570)        55,819         83,778     (2,812,178)      (525,659)
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from operations                              13,004        (74,590)       255,879         81,973     (2,199,022)      (471,843)
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                       1,450,650        828,293      4,220,783      1,590,374      2,269,201      5,328,656
Benefit payments                                 (16,627)          (172)       (18,242)            --       (105,612)          (362)
Payments on termination                          (96,789)       (16,324)      (426,091)       (33,023)      (347,745)       (79,196)
Contract maintenance charge                          173           (173)           355           (355)         1,192         (1,192)
Transfers among the sub-accounts
     and with the Fixed Account - net          1,317,388        401,730      4,805,874        689,099      2,818,044      3,048,105
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from capital transactions                 2,654,795      1,213,354      8,582,679      2,246,095      4,635,080      8,296,011
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS              2,667,799      1,138,764      8,838,558      2,328,068      2,436,058      7,824,168

NET ASSETS AT BEGINNING OF PERIOD              1,138,764             --      2,328,068             --      7,824,168             --
                                              ----------     ----------     ----------     ----------     ----------     ----------

NET ASSETS AT END OF PERIOD                   $3,806,563     $1,138,764     $11,166,626    $2,328,068     $10,260,226    $7,824,168
                                              ==========     ==========     ==========     ==========     ==========     ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period       126,880             --        225,137             --        607,250             --
     Units issued                                342,925        132,458        927,355        231,242        629,385        643,942
     Units redeemed                              (54,985)        (5,578)      (133,808)        (6,105)      (213,336)       (36,692)
                                              ----------     ----------     ----------     ----------     ----------     ----------
  Units outstanding at end of period             414,820        126,880      1,018,684        225,137      1,023,299        607,250
                                              ==========     ==========     ==========     ==========     ==========     ==========

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                       Putnam Variable Trust Sub-Accounts
                                           -----------------------------------------------------------------------------------------

                                                  VT International            VT International New
                                                 Growth and Income                Opportunities                  VT Investors
                                              -------------------------     -------------------------   ----------------------------

                                                 2001           2000           2001           2000           2001           2000
                                              ----------     ----------     ----------     ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                  $   (6,562)    $      292     $  (33,794)    $  (23,664)    $ (203,907)    $  (83,917)
Net realized gains (losses)                       46,420         19,903       (383,372)         5,608       (330,667)         5,708
Change in unrealized gains (losses)             (505,177)        (5,967)      (578,196)    (1,206,046)    (4,131,863)    (2,207,395)
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from operations                            (465,319)        14,228       (995,362)    (1,224,102)    (4,666,437)    (2,285,604)
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                         714,317      1,189,344        400,243      3,293,778      4,557,817     11,165,957
Benefit payments                                 (12,004)        (1,608)        (6,601)          (166)      (241,599)       (47,284)
Payments on termination                         (118,061)       (13,871)      (100,296)       (42,649)    (1,191,241)      (166,897)
Contract maintenance charge                          254           (254)           451           (451)         2,135         (2,135)
Transfers among the sub-accounts
     and with the Fixed Account - net            435,838        482,304        191,102        932,600      5,761,311      5,350,822
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from capital transactions                 1,020,344      1,655,915        484,899      4,183,112      8,888,423     16,300,463
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS                555,025      1,670,143       (510,463)     2,959,010      4,221,986     14,014,859

NET ASSETS AT BEGINNING OF PERIOD              1,670,143             --      2,959,010             --     14,014,859             --
                                              ----------     ----------     ----------     ----------     ----------     ----------

NET ASSETS AT END OF PERIOD                   $2,225,168     $1,670,143     $2,448,547     $2,959,010    $18,236,845    $14,014,859
                                              ==========     ==========     ==========     ==========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period       152,175             --        269,398             --      1,433,516             --
     Units issued                                172,772        159,565        145,163        297,653      1,637,882      1,531,968
     Units redeemed                              (65,298)        (7,390)       (96,514)       (28,255)      (546,036)       (98,452)
                                              ----------     ----------     ----------     ----------     ----------     ----------
  Units outstanding at end of period             259,649        152,175        318,047        269,398      2,525,362      1,433,516
                                              ==========     ==========     ==========     ==========     ==========     ==========

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                        Putnam Variable Trust Sub-Accounts
                                           -----------------------------------------------------------------------------------------

                                                    VT Money Market           VT New Opportunities               VT New Value
                                              -------------------------     -------------------------     --------------------------

                                                 2001           2000           2001           2000           2001           2000
                                              ----------     ----------     ----------     ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                  $  148,343     $   58,246     $ (175,753)    $  (98,550)    $  (17,146)    $   (2,712)
Net realized gains (losses)                           --             --      1,634,385        175,259         33,095          4,445
Change in unrealized gains (losses)                   --             --     (6,719,016)    (5,048,414)        20,108         98,223
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from operations                             148,343         58,246     (5,260,384)    (4,971,705)        36,057         99,956
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                       3,387,191      3,639,819      3,341,166     13,467,653      1,574,190        540,925
Benefit payments                                (244,278)            --       (159,114)       (18,738)       (33,319)            --
Payments on termination                       (1,258,641)      (120,601)      (655,497)      (215,704)       (86,442)        (1,845)
Contract maintenance charge                          395           (395)         2,117         (2,117)           136           (136)
Transfers among the sub-accounts
     and with the Fixed Account - net          6,231,955       (986,612)     3,728,788      5,634,928      2,326,065        251,575
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from capital transactions                 8,116,622      2,532,211      6,257,460     18,866,022      3,780,630        790,519
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS              8,264,965      2,590,457        997,076     13,894,317      3,816,687        890,475

NET ASSETS AT BEGINNING OF PERIOD              2,590,457             --     13,894,317             --        890,475             --
                                              ----------     ----------     ----------     ----------     ----------     ----------

NET ASSETS AT END OF PERIOD                  $10,855,422     $2,590,457    $14,891,393    $13,894,317     $4,707,162     $  890,475
                                             ===========     ==========    ===========    ===========     ==========     ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period       242,264             --      1,214,985             --         83,776             --
     Units issued                              1,534,686        493,530      1,150,661      1,286,198        413,549         88,290
     Units redeemed                             (784,564)      (251,266)      (403,140)       (71,213)       (67,442)        (4,514)
                                              ----------     ----------     ----------     ----------     ----------     ----------
  Units outstanding at end of period             992,386        242,264      1,962,506      1,214,985        429,883         83,776
                                              ==========     ==========     ==========     ==========     ==========     ==========

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                       Putnam Variable Trust Sub-Accounts
                                              -------------------------------------------------------------------------------------

                                              VT OTC & Emerging Growth            VT Research                VT Small Cap Value
                                              -------------------------     -------------------------     -------------------------

                                                 2001           2000           2001           2000           2001           2000
                                              ----------     ----------     ----------     ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                  $  (38,726)    $  (30,567)    $  (53,007)    $  (19,027)    $  (40,574)    $   (3,227)
Net realized gains (losses)                     (455,148)       (37,099)       159,712         10,417         32,251          1,762
Change in unrealized gains (losses)           (1,479,065)    (2,442,462)    (1,163,206)      (154,822)       478,615        156,321
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from operations                          (1,972,939)    (2,510,128)    (1,056,501)      (163,432)       470,292        154,856
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                         777,878      4,324,833      1,673,571      2,472,605      1,481,580        814,756
Benefit payments                                 (45,240)          (345)       (45,589)          (179)        (2,272)            --
Payments on termination                          (92,248)       (61,068)      (421,712)       (34,917)      (175,819)        (6,824)
Contract maintenance charge                          519           (519)           579           (579)           222           (222)
Transfers among the sub-accounts
     and with the Fixed Account - net            974,160      1,652,612      2,797,402      1,527,927      1,919,055        494,506
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from capital transactions                 1,615,069      5,915,513      4,004,251      3,964,857      3,222,766      1,302,216
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS               (357,870)     3,405,385      2,947,750      3,801,425      3,693,058      1,457,072

NET ASSETS AT BEGINNING OF PERIOD              3,405,385             --      3,801,425             --      1,457,072             --
                                              ----------     ----------     ----------     ----------     ----------     ----------

NET ASSETS AT END OF PERIOD                   $3,047,515     $3,405,385     $6,749,175     $3,801,425     $5,150,130     $1,457,072
                                              ==========     ==========     ==========     ==========     ==========     ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period       355,506             --        338,635             --        115,092             --
     Units issued                                404,058        396,241        529,970        351,611        327,688        118,591
     Units redeemed                             (163,041)       (40,735)      (117,022)       (12,976)       (93,471)        (3,499)
                                              ----------     ----------     ----------     ----------     ----------     ----------
  Units outstanding at end of period             596,523        355,506        751,583        338,635        349,309        115,092
                                              ==========     ==========     ==========     ==========     ==========     ==========

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                       Putnam Variable Trust Sub-Accounts
                                              -------------------------------------------------------------------------------------

                                                                                  VT Utilities
                                                VT Technology                   Growth and Income                 VT Vista
                                              -------------------------     -------------------------     -------------------------

                                                 2001         2000 (l)         2001           2000           2001           2000
                                              ----------     ----------     ----------     ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                  $   (8,685)    $   (1,831)    $   42,120     $   (5,434)    $  (84,194)    $  (32,970)
Net realized gains (losses)                     (161,819)          (279)       115,500          9,126        370,771          5,873
Change in unrealized gains (losses)             (126,280)      (211,695)    (1,086,042)       171,335     (3,048,984)      (951,646)
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from operations                            (296,784)      (213,805)      (928,422)       175,027     (2,762,407)      (978,743)
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                         373,224        660,049      1,487,679      1,425,254      1,967,227      4,674,319
Benefit payments                                      (4)             -        (16,528)          (198)       (82,330)          (187)
Payments on termination                          (19,523)        (7,650)      (160,811)       (24,213)      (348,165)       (90,622)
Contract maintenance charge                           92            (92)           369           (369)           954           (954)
Transfers among the sub-accounts
     and with the Fixed Account - net            221,698        162,570      1,510,445        849,122      2,351,032      2,657,586
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from capital transactions                   575,487        814,877      2,821,154      2,249,596      3,888,718      7,240,142
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS                278,703        601,072      1,892,732      2,424,623      1,126,311      6,261,399

NET ASSETS AT BEGINNING OF PERIOD                601,072              -      2,424,623              -      6,261,399              -
                                              ----------     ----------     ----------     ----------     ----------     ----------

NET ASSETS AT END OF PERIOD                   $  879,775     $  601,072     $4,317,355     $2,424,623     $7,387,710     $6,261,399
                                              ==========     ==========     ==========     ==========     ==========     ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period       101,041              -        209,218              -        469,248              -
     Units issued                                238,119        102,923        358,239        219,318        573,606        484,679
     Units redeemed                              (92,920)        (1,882)       (81,704)       (10,100)      (189,760)       (15,431)
                                              ----------     ----------     ----------     ----------     ----------     ----------
  Units outstanding at end of period             246,240        101,041        485,753        209,218        853,094        469,248
                                              ==========     ==========     ==========     ==========     ==========     ==========

(l)  For the Period Beginning on July 17, 2000 and Ended December 31, 2000

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                              Scudder Variable
                                                       Putnam Variable Trust Sub-Accounts                   Series I Sub-Accounts
                                              -------------------------------------------------------     -------------------------

                                                    VT Voyager                   VT Voyager II                     Balanced
                                              -------------------------     -------------------------     -------------------------

                                                 2001           2000           2001         2000 (k)         2001         2000 (m)
                                              ----------     ----------     ----------     ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $   (31,867)    $ (126,273)    $   (3,545)    $     (117)    $      (10)   $        --
Net realized gains (losses)                    4,056,082        410,371        (18,937)           (28)            (1)            --
Change in unrealized gains (losses)          (10,025,495)    (3,938,355)       (58,150)       (10,209)           (26)            --
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from operations                          (6,001,280)    (3,654,257)       (80,632)       (10,354)           (37)            --
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                       5,293,560     17,688,274        429,422         91,960             --             --
Benefit payments                                 (79,402)       (21,524)            --             --             --             --
Payments on termination                         (999,420)      (295,535)       (17,244)            --             --             --
Contract maintenance charge                        3,178         (3,178)            14            (14)            --             --
Transfers among the sub-accounts
     and with the Fixed Account - net          5,925,855      7,150,299        122,888          8,362          3,192             --
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from capital transactions                10,143,771     24,518,336        535,080        100,308          3,192             --
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS              4,142,491     20,864,079        454,448         89,954          3,155             --

NET ASSETS AT BEGINNING OF PERIOD             20,864,079             --         89,954             --             --             --
                                              ----------     ----------     ----------     ----------     ----------     ----------

NET ASSETS AT END OF PERIOD                  $25,006,570    $20,864,079     $  544,402     $   89,954     $    3,155    $        --
                                             ===========    ===========     ==========     ==========     ==========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period     1,766,998             --         12,302             --             --             --
     Units issued                              1,575,796      1,895,598        108,838         12,346            287             --
     Units redeemed                             (542,609)      (128,600)       (12,187)           (44)            --             --
                                              ----------     ----------     ----------     ----------     ----------     ----------
  Units outstanding at end of period           2,800,185      1,766,998        108,953         12,302            287             --
                                              ==========     ==========     ==========     ==========     ==========     ==========

(k)  For the Period Beginning on October 2, 2000 and Ended December 31, 2000

(m)  For the Period Beginning on June 15, 2000 and Ended December 31, 2000

See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------------------

                                                                       Scudder Variable Series I Sub-Accounts
                                              ----------------------------------------------------------------------------------

                                                        Bond                  Capital Growth               Global Discovery
                                              ------------------------    -------------------------    -------------------------

                                                 2001        2000 (m)        2001         2000 (m)        2001         2000 (m)
                                              ----------    ----------    ----------     ----------    ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                  $      131   $        --    $       (5)   $        --    $       (5)   $        --
Net realized gains (losses)                           --            --            (1)            --            (1)            --
Change in unrealized gains (losses)                   66            --           (40)            --           (71)            --
                                              ----------    ----------    ----------     ----------    ----------     ----------

Increase (decrease) in net assets
     from operations                                 197            --           (46)            --           (77)            --
                                              ----------    ----------    ----------     ----------    ----------     ----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                              --            --            --             --            --             --
Benefit payments                                      --            --            --             --            --             --
Payments on termination                               --            --            --             --            --             --
Contract maintenance charge                           --            --            --             --            --             --
Transfers among the sub-accounts
     and with the Fixed Account - net              7,627            --         1,587             --         1,597             --
                                              ----------    ----------    ----------     ----------    ----------     ----------

Increase (decrease) in net assets
     from capital transactions                     7,627            --         1,587             --         1,597             --
                                              ----------    ----------    ----------     ----------    ----------     ----------

INCREASE (DECREASE) IN NET ASSETS                  7,824            --         1,541             --         1,520             --

NET ASSETS AT BEGINNING OF PERIOD                     --            --            --             --            --             --
                                              ----------    ----------    ----------     ----------    ----------     ----------

NET ASSETS AT END OF PERIOD                   $    7,824   $        --    $    1,541    $        --    $    1,520    $        --
                                              ==========    ==========    ==========     ==========    ==========     ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period            --            --            --             --            --             --
     Units issued                                    691            --           150             --           121             --
     Units redeemed                                   --            --            --             --            --             --
                                              ----------    ----------    ----------     ----------    ----------     ----------
  Units outstanding at end of period                 691            --           150             --           121             --
                                              ==========    ==========    ==========     ==========    ==========     ==========

(m)  For the Period Beginning on June 15, 2000 and Ended December 31, 2000

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                       Scudder Variable Series I Sub-Accounts
                                              -------------------------------------------------------------------------------------

                                                Growth and Income                International           Large Growth Company (f)
                                              -------------------------    -------------------------  -----------------------------

                                                  2001        2000 (m)        2001         2000 (m)        2001         2000 (m)
                                              ----------     ----------    ----------     ----------    ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                  $       13    $        --    $      (13)   $        --    $       (7)   $        --
Net realized gains (losses)                           87             --           703             --          (774)            --
Change in unrealized gains (losses)                 (657)            --        (2,197)            --            --             --
                                              ----------     ----------    ----------     ----------    ----------     ----------

Increase (decrease) in net assets
     from operations                                (557)            --        (1,507)            --          (781)            --
                                              ----------     ----------    ----------     ----------    ----------     ----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                              --             --            --             --            --             --
Benefit payments                                      --             --            --             --            --             --
Payments on termination                               --             --            --             --            --             --
Contract maintenance charge                           --             --            --             --            --             --
Transfers among the sub-accounts
     and with the Fixed Account - net              7,599             --         6,011             --           781             --
                                              ----------     ----------    ----------     ----------    ----------     ----------

Increase (decrease) in net assets
     from capital transactions                     7,599             --         6,011             --           781             --
                                              ----------     ----------    ----------     ----------    ----------     ----------

INCREASE (DECREASE) IN NET ASSETS                  7,042             --         4,504             --            --             --

NET ASSETS AT BEGINNING OF PERIOD                     --             --            --             --            --             --
                                              ----------     ----------    ----------     ----------    ----------     ----------

NET ASSETS AT END OF PERIOD                   $    7,042    $        --    $    4,504    $        --   $        --    $        --
                                              ==========     ==========    ==========     ==========    ==========     ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period            --             --            --             --            --             --
     Units issued                                    778             --           530             --           395             --
     Units redeemed                                   --             --            --             --          (395)            --
                                              ----------     ----------    ----------     ----------    ----------     ----------
  Units outstanding at end of period                 778             --           530             --            --             --
                                              ==========     ==========    ==========     ==========    ==========     ==========

(f) On May 1, 2001 the Large Company Growth Sub-Account of the Scudder Variable Series I merged into the Growth Sub-Account of the Scudder Variable
     Series II

(m)  For the Period Beginning on June 15, 2000 and Ended December 31, 2000

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    Scudder
                                                                                                                    Variable
                                                                                                                    Series II
                                                            Scudder Variable Series I Sub-Accounts                 Sub-Account
                                              ---------------------------------------------------------------     ------------

                                                      Money Market                  21st Century Growth            Growth (f)
                                              -----------------------------     -----------------------------     ------------

                                                  2001           2000 (m)           2001           2000 (m)           2001
                                              ------------     ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                  $        195     $         65     $        (66)    $         (9)    $        (16)
Net realized gains (losses)                             --               --           (2,679)              (1)              (2)
Change in unrealized gains (losses)                     --               --             (501)            (849)            (286)
                                              ------------     ------------     ------------     ------------     ------------

Increase (decrease) in net assets
     from operations                                   195               65           (3,246)            (859)            (304)
                                              ------------     ------------     ------------     ------------     ------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                                --           21,967               --               --               --
Benefit payments                                        --               --               --               --               --
Payments on termination                                 --               --               --               --               --
Contract maintenance charge                              3               (3)               1               (1)              --
Transfers among the sub-accounts
     and with the Fixed Account - net              (22,227)              --             (929)          10,033            3,637
                                              ------------     ------------     ------------     ------------     ------------

Increase (decrease) in net assets
     from capital transactions                     (22,224)          21,964             (928)          10,032            3,637
                                              ------------     ------------     ------------     ------------     ------------

INCREASE (DECREASE) IN NET ASSETS                  (22,029)          22,029           (4,174)           9,173            3,333

NET ASSETS AT BEGINNING OF PERIOD                   22,029               --            9,173               --               --
                                              ------------     ------------     ------------     ------------     ------------

NET ASSETS AT END OF PERIOD                 $           --     $     22,029     $      4,999     $      9,173     $      3,333
                                              ============     ============     ============     ============     ============

UNITS OUTSTANDING
  Units outstanding at beginning of period           1,996               --              679               --               --
     Units issued                                    3,091            1,996              485              679              395
     Units redeemed                                 (5,087)              --             (679)              --               --
                                              ------------     ------------     ------------     ------------     ------------
  Units outstanding at end of period                    --            1,996              485              679              395
                                              ============     ============     ============     ============     ============

(f) On May 1, 2001 the Large Company Growth Sub-Account of the Scudder Variable Series I merged into the Growth Sub-Account of the Scudder Variable
     Series II

(m)  For the Period Beginning on June 15, 2000 and Ended December 31, 2000

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                   Van Kampen Life Investment Trust Sub-Accounts
                                              -------------------------------------------------------------------------------------

                                                                           LIT Domestic                                  LIT Money
                                                    LIT Comstock              Income          LIT Emerging Growth          Market
                                              -------------------------     ----------     -------------------------     ----------

                                                 2001         2000 (g)       2001 (c)         2001         2000 (h)       2001 (c)
                                              ----------     ----------     ----------     ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                  $   (2,636)   $        --     $     (212)    $   (2,475)    $     (123)    $    9,822
Net realized gains (losses)                       (2,018)            --             11         (2,464)             1             --
Change in unrealized gains (losses)              (22,066)            --            662        (57,203)          (326)            --
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from operations                             (26,720)            --            461        (62,142)          (448)         9,822
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                         442,948          3,901         76,228        244,849        124,148      1,954,846
Benefit payments                                      --             --             --             --             --             --
Payments on termination                           (3,928)            --           (529)        (1,684)            --         (7,530)
Contract maintenance charge                          (11)            (1)            --             10            (19)            (3)
Transfers among the sub-accounts
     and with the Fixed Account - net             16,704             --          5,135         24,949            602       (613,513)
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from capital transactions                   455,713          3,900         80,834        268,124        124,731      1,333,800
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS                428,993          3,900         81,295        205,982        124,283      1,343,622


NET ASSETS AT BEGINNING OF PERIOD                  3,900             --             --        124,283             --             --
                                              ----------     ----------     ----------     ----------     ----------     ----------

NET ASSETS AT END OF PERIOD                   $  432,893     $    3,900     $   81,295     $  330,265     $  124,283     $1,343,622
                                              ==========     ==========     ==========     ==========     ==========     ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period           337             --             --         16,637             --             --
     Units issued                                 44,920            337          7,283         50,319         16,640        215,312
     Units redeemed                               (6,446)            --            (49)        (1,600)            (3)       (85,886)
                                              ----------     ----------     ----------     ----------     ----------     ----------
  Units outstanding at end of period              38,811            337          7,234         65,356         16,637        129,426
                                              ==========     ==========     ==========     ==========     ==========     ==========

(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

(g)  For the Period Beginning on May 22, 2000 and Ended December 31, 2000

(h)  For the Period Beginning on July 19, 2000 and Ended December 31, 2000

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                     Wells Fargo Variable Trust Sub-Accounts
                                              -------------------------------------------------------------------------------------

                                                 Wells Fargo VT Asset            Wells Fargo VT
                                                      Allocation                  Equity-Income             Wells Fargo VT Growth
                                              -------------------------     -------------------------     -------------------------

                                                 2001         2000 (g)         2001         2000 (g)         2001         2000 (g)
                                              ----------     ----------     ----------     ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                  $      334     $      290     $      (88)    $        2     $     (278)    $       (8)
Net realized gains (losses)                        1,890            (25)         1,813             --          2,605             (1)
Change in unrealized gains (losses)               (3,348)          (561)        (5,590)            82         (7,135)          (259)
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from operations                              (1,124)          (296)        (3,865)            84         (4,808)          (268)
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                         114,671             --         75,175             --         32,620          3,796
Benefit payments                                      --             --             --             --             --             --
Payments on termination                           (1,080)          (526)          (740)            --             --             --
Contract maintenance charge                            1             (1)            --             --            (18)            (1)
Transfers among the sub-accounts
     and with the Fixed Account - net                622          7,498          9,155          2,666          4,000             --
                                              ----------     ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets
     from capital transactions                   114,214          6,971         83,590          2,666         36,602          3,795
                                              ----------     ----------     ----------     ----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS                113,090          6,675         79,725          2,750         31,794          3,527

NET ASSETS AT BEGINNING OF PERIOD                  6,675             --          2,750             --          3,527             --
                                              ----------     ----------     ----------     ----------     ----------     ----------

NET ASSETS AT END OF PERIOD                   $  119,765     $    6,675     $   82,475     $    2,750     $   35,321     $    3,527
                                              ==========     ==========     ==========     ==========     ==========     ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period           667             --            264             --            390             --
     Units issued                                 12,470            718          8,280            330          4,506            390
     Units redeemed                                 (116)           (51)           (77)           (66)            (3)            --
                                              ----------     ----------     ----------     ----------     ----------     ----------
  Units outstanding at end of period              13,021            667          8,467            264          4,893            390
                                              ==========     ==========     ==========     ==========     ==========     ==========

(g)  For the Period Beginning on May 22, 2000 and Ended December 31, 2000

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION

     Allstate Life of New York Separate Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Life Insurance Company of New York ("Allstate New York"). The assets of the Account are legally segregated from those of Allstate New York. Allstate New York is wholly owned by Allstate Life Insurance Company, a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by The Allstate Corporation.

     Allstate New York issues ten variable annuity contracts, the AIM Lifetime Plus(sm) ("Lifetime Plus"), the AIM Lifetime Plus(sm) II ("Lifetime Plus II"), the AIM Lifetime Enhanced Choice (Enhanced Choice"), the Scudder Horizon Advantage ("Scudder"), the Putnam Allstate Advisor ("Putnam"), the Putnam Allstate Advisor Plus ("Putnam Plus"), the Putnam Allstate Advisor Preferred ("Putnam Preferred"), the Allstate Custom Portfolio ("Custom"), the AFA SelectDirections ("SelectDirections"), and the Allstate Provider ("Provider") (collectively the "Contracts"), the deposits of which are invested at the direction of the contractholders in the sub-accounts that comprise the Account. Absent any Contract provisions wherein Allstate New York contractually guarantees either a minimum return or account value upon death or annuitization, variable annuity contractholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios (collectively the "Funds").


AIM VARIABLE INSURANCE FUNDS                        DREYFUS VARIABLE INVESTMENT FUND
     AIM V.I. Aggressive Growth                          VIF Capital Appreciation
     AIM V.I. Balanced                                   VIF Growth & Income*
     AIM V.I. Basic Value                                VIF Money Market*
     AIM V.I. Blue Chip                             DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
     AIM V.I. Capital Appreciation                  DREYFUS STOCK INDEX FUND
     AIM V.I. Capital Development                   FIDELITY VARIABLE INSURANCE PRODUCTS FUND
     AIM V.I. Dent Demographics                          VIP Contrafund
     AIM V.I. Diversified Income                         VIP Equity-Income
     AIM V.I. Global Utilities                           VIP Growth
     AIM V.I. Government Securities                      VIP Growth Opportunities
     AIM V.I. Growth                                     VIP High Income
     AIM V.I. Growth and Income                          VIP Index 500
     AIM V.I. High Yield                                 VIP Investment Grade Bond
     AIM V.I. International Equity                       VIP Overseas
     AIM V.I. Mid Cap Equity                        FRANKLIN TEMPLETON VARIABLE INSURANCE
     AIM V.I. Money Market                          PRODUCTS TRUST
     AIM V.I. New Technology (Previously known as        Franklin Small Cap*
          AIM V.I. Telecommunications)                   Mutual Shares Securities*
     AIM V.I. Value                                      Templeton Asset Strategy
ALLIANCE VARIABLE PRODUCT SERIES FUND                    Templeton Developing Markets Securities*
     Alliance Growth*                                    Templeton Growth Securities*
     Alliance Growth & Income*                           Templeton International Securities
     Alliance Premier Growth*
DELAWARE GROUP PREMIUM FUND, INC.
     Delaware GP Small Cap Value
     Delaware GP Trend

--------------------------------------------------------------------------------

1.   ORGANIZATION (CONTINUED)

GOLDMAN SACHS VARIABLE INSURANCE TRUST              PUTNAM VARIABLE TRUST (CONTINUED)
     VIT Capital Growth*                                 VT International New Opportunities
     VIT CORE Small Cap Equity*                          VT Investors
     VIT CORE U.S. Equity*                               VT Money Market
     VIT Global Income*                                  VT New Opportunities
     VIT International Equity*                           VT New Value
HSBC VARIABLE INSURANCE FUNDS                            VT OTC & Emerging Growth
     HSBC VI Cash Management                             VT Research
     HSBC VI Fixed Income                                VT Small Cap Value
     HSBC VI Growth & Income                             VT Technology
MFS VARIABLE INSURANCE TRUST                             VT Utilities Growth and Income
     MFS Bond                                            VT Vista
     MFS Emerging Growth*                                VT Voyager
     MFS High Income                                     VT Voyager II
     MFS Investors Trust (Previously known as MFS   SCUDDER VARIABLE SERIES I
          Growth with Income)                            Balanced
     MFS New Discovery                                   Bond
     MFS Research*                                       Capital Growth
OPPENHEIMER VARIABLE ACCOUNT FUNDS                       Global Discovery
     Oppenheimer Aggressive Growth                       Growth and Income
     Oppenheimer Bond                                    International
     Oppenheimer Capital Appreciation                    Money Market
     Oppenheimer Global Securities                       21st Century Growth
     Oppenheimer High Income                        SCUDDER VARIABLE SERIES II
     Oppenheimer Main Street Growth & Income             Growth
     Oppenheimer Main Street Small Cap Growth       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
          (Previously known as Oppenheimer Small         Emerging Markets Equity*
          Cap Growth)                                    Equity Growth*
     Oppenheimer Strategic Bond                          Fixed Income*
PUTNAM VARIABLE TRUST                                    Global Value Equity* (Previously known as
     VT American Government Income                            Global Equity)
     VT Asia Pacific                                     International Magnum*
     VT Capital Appreciation                             Mid Cap Value*
     VT Diversified Income                               U.S. Real Estate*
     VT The George Putnam Fund of Boston                 Value*
     VT Global Asset Allocation                     VAN KAMPEN LIFE INVESTMENT TRUST
     VT Global Growth                                    LIT Comstock
     VT Growth and Income                                LIT Domestic Income
     VT Growth Opportunities                             LIT Emerging Growth
     VT Health Sciences                                  LIT Money Market
     VT High Yield                                  WELLS FARGO VARIABLE TRUST
     VT Income                                           Wells Fargo VT Asset Allocation
     VT International Growth                             Wells Fargo VT Equity Income
     VT International Growth and Income                  Wells Fargo VT Growth

* These Funds were available, but had no Fund activity as of December 31, 2001.

--------------------------------------------------------------------------------

1.   ORGANIZATION (CONTINUED)

     Allstate New York provides insurance and administrative services to the contractholders for a fee. Allstate New York also maintains a fixed account ("Fixed Account"), to which contractholders may direct their deposits and receive a fixed rate of return. Allstate New York has sole discretion to invest the assets of the Fixed Account, subject to applicable law.



2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on quoted market prices.

     INVESTMENT INCOME - Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

     REALIZED GAINS AND LOSSES - Realized gains and losses on fund shares represent the difference between the proceeds from sales of shares of the Funds by the Account and the cost of such shares, which is determined on a weighted average basis. Transactions are recorded on a trade date basis. Income from realized gain distributions are recorded on the Fund's ex-distribution date.

     FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included in the tax return of Allstate New York. Allstate New York is taxed as a life insurance company under the Code. No federal income taxes are allocable to the Account as the Account did not generate taxable income.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     OTHER - To conform with the 2001 presentation, certain amounts in the prior year's financial statements and notes have been reclassified. In addition, disclosures have been revised to adopt appropriate provisions of the AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES.



3.   EXPENSES

     MORTALITY AND EXPENSE RISK CHARGE - Allstate New York assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a range from 0.40% to 1.65% per annum of daily net assets of the Account, based on the Contract and rider options selected. The mortality and expense risk charge covers insurance benefits available with the Contracts and certain expenses of the Contracts. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the Contracts. Allstate New York guarantees that the amount of this charge will not increase over the lives of the Contracts. At the contractholder's discretion, additional options, primarily death benefits, may be purchased for an additional charge.

--------------------------------------------------------------------------------

3.   EXPENSES (CONTINUED)

     ADMINISTRATIVE EXPENSE CHARGE - Allstate New York deducts administrative expense charges daily at a rate equal to .10% per annum of the average daily net assets of the Account for the Lifetime Plus, Lifetime Plus II, Enhanced Choice, Custom, SelectDirections, and Provider contracts and .30% for the Scudder contract. Allstate New York guarantees that the amount of this charge will not increase over the lives of the Contracts.

     CONTRACT MAINTENANCE CHARGE - Allstate New York deducts an annual maintenance charge of $35 for Lifetime Plus, Lifetime Plus II and Enhanced Choice and $30 for Putnam, Custom, SelectDirections, and Provider on each contract anniversary and guarantees that this charge will not increase over the lives of the Contracts. This charge will be waived if certain conditions are met.

--------------------------------------------------------------------------------

4.   PURCHASES OF INVESTMENTS

     The cost of purchases of investments for the year ended December 31, 2001 were as follows:




                                                                                      Purchases
                                                                              -------------------------

Investments in the AIM Variable Insurance Funds Sub-Accounts:
     AIM V. I. Aggressive Growth                                              $               2,116,220
     AIM V. I. Balanced                                                                       5,799,025
     AIM V. I. Basic Value                                                                      667,465
     AIM V. I. Blue Chip                                                                      4,886,212
     AIM V. I. Capital Appreciation                                                           3,532,207
     AIM V. I. Capital Development                                                              462,814
     AIM V. I. Dent Demographics                                                              1,244,868
     AIM V. I. Diversified Income                                                             1,415,517
     AIM V. I. Global Utilities                                                               1,335,509
     AIM V. I. Government Securities                                                          3,925,764
     AIM V. I. Growth                                                                         2,459,720
     AIM V. I. Growth and Income                                                              4,230,374
     AIM V. I. High Yield                                                                       786,507
     AIM V. I. International Equity                                                           1,545,032
     AIM V. I. Mid Cap Equity                                                                   114,618
     AIM V. I. Money Market                                                                   5,239,917
     AIM V. I. New Technology                                                                 1,928,352
     AIM V. I. Value                                                                          6,783,293

Investments in the Delaware Group Premium Fund, Inc. Sub-Accounts:
     Delaware GP Small Cap Value                                                                483,509
     Delaware GP Trend                                                                          163,430

Investments in the Dreyfus Variable Investment Fund Sub-Account:
     VIF Capital Appreciation                                                                   249,804

Investments in the Dreyfus Socially Responsible Growth Fund, Inc.
   Sub-Account:
     Dreyfus Socially Responsible Growth Fund                                                   186,901

Investments in the Dreyfus Stock Index Fund Sub-Account:
     Dreyfus Stock Index Fund                                                                 1,393,796

Investments in the Fidelity Variable Insurance Products Fund Sub-Accounts:
     VIP Contrafund                                                                             623,989
     VIP Equity-Income                                                                        1,026,004
     VIP Growth                                                                               1,245,441
     VIP Growth Opportunities                                                                   175,250
     VIP High Income                                                                            161,238
     VIP Index 500                                                                              574,006
     VIP Investment Grade Bond                                                                  293,350
     VIP Overseas                                                                               392,870

--------------------------------------------------------------------------------

4.   PURCHASES OF INVESTMENTS (CONTINUED)

     The cost of purchases of investments for the year ended December 31, 2001 were as follows:




                                                                                      Purchases
                                                                              -------------------------

Investments in the Franklin Templeton Variable Insurance Products Trust
   Sub-Accounts:
     Templeton Asset Strategy                                                 $                 134,911
     Templeton International Securities                                                         390,918

Investments in the HSBC Variable Insurance Funds Sub-Accounts:
     HSBC VI Cash Management                                                                  1,299,055
     HSBC VI Fixed Income                                                                       527,443
     HSBC VI Growth & Income                                                                  1,355,738

Investments in the MFS Variable Insurance Trust Accounts:
     MFS Bond                                                                                   260,731
     MFS High Income                                                                            116,825
     MFS Investors Trust                                                                        266,581
     MFS New Discovery                                                                          113,720

Investments in the Oppenheimer Variable Account Funds Sub-Accounts:
     Oppenheimer Aggressive Growth                                                              920,953
     Oppenheimer Bond                                                                           340,400
     Oppenheimer Capital Appreciation                                                           906,933
     Oppenheimer Global Securities                                                              368,116
     Oppenheimer High Income                                                                    225,456
     Oppenheimer Main Street Growth & Income                                                  1,293,091
     Oppenheimer Main Street Small Cap Growth                                                   194,969
     Oppenheimer Strategic Bond                                                                 962,427

--------------------------------------------------------------------------------

4.   PURCHASES OF INVESTMENTS (CONTINUED)

     The cost of purchases of investments for the year ended December 31, 2001 were as follows:




                                                                                      Purchases
                                                                              -------------------------

Investments in the Putnam Variable Trust Sub-Accounts:
     VT American Government Income                                            $               4,544,000
     VT Asia Pacific                                                                            135,023
     VT Capital Appreciation                                                                    566,326
     VT Diversified Income                                                                    4,464,743
     VT The George Putnam Fund of Boston                                                      5,586,730
     VT Global Asset Allocation                                                               1,460,699
     VT Global Growth                                                                         5,431,230
     VT Growth Opportunities                                                                  1,820,961
     VT Growth and Income                                                                    22,171,004
     VT Health Sciences                                                                       4,333,445
     VT High Yield                                                                            3,071,756
     VT Income                                                                                9,178,710
     VT International Growth                                                                  6,138,721
     VT International Growth and Income                                                       1,464,869
     VT International New Opportunities                                                         947,088
     VT Investors                                                                             9,440,414
     VT Money Market                                                                         12,173,601
     VT New Opportunities                                                                     9,380,267
     VT New Value                                                                             4,030,868
     VT OTC & Emerging Growth                                                                 1,901,916
     VT Research                                                                              4,488,915
     VT Small Cap Value                                                                       3,799,122
     VT Technology                                                                              869,571
     VT Utilities Growth and Income                                                           3,333,168
     VT Vista                                                                                 5,111,014
     VT Voyager                                                                              15,731,731
     VT Voyager II                                                                              571,097

Investments in the Scudder Variable Series I Sub-Accounts:
     Balanced                                                                                     3,190
     Bond                                                                                         7,796
     Capital Growth                                                                               1,585
     Global Discovery                                                                             1,596
     Growth and Income                                                                            7,737
     International                                                                                6,738
     Large Company Growth                                                                         4,411
     Money Market                                                                                34,165
     21st Century Growth                                                                          6,011

Investments in the Scudder Variable Series II Sub-Account:
     Growth                                                                                       3,632

--------------------------------------------------------------------------------

4.   PURCHASES OF INVESTMENTS (CONTINUED)

     The cost of purchases of investments for the year ended December 31, 2001 were as follows:




                                                                                      Purchases
                                                                              -------------------------


Investments in the Van Kampen Life Investment Trust Sub-Accounts:
     LIT Comstock                                                             $                 483,537
     LIT Domestic Income                                                                         81,373
     LIT Emerging Growth                                                                        275,288
     LIT Money Market                                                                         2,216,972

Investments in the Wells Fargo Variable Trust Sub-Accounts:
     Wells Fargo VT Asset Allocation                                                            118,082
     Wells Fargo VT Equity Income                                                                86,795
     Wells Fargo VT Growth                                                                       39,274
                                                                              -------------------------

                                                                              $             210,646,440
                                                                              =========================

--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS

     The range of lowest and highest accumulation unit values, the investment income ratio, the range of lowest and highest expense ratio assessed by Allstate New York, and the corresponding range of total return is presented for each rider option of the sub-account which had outstanding units during the period.

     As explained in Note 3, the expense ratio represents mortality and expense risk and administrative expense charges which are assessed as a percentage of daily net assets. The amount deducted is based upon the product and the number and magnitude of rider options selected by each contractholder. This results in several unit values for each sub-account based upon those choices.

     ITEMS IN THE FOLLOWING TABLE ARE NOTATED AS FOLLOWS:

          * INVESTMENT INCOME RATIO - This represents dividends, excluding realized gain distributions, received by the sub-account, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends in which the sub-accounts invest.

          ** EXPENSE RATIO - This represents the annualized contract expenses of the sub-account for the period and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying fund portfolios and charges made directly to contractholder accounts through the redemption of units.

          *** TOTAL RETURN - This represents the total return for the period and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Returns were annualized for new products launched during 2001 to represent the return as if the contractholder was invested in the sub-account for the entire year.

               Sub-accounts with a date notation indicate the effective date of that investment option in the Account. The investment income ratio and total return are calculated for the period or from the effective date through the end of the reporting period.

                                                           At December 31, 2001        For the year ended December 31, 2001
                                                           --------------------  -------------------------------------------------

                                                                 Accumulation     Investment        Expense            Total
                                                                  Unit Value     Income Ratio*      Ratio**          Return***
                                                               ----------------  -------------  ---------------  -----------------
Investments in the AIM Variable Insurance Funds Sub-Accounts:
     AIM V. I. Aggressive Growth                               $ 8.02 - $ 10.31         0.00 %  1.10 % - 1.45 %  -27.13 % - -26.88 %
     AIM V. I. Balanced                                          7.94 -   10.85         2.44    1.10   - 1.45    -12.71   - -12.40
     AIM V. I. Basic Value (a)                                  11.20 -   11.21         0.21    1.10   - 1.45     12.00   -  12.10
     AIM V. I. Blue Chip                                         6.24 -    6.78         0.02    1.10   - 1.45    -23.66   - -23.39
     AIM V. I. Capital Appreciation                              5.78 -   14.18         0.00    1.10   - 1.45    -24.39   - -24.12
     AIM V. I. Capital Development                               9.67 -   11.37         0.00    1.10   - 1.45     -9.42   -  -9.10
     AIM V. I. Dent Demographics                                 5.29 -    5.33         0.00    1.10   - 1.45    -32.90   - -32.66
     AIM V. I. Diversified Income                                9.69 -   11.79         7.57    1.10   - 1.45      2.09   -   2.45
     AIM V. I. Global Utilities                                  7.19 -   13.98         1.43    1.10   - 1.45    -28.97   - -28.72
     AIM V. I. Government Securities                            11.31 -   12.74         4.24    1.10   - 1.45      4.87   -   5.24
     AIM V. I. Growth                                            4.92 -   12.90         0.20    1.10   - 1.45    -34.84   - -34.61
     AIM V. I. Growth and Income                                 6.23 -   15.46         0.05    1.10   - 1.45    -23.95   - -23.68
     AIM V. I. High Yield                                        7.44 -    7.84        17.67    1.10   - 1.45     -6.37   -  -6.04
     AIM V. I. International Equity                              6.11 -   11.98         0.31    1.10   - 1.45    -24.64   - -24.37
     AIM V. I. Mid Cap Equity (a)                               11.36 -   11.37         0.27    1.10   - 1.45     13.57   -  13.67
     AIM V. I. Money Market                                     10.71 -   12.23         3.29    1.10   - 1.45      2.12   -   2.48
     AIM V. I. New Technology (b)                               10.45 -   10.52         2.00    1.10   - 1.45    -48.23   - -48.05
     AIM V. I. Value                                             6.98 -   16.38         0.13    1.10   - 1.45    -13.83   - -13.53

(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001

(b)  Previously known as AIM V.I. Telecommunications

--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)



                                                            At December 31, 2001        For the year ended December 31, 2001
                                                            --------------------  -------------------------------------------------

                                                                 Accumulation      Investment        Expense           Total
                                                                  Unit Value      Income Ratio*      Ratio**         Return***
                                                               -----------------  -------------  ---------------  -----------------

Investments in the Delaware Group Premium Fund, Inc.
   Sub-Accounts:
     Delaware GP Small Cap Value                               $ 12.80 - $ 12.80        0.55 %   1.25 % - 1.25 %   10.43 % -  10.43%
     Delaware GP Trend                                            7.75 -    7.75        0.00     1.25   - 1.25    -16.40   - -16.40

Investments in the Dreyfus Variable Investment Fund
   Sub-Accounts:
     VIF Capital Appreciation                                     8.89 -    8.89        1.52     1.25   - 1.25    -10.45   - -10.45

Investments in the Dreyfus Socially Responsible
   Growth Fund, Inc. Sub-Account:
     Dreyfus Socially Responsible Growth Fund                     7.07 -    7.07        0.09     1.25   - 1.25    -23.55   - -23.55

Investments in the Dreyfus Stock Index Fund
   Sub-Account:
     Dreyfus Stock Index Fund                                     8.16 -    8.16        1.24     1.25   - 1.25    -13.28   - -13.28

Investments in the Fidelity Variable Insurance Products
   Fund Sub-Accounts:
     VIP Contrafund                                               8.14 -    8.62        0.30     1.25   - 1.25    -13.35   - -13.35
     VIP Equity-Income                                           10.14 -   10.14        0.24     1.25   - 1.25     -6.15   -  -6.15
     VIP Growth                                                   6.93 -    7.63        0.03     1.25   - 1.25    -18.69   - -18.69
     VIP Growth Opportunities                                     7.90 -    7.90        0.13     1.25   - 1.25    -15.50   - -15.50
     VIP High Income                                              7.32 -    7.32        0.05     1.25   - 1.25    -12.84   - -12.84
     VIP Index 500 (c)                                            7.85 -    7.85        0.07     1.25   - 1.25    -21.53   - -21.53
     VIP Investment Grade Bond                                   11.18 -   11.18        0.05     1.25   - 1.25      7.10   -   7.10
     VIP Overseas                                                 6.98 -    7.25        1.29     1.25   - 1.25    -22.16   - -22.16

Investments in the Franklin Templeton Variable
   Insurance Products Trust Sub-Accounts:
     Templeton Asset Strategy                                     9.29 -    9.29        0.66     1.25   - 1.25    -11.08   - -11.08
     Templeton International Securities                           8.73 -    8.73        2.23     1.25   - 1.25    -17.05   - -17.05

Investments in the HSBC Variable Insurance Funds Sub-Accounts:
     HSBC VI Cash Management                                     10.32 -   10.32        2.45     1.25   - 1.25      1.30   -   1.30
     HSBC VI Fixed Income                                        10.53 -   10.53        2.64     1.25   - 1.25      3.09   -   3.09
     HSBC VI Growth & Income                                      8.33 -    8.33        0.45     1.25   - 1.25    -18.16   - -18.16


(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)



                                                           At December 31, 2001        For the year ended December 31, 2001
                                                           --------------------  -------------------------------------------------

                                                                Accumulation      Investment        Expense           Total
                                                                 Unit Value      Income Ratio*      Ratio**         Return***
                                                           --------------------  -------------  ---------------  -----------------

Investments in the MFS Variable Insurance Trust
   Sub-Accounts:
     MFS Bond (c)                                          $ 11.15   -  $ 11.15         0.91 %  1.25 % - 1.25 %   11.50 % -  11.50 %
     MFS High Income                                          9.30   -     9.30         1.80    1.25   - 1.25      0.79   -   0.79
     MFS Investors Trust (d)                                  8.08   -     8.08         0.05    1.25   - 1.25    -19.22   - -19.22
     MFS New Discovery                                        8.34   -     8.34         0.00    1.25   - 1.25     -6.22   -  -6.22

Investments in the Oppenheimer Variable Account
   Funds Sub-Accounts:
     Oppenheimer Aggressive Growth                            6.22   -     6.22         0.54    1.25   - 1.25    -32.13   - -32.13
     Oppenheimer Bond                                        10.86   -    10.86         2.71    1.25   - 1.25      8.57   -   8.57
     Oppenheimer Capital Appreciation                         7.72   -     7.72         0.04    1.25   - 1.25    -13.68   - -13.68
     Oppenheimer Global Securities                            8.36   -     8.36         0.03    1.25   - 1.25    -16.37   - -16.37
     Oppenheimer High Income (c)                              9.52   -     9.52         0.01    1.25   - 1.25     -4.80   -  -4.80
     Oppenheimer Main Street Growth & Income                  8.23   -     8.23         0.37    1.25   - 1.25    -11.29   - -11.29
     Oppenheimer Main Street Small Cap Growth (e)             8.59   -     8.59         0.00    1.25   - 1.25     -1.61   -  -1.61
     Oppenheimer Strategic Bond                              10.68   -    10.68         2.27    1.25   - 1.25      3.53   -   3.53




(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

(d)  Previously known as MFS Growth with Income

(e)  Previously known as Oppenheimer Small Cap Growth

--------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)



                                                           At December 31, 2001        For the year ended December 31, 2001
                                                           --------------------  -------------------------------------------------

                                                                Accumulation      Investment        Expense           Total
                                                                 Unit Value      Income Ratio*      Ratio**         Return***
                                                           --------------------  -------------  ---------------  -----------------


Investments in the Putnam Variable Trust
   Sub-Accounts:
     VT American Government Income                         $ 11.42  -  $ 11.69          0.00 %  1.25 % - 1.60 %    4.93 % -   5.21 %
     VT Asia Pacific                                          7.19  -     7.19          0.00    1.25   - 1.25    -24.96   - -24.96
     VT Capital Appreciation                                  7.73  -     7.76          0.00    1.25   - 1.60    -15.27   - -14.99
     VT Diversified Income                                    9.51  -     9.95          6.22    1.25   - 1.60      1.93   -   2.21
     VT The George Putnam Fund of Boston                      9.46  -    11.37          1.90    1.25   - 1.60     -1.09   -  -0.81
     VT Global Asset Allocation                               8.73  -     9.08          0.73    1.25   - 1.60     -9.94   -  -9.66
     VT Global Growth                                         4.90  -     7.54          0.00    1.25   - 1.60    -30.93   - -30.65
     VT Growth Opportunities                                  4.45  -     5.01          0.00    1.25   - 1.60    -33.23   - -32.95
     VT Growth and Income                                     8.48  -    10.87          1.33    1.25   - 1.65     -7.89   -  -7.57
     VT Health Sciences                                       9.49  -    11.53          0.00    1.25   - 1.60    -21.04   - -20.76
     VT High Yield                                            8.79  -     9.19         10.36    1.25   - 1.60      2.07   -   2.35
     VT Income                                               10.46  -    11.12          3.96    1.25   - 1.60      5.67   -   5.95
     VT International Growth                                  6.86  -    10.10          0.26    1.25   - 1.65    -21.93   - -21.61
     VT International Growth and Income                       8.14  -     8.58          0.92    1.25   - 1.60    -22.08   - -21.80
     VT International New Opportunities                       3.97  -     7.74          0.00    1.25   - 1.60    -29.85   - -29.57
     VT Investors                                             6.36  -     7.26          0.00    1.25   - 1.60    -26.00   - -25.72
     VT Money Market                                         10.45  -    10.96          3.58    1.25   - 1.60      2.19   -   2.47
     VT New Opportunities                                     4.68  -     7.89          0.00    1.25   - 1.60    -31.30   - -31.02
     VT New Value                                            10.20  -    13.59          0.51    1.25   - 1.60      1.74   -   2.02
     VT OTC & Emerging Growth                                 2.19  -     5.14          0.00    1.25   - 1.60    -46.66   - -46.38
     VT Research                                              8.24  -     9.00          0.25    1.25   - 1.60    -20.14   - -19.86
     VT Small Cap Value                                      13.41  -    14.77          0.01    1.25   - 1.65     16.33   -  16.65
     VT Technology                                            3.13  -     3.57          0.00    1.25   - 1.60    -40.22   - -39.94
     VT Utilities Growth and Income                           8.39  -     9.10          2.57    1.25   - 1.60    -23.58   - -23.30
     VT Vista                                                 5.56  -     8.76          0.00    1.25   - 1.60    -34.62   - -34.34
     VT Voyager                                               6.12  -     9.05          1.11    1.25   - 1.65    -23.71   - -23.39
     VT Voyager II                                            4.98  -     5.00          0.00    1.25   - 1.60    -31.93   - -31.65

Investments in the Scudder Variable Series I
   Sub-Accounts:
     Balanced                                                11.01  -    11.01          0.00    0.80   - 0.80     10.05   -  10.05
     Bond                                                    11.30  -    11.33          4.42    0.70   - 0.80     12.97   -  13.32
     Capital Growth                                          10.27  -    10.27          0.00    0.80   - 0.80      2.72   -   2.72
     Global Discovery                                        12.56  -    12.56          0.00    0.80   - 0.80     25.57   -  25.57
     Growth and Income                                        9.03  -     9.06          1.42    0.70   - 0.80     -9.65   -  -9.37
     International                                            8.47  -     8.50          0.67    0.70   - 0.80    -15.26   - -14.99
     Money Market                                            11.39  -    11.39          2.07    0.70   - 0.70      3.18   -   3.18
     21st Century Growth                                     10.30  -    10.32          0.00    0.70   - 0.80    -23.77   - -23.63

Investments in the Scudder Variable Series II
   Sub-Accounts:
     Growth (f)                                               8.41  -     8.44          0.00    0.70   - 0.80    -23.86   - -23.80

(f) On May 1, 2001 the Large Company Growth Sub-Account of the Scudder Variable Series I merged into the Growth Sub-Account of the Scudder Variable Series II

--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)



                                                           At December 31, 2001        For the year ended December 31, 2001
                                                           --------------------  -------------------------------------------------

                                                                Accumulation      Investment        Expense           Total
                                                                 Unit Value      Income Ratio*      Ratio**         Return***
                                                           --------------------  -------------  ---------------  -----------------

Investments in the Van Kampen Life Investment Trust
   Sub-Accounts:
     LIT Comstock                                          $ 11.15  -  $ 11.15          0.00 %  1.25 % - 1.25 %   -3.68 % -  -3.68 %
     LIT Domestic Income                                     11.24  -    11.24          0.07    1.25   - 1.25     12.37   -  12.37
     LIT Emerging Growth                                      5.05  -     5.05          0.05    1.25   - 1.25    -32.35   - -32.35
     LIT Money Market (c)                                    10.38  -    10.38          2.60    1.25   - 1.25      3.81   -   3.81

Investments in the Wells Fargo Variable Trust
   Sub-Accounts:
     Wells Fargo VT Asset Allocation                          9.20  -     9.20          1.68    1.25   - 1.25     -8.13   -  -8.13
     Wells Fargo VT Equity Income                             9.74  -     9.74          1.56    1.25   - 1.25     -6.60   -  -6.60
     Wells Fargo VT Growth                                    7.22  -     7.22          0.02    1.25   - 1.25    -20.22   - -20.22



(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

                                     PART C

                                OTHER INFORMATION

24A. FINANCIAL STATEMENTS

The Financial Statements of Allstate Life Insurance Company of New York ("Allstate New York" or "Depositor") and Allstate Life of New York Separate Account A ("Separate Account") are filed herewith in Part B of this Registration Statement

24B. EXHIBITS

The following exhibits correspond to those required by paragraph (b) of Item 24 as to Exhibits in Form N-4:

(1) Resolution of the Board of Directors of Allstate Life Insurance Company of New York authorizing establishment of the Allstate Life of New York Separate Account A (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant's Form N-4 Registration Statement (File No. 033-65381) dated April 30, 1999.)

(2)  Not Applicable

(3) (a) Form of Underwriting Agreement between Allstate New York and Allstate Distributors, L.L.C. (Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant's Form N-4 Registration Statement (File No. 333-74411) dated April 26, 2000.)

     (b) Form of Administrative Services Agreement between Allstate New York and Allstate Distributors, L.L.C. (Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant's Form N-4 Registration Statement (File No. 333-74411) dated April 26, 2000.)

(4)(a) Form of Contract (Previously filed in Registrant's Form N-4 Initial Registration Statement (File No. 333-61698) dated May 25, 2001.)

(4)(b) Income Benefit Rider (Previously filed in Post-Effective Amendment No. 1 to this Registration Statement (File No. 333-61698) dated February 12,
     2002).

(4)(c) Amendatory Endorsement to Add 5 and 7 year Guarantee Periods to Standard Fixed Account filed herewith.

(5) Form of Application for a Contract (Previously filed in Registrant's Form N-4 Initial Registration Statement (File No. 333-61698) dated May 25, 2001.)

(6) (a) Restated Certificate of Incorporation of Allstate Life Insurance Company of New York (Previously filed in Depositor's Form 10-K dated March 30, 1999 and incorporated herein by reference.)

     (b) Amended By-laws of Allstate Life Insurance Company of New York (Previously filed in Depositor's Form 10-K dated March 30, 1999 and incorporated herein by reference.)

(7)  Not applicable

(8) Form of Participation Agreement (Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Form N-4 Registration Statement (File No. 333-74411) dated February 1, 2000.)

(9)(a) Opinion of Michael J. Velotta, Vice President, Secretary and General Counsel of Allstate Life Insurance Company of New York (Previously filed in Registrant's Form N-4 Initial Registration Statement (File No. 333-61698) dated May 25, 2001.)

(9)(a) Opinion of Michael J. Velotta, Vice President, Secretary and General Counsel of Allstate Life Insurance Company of New York (Previously filed in Post-Effective Amendment No. 1 to this Registration Statement (File No. 333-61698) dated February 12, 2002.)

(10) (a) Independent Auditors' Consent filed herewith

     (b) Consent of Foley & Lardner filed herewith

(11) Not applicable

(12) Not applicable

(13)(a) Schedule of Computation of Performance Quotations (Previously filed in Registrant's Form N-4 Initial Registration Statement (File No. 333-61698) dated May 25, 2001.)

(13)(b) Schedule of Computation of Performance Quotations filed herewith.

(14) Not applicable

(99) (a) Powers of Attorney for Thomas J. Wilson, II, Michael J. Velotta, Samuel
     H. Pilch, Vincent A. Fusco, Marcia D. Alazraki, Cleveland Johnson, Jr., John R. Raben, Jr., Sally A. Slacke, Margaret G. Dyer, John C. Lounds, Marla G. Friedman, J. Kevin McCarthy, Kenneth R. O'Brien and Patricia W. Wilson (Previously filed in Registrant's Form N-4 Initial Registration Statement (File No. 333-61698) dated May 25, 2001.)

(99) (b) Power of Attorney for Steven E. Shebik filed herewith.


25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL      POSITION AND OFFICE WITH
BUSINESS ADDRESS*       DEPOSITOR OF THE ACCOUNT

Thomas J. Wilson, II    Chairman of the Board and President, and Director
                        (Principal Executive Officer)
Michael J. Velotta      Vice President, Secretary, General Counsel and
                        Director
Marcia D. Alazraki      Director
Margaret G. Dyer        Director and Vice President
Marla G. Friedman       Vice President and Director
Vincent A. Fusco        Director and Chief Operations Officer
Karen C. Gardner        Vice President
John R. Hunter          Vice President
Cleveland Johnson, Jr.  Director
John C. Lounds          Director and Vice President
J. Kevin McCarthy       Director and Vice President
Kenneth R. O'Brien      Director
Samuel H. Pilch         Group Vice President and Controller (Principal
                        Accounting Officer)
Michael Roche           Vice President
John R. Raben, Jr.      Director
Steven E. Shebik        Vice President and Director (Principal Financial
                        Officer)
Sally A. Slacke         Director
Casey J. Sylla          Chief Investment Officer
Patricia W. Wilson      Director and Assistant Vice President
James P. Zils           Treasurer
Fred Amos               Chief Administrative Officer
D. Steven Boger         Assistant Vice President
Patricia A. Coffey      Assistant Vice President
Errol Cramer            Assistant Vice President and Appointed Actuary
Dorothy E. Even         Assistant Vice President
Douglas F. Gaer         Assistant Vice President
Judith P. Greffin       Assistant Vice President
Charles D. Mires        Assistant Vice President
Barry S. Paul           Assistant Vice President and Assistant Treasurer
Charles Salisbury       Assistant Vice President
Timothy N. Vander Pas   Assistant Vice President
David A. Walsh          Assistant Vice President
Richard Zaharias        Assistant Vice President
Joanne M. Derrig        Assistant Secretary and Assistant General Counsel
Doris M. Bryant         Assistant Secretary
Paul N. Kierig          Assistant Secretary
Susan L. Lees           Assistant Secretary
Mary J. McGinn          Assistant Secretary
Roberta S. Asher        Assistant Treasurer
Ralph A. Bergholtz      Assistant Treasurer
Mark A. Bishop          Assistant Treasurer
Robert B. Bodett        Assistant Treasurer
Barbara S. Brown        Assistant Treasurer
Rhonda Hopps            Assistant Treasurer
Peter S. Horos          Assistant Treasurer
Thomas C. Jensen        Assistant Treasurer
David L. Kocourek       Assistant Treasurer
Daniel C. Leimbach      Assistant Treasurer
Beth K. Marder          Assistant Treasurer
Jeffrey A. Mazer        Assistant Treasurer
Ronald A. Mendel        Assistant Treasurer
Stephen J. Stone        Assistant Treasurer
Louise J. Walton        Assistant Treasurer
Jerry D. Zinkula        Assistant Treasurer

*The principal business address of Mr. Fusco is One Allstate Drive, P.O. Box 9095, Farmingville, New York 11738. The principal business address of Ms. Alazraki is 1675 Broadway, New York, New York, 10019. The principal business address of Mr. Johnson is 47 Doral Lane, Bay Shore, New York 11706. The principal business address of Mr. O'Brien is 165 E. Loines Avenue, Merrick, New York 11566. The principal business address of Mr. Raben is 60 Wall Street, 15th Floor, New York, New York 10260. The principal business address of Ms. Slacke is 8 John Way, Islandia, New York 11788. The principal business address of the other foregoing officers and directors is 3100 Sanders Road, Northbrook, Illinois 60062.


26.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

Incorporated herein by reference to the Form 10-K Annual Report of The Allstate Corporation March 26, 2002 (File No. 1-11840).


27.  NUMBER OF CONTRACT OWNERS

As of January 31, 2002, there were 3,821 nonqualified and 2,782 qualified contracts.

28. INDEMNIFICATION

The by-laws of both Allstate New York and Allstate Distributors, L.L.C. (Principal Underwriter), provide for the indemnification of its directors, officers and controlling persons, against expenses, judgments, fines and amounts paid in settlement as incurred by such person, if such person acted properly. No indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of a duty to the respective company, unless a court determines such person is entitled to such indemnity.

Insofar as indemnification for liability arising out of the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the registrant of expenses incurred by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of is counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


29A. RELATIONSHIP OF PRINCIPAL UNDERWRITER TO OTHER INVESTMENT COMPANIES

(a) Allstate Distributors, L.L.C. also acts as a principal underwriter to the following investment companies:


               Allstate Life Insurance Company Separate Account A


b)   The directors and officers of the principal underwriter are:


Richard L. Baker       Executive Committee Member
Peter H. Gallary       Executive Committee Member
John R. Hunter         Executive Committee Member, Chairperson, Managing
                       Director
Brent H. Hamann        Executive Committee Member, Secretary, General
                       Manager
Jane M. Mancini        Executive Committee Member, Chairperson
Vincent Esposito       Executive Committee Member
Eric Levy              Secretary
Albert Dal Porto       Senior Vice President
Karen C. Gardner       Vice President
Evelyn Cooper          Vice President
Lisa A. Burnell        Chief Compliance Officer
William Webb           Treasurer
Susan L. Lees          Assistant Secretary
Michael J. Velotta     Assistant Secretary
James P. Zils          Assistant Treasurer
Barry S. Paul          Assistant Treasurer


(c)  Compensation of Allstate Distributors, L.L.C.


(1)                (2)                (3)             (4)           (5)

                   Net Underwriting
Name of Principal  Discounts and      Compensation                  Brokerage
Underwriter        Commissions        on Redemption   Commissions   Compensation


-----------------------------------------------------------------------------

Allstate
Distributors       N/A               N/A            $15,074,572.32        N/A



30.  LOCATION OF ACCOUNTS AND RECORDS

Allstate New York is located at One Allstate Drive, P.O. Box 9095, Farmingville, New York 11738.

The Principal Underwriter, Allstate Distributors, L.L.C., is located at 3100 Sanders Road, Northbrook, Illinois 60062.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

31.  MANAGEMENT SERVICES

None


32.  UNDERTAKINGS

The Registrant undertakes to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
Registrant furthermore agrees to include either, as part of any prospectus or application to purchase a contract offered by the prospectus, a toll-free number that an applicant can call to request a Statement of Additional Information or a post card or similar written communication that the applicant can remove to send for a Statement of Additional Information. Finally, the Registrant agrees to deliver any Statement of Additional Information and any Financial Statements required to be made available under this Form N-4 promptly upon written or oral request.

REPRESENTATIONS PURSUANT TO SECTION 403(B) OF THE INTERNAL REVENUE CODE

Allstate Life Insurance Company of New York represents that it is relying upon a November 28, 1988 Securities and Exchange Commission no-action letter issued to the American Council of Life Insurance and that the provisions of paragraphs 1-4 of the no-action letter have been complied with.

REPRESENTATION REGARDING CONTRACT EXPENSES

Allstate Life Insurance Company of New York represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate Life Insurance Company of New York under the Contracts. Allstate Life Insurance Company of New York bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for Allstate Life Insurance Company of New York to earn a profit; the degree to which the Contracts include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996,including the range of industry practice. This representation applies to all Contracts sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectus(es) contained herein, or any variations therein, based on supplements, endorsements, or riders to any Contracts or prospectus(es), or otherwise.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Allstate Life of New York Separate Account A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the Township of Northfield, State of Illinois, on the 29th day of April, 2002.


                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                 BY: ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)



                                         By: /s/MICHAEL J. VELOTTA
                                           ----------------------
                                            Michael J. Velotta
                                            Vice President, Secretary and
                                            General Counsel

As required by the Securities Act of 1933, this amended Registration Statement has been duly signed below by the following Directors and Officers of Allstate Life Insurance Company of New York on the 29th day of April, 2002.


*/THOMAS J. WILSON, II            Chairman of the Board, President,
----------------------            and Director
  Thomas J. Wilson, II            (Principal Executive Officer)

/s/MICHAEL J. VELOTTA             Vice President, Secretary, General
-----------------------           Counsel and Director
  Michael J. Velotta

*/SAMUEL J. PILCH                 Group Vice President and Controller
----------------------            (Principal Accounting Officer)
  Samuel H. Pilch

*/VINCENT A. FUSCO                Director and Chief Operations Officer
------------------------
  Vincent A. Fusco

*/MARCIA D. ALAZRAKI              Director
--------------------
  Marcia D. Alazraki

*/CLEVELAND JOHNSON, JR.          Director
------------------------
  Cleveland Johnson, Jr.

*/JOHN R. RABEN, JR.              Director
---------------------
  John R. Raben, Jr.

*/SALLY A. SLACKE                 Director
---------------------
  Sally A. Slacke

*/MARGARET G. DYER                Director and Vice President
----------------------
Margaret G. Dyer

*/JOHN C. LOUNDS                  Director and Vice President
---------------------
John C. Lounds

*/MARLA G. FRIEDMAN               Director and Vice President
---------------------
Marla G. Friedman

*/J. KEVIN MCCARTHY               Director and Vice President
----------------------
J. Kevin McCarthy

*/KENNETH R. O'BRIEN              Director
-----------------------
Kenneth R. O'Brien

*/STEVEN E. SHEBIK                Vice President and Director
-----------------------           (Principal Financial Officer)
Steven E. Shebik

*/PATRICIA W. WILSON              Director and Assistant
----------------------            Vice President
Patricia W. Wilson


*/ By Michael J. Velotta, pursuant to Powers of Attorney previously filed or filed herewith.





                                  EXHIBIT INDEX

Item No.   Description

(4)(c) Amendatory Endorsement to Add 5 and 7 year Guarantee Periods to Standard Fixed Account

(10)(a) Independent Auditors' Consent

(10)(b) Consent of Foley & Lardner

(13)(b) Schedule of Computation of Performance Quotations

(99)(b) Power of Attorney for Steven E. Shebik